As Filed Electronically with the Securities and Exchange Commission on August 6, 2007

1933 Act File No. 002-38679

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.       ☐

Post-Effective Amendment No.       ☐

Pax World Funds Series Trust I

(Exact Name of Registrant as Specified in Charter)

30 Penhallow Street, Suite 400
Portsmouth, New Hampshire 03801
(Address of Principal Executive Officers)
(Zip Code)

(800) 767-1729
(Registrant’s Telephone Number, Including Area Code)

Joseph F. Keefe
Pax World Management Corp.
30 Penhallow Street, Suite 400
Portsmouth, New Hampshire 03801
(Name and Address of Agent for Service)

With copies to:

Gregory D. Sheehan, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110	Domenick Pugliese, Esq. Paul, Hastings, Janofsky and Walker LLP Park Avenue Tower 75 E. 55th Street First Floor New York, NY 10022

TITLE OF SECURITIES BEING REGISTERED:

Shares of the Pax World Women’s Equity Fund series of the Registrant

Approximate date of proposed public offering:  As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective on September 6, 2007 pursuant to Rule 488.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

WOMEN’S EQUITY FUND

a series of PROFESSIONALLY MANAGED PORTFOLIOS

12 Geary Street, Suite 601

San Francisco, CA 94108

Dear Shareholder:

On May 17, 2007, FEMMX Financial Company (“FEMMX”), the investment adviser for the Professionally Managed Portfolios’ Women’s Equity Fund, signed a letter of intent contemplating the acquisition of the assets of FEMMX by Pax World Management Corp. (“Pax World Management”), and on August [[    ]], 2007, Pax World Management entered into a definitive agreement to acquire all of the assets of FEMMX.  This transaction brings together two socially responsible investment advisers.  Pax World is a long-respected name in the field of socially responsible investing, having launched the nation’s first socially responsible mutual fund in 1971.  Similarly, FEMMX founded  Women’s Equity Fund in 1993 to advance the social and economic status of women in the workplace through the collective power of individual and institutional investors.  We hope and trust that the synergies of this combination will benefit Women’s Equity Fund shareholders for years to come.

I am writing to ask for your vote on the proposed merger (the “Merger”) of Women’s Equity Fund into Pax World Women’s Equity Fund advised by Pax World Management at a special meeting of shareholders to be held on October [[12]], 2007.  The Merger is being proposed in order to provide for the continued management of the Fund after the transaction and to provide the Fund’s shareholders with added benefits of becoming part of the Pax World family of funds.  Pax World Women’s Equity Fund is a newly-organized fund that will commence operations upon consummation of the Merger.  Pax World Women’s Equity Fund will have an identical investment objective and investment policies that are similar to those of the Women’s Equity Fund.  These are described in more detail in the enclosed proxy statement.

Should the Merger be approved by shareholders and should other conditions to the Merger be satisfied, your current investment in Women’s Equity Fund will, in effect, be exchanged for an equal investment (that is, dollar value) in Pax World Women’s Equity Fund.  Your shares in the Women’s Equity Fund will, in effect, be converted into shares of Pax World Women’s Equity Fund, and the Women’s Equity Fund will be dissolved.

More information on the specific details of and reasons for the Merger is contained in the enclosed Prospectus/Proxy Statement. Please read it carefully.

THE TRUSTEES OF THE WOMEN’S EQUITY FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY TOUCH-TONE TELEPHONE, VIA INTERNET OR BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

We are enthusiastic about the prospects of merging Women’s Equity Fund into Pax World Women’s Equity Fund.  We believe it will not only benefit Women’s Equity Fund shareholders but will advance the field of socially responsible investing as well.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

[[INSERT SIGNATURE GRAPHIC]]

Linda Pei

President

FEMMX Financial Company

September [[   ]], 2007

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

OCTOBER [[12]], 2007

WOMEN’S EQUITY FUND

a Series of Professionally Managed Portfolios

625 Market Street, 16th Floor

San Francisco, CA 94105

(888) 552-9363

(866) 811-0221

To the shareholders of Women’s Equity Fund:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Women’s Equity Fund, a series of Professionally Managed Portfolios, will be held at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 4th Floor, Milwaukee, Wisconsin 53202 on October [[12]], 2007, at 9:00 am Pacific Standard Time, to consider and to vote on the following proposal, as more fully described in the accompanying prospectus/proxy statement:

Proposal 1.  To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of Women’s Equity Fund to, and the assumption of all of the liabilities of Women’s Equity Fund by, Pax World Women’s Equity Fund, a series of Pax World Funds Series Trust I, in exchange for shares of Pax World Women’s Equity Fund, and (ii) the distribution of such shares to the shareholders of Women’s Equity Fund in complete liquidation of Women’s Equity Fund.

Proposal 2.  To transact such other business as may properly come before the meeting.

Shareholders of record of Women’s Equity Fund at the close of business on August [[14]], 2007 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of Trustees,

[[INSERT SIGNATURE GRAPHIC]]

Angela L. Pingel,

Secretary

September [[   ]], 2007

NOTICE:              YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.  PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

PROSPECTUS/PROXY STATEMENT

September [   ], 2007

Acquisition of the Assets and Liabilities of

WOMEN’S EQUITY FUND

c/o Professionally Managed Portfolios

625 Market Street, 16th Floor

San Francisco, CA 94105

(888) 552-9363

(866) 811-0221

By and in Exchange for Shares of

PAX WORLD WOMEN’S EQUITY FUND

c/o Pax World Fund Series Trust I

30 Penhallow Street, Suite 400

Portsmouth, NH 03801

(800) 767-1729

TABLE OF CONTENTS

I.	Questions and Answers Regarding the Merger	4

II.	Proposal: Merger of Women’s Equity Fund into Pax World Women’s Equity Fund	13

	The Proposal	13

	Principal Investment Risks	13

	Information About the Merger	16

III.	General	20

	Voting Information	20

	Information about Proxies and the Conduct of the Meeting	20

Appendix A – Form of Agreement and Plan of Reorganization		A-1

Appendix B – Fund Information		B-2

Appendix C – Comparison of Organizational Documents		C-1

Appendix D – Information Applicable to Pax World Women’s Equity Fund		D-1

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This prospectus/proxy statement (this “Prospectus/Proxy Statement”), the accompanying notice of a special meeting of shareholders and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about September [   ], 2007.  This Prospectus/Proxy Statement contains information shareholders should know before voting on the approval of the Agreement and Plan of Reorganization, dated as of [[      ]], 2007 (the “Agreement and Plan of Reorganization”), with respect to the proposed reorganization of Women’s Equity Fund, a series of Professionally Managed Portfolios (the “Trust”), into Pax World Women’s Equity Fund (together with Women’s Equity Fund, the “Funds”), a series of Pax World Funds Series Trust I (the “Pax World Trust”)

The proposal will be considered by shareholders of Women’s Equity Fund at a special meeting of its shareholders (the “Meeting”) that will be held at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 4th Floor, Milwaukee, Wisconsin 53202. Although the Agreement and Plan of Reorganization contemplates a transaction in which Women’s Equity Fund transfers all of its assets to Pax World Women’s Equity Fund in exchange for shares of Pax World Women’s Equity Fund and the assumption by Pax World Women’s Equity Fund of the liabilities of Women’s Equity Fund, this Prospectus/Proxy Statement refers to this transaction as a “Merger.” Each Fund is a series of a Massachusetts business trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Please read this Prospectus/Proxy Statement in its entirety and keep it for future reference.

Pax World Women’s Equity Fund is being formed for the purpose of acquiring the assets and assuming the liabilities of Women’s Equity Fund.  Like the Women’s Equity Fund, Pax World Women’s Equity Fund will seek long-term growth of capital and will invest under normal market conditions, at least 80% of its assets in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks).  If the Agreement and Plan of Reorganization is approved by the shareholders of Women’s Equity Fund and the Merger is consummated, Women’s Equity Fund will transfer all of the assets and liabilities attributable to each class of its shares to Pax World Women’s Equity Fund in exchange for shares of the corresponding class of Pax World Women’s Equity Fund with the same aggregate net asset value as the net asset value of the assets and liabilities transferred.  After that exchange, shares of each class received by Women’s Equity Fund will be distributed pro rata to its shareholders of the corresponding class, and such shareholders will become shareholders of Pax World Women’s Equity Fund.  As a result, each shareholder of the Women’s Equity Fund will become a shareholder in the Pax World Women’s Equity Fund and will receive shares in Pax World Women’s Equity Fund equal in value to their shares of Women’s Equity Fund at the valuation time. The Women’s Equity Fund will thereafter be dissolved.  The expenses associated with the Merger will be borne by Pax World Management, not by the Funds.  It is expected that Women’s Equity Fund will be the survivor of the Merger for accounting and performance reporting purposes.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Prospectus/Proxy Statement by reference:

•                                          the Class R prospectus of Women’s Equity Fund, dated July 30, 2007, as amended from time to time;

•                                          the Class R statement of additional information of Women’s Equity Fund, dated July 30, 2007, as amended from time to time;

•                                          the Class I prospectus of Women’s Equity Fund, dated July 30, 2007, as amended from time to time;

•                                          Class I statement of additional information of Women’s Equity Fund, dated July 30, 2007, as amended from time to time;

•                                          the statement of additional information relating to the proposed Merger, dated September [   ], 2007 (the “Merger SAI”); and

•                                          the Report of Independent Registered Public Accounting Firm and the audited financial statements included in the annual report to shareholders of Women’s Equity Fund for the year ended March 31, 2007.

Women’s Equity Fund previously has sent its annual report to shareholders.  For a free copy of Women’s Equity Fund’s annual report or any of the Women’s Equity Fund documents listed above, call 1-888-552-9363, or write to Women’s Equity Fund’s transfer agent c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. Shareholders also may obtain copies of the Women’s Equity Fund’s prospectus by accessing www.womens-equity.com. Text-only versions of Women’s Equity Fund documents can be viewed online or downloaded from the EDGAR database on the SEC website at www.sec.gov.  Shareholders can review and copy information about Women’s Equity Fund by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521.  Shareholders can obtain copies, upon payment of a

2

duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

As with all mutual funds, an investment in Pax World Women’s Equity Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

3

I.              QUESTIONS AND ANSWERS REGARDING THE MERGER

The following questions and answers provide an overview of key features of the Merger and of the information contained in this Prospectus/Proxy Statement. Please review this Prospectus/Proxy Statement in its entirety prior to casting a vote. If you have questions about the Merger, please call [[INSERT SOLICITOR]], the Women’s Equity Fund’s proxy solicitor, at [[INSERT NUMBER]].

1.             What is being proposed?

The Board of Trustees of Women’s Equity Fund (the “Board”) is recommending that Women’s Equity Fund be merged into Pax World Women’s Equity Fund.  This means that Women’s Equity Fund would transfer all of its assets to Pax World Women’s Equity Fund in exchange for shares of Pax World Women’s Equity Fund with the attributes described herein (“Merger Shares”) and the assumption by Pax World Women’s Equity Fund of the liabilities of Women’s Equity Fund.  If the Merger is approved and completed, shareholders of Women’s Equity Fund will receive Merger Shares of a class corresponding to their Women’s Equity Fund shares and with an aggregate dollar value equal to the aggregate value of their Women’s Equity Fund shares as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the closing of the Merger.  Holders of Class R shares of Women’s Equity Fund will receive Individual Investor Class shares of Pax World Women’s Equity Fund and holders of Class I shares of Women’s Equity Fund will receive Institutional Class shares of Pax World Women’s Equity Fund.  For more information on Pax World Women’s Equity Fund’s current distribution, purchase, redemption and exchange policies and procedures, see Appendix D.  The Merger currently is scheduled to take place in the fourth quarter of 2007.

2.             Why is the Merger being proposed?

As discussed in more detail below, FEMMX Financial Company (“FEMMX”) is selling its investment management business to Pax World Management Corp. (“Pax World Management”). Following the completion of the sale of its business, FEMMX will no longer be able to serve as the Women’s Equity Fund’s investment adviser and is expected to dissolve itself. As a result, the Board has determined that it is necessary to secure new investment advisory services for the Women’s Equity Fund following the sale by FEMMX of its business. In this regard, Pax World Management has offered to establish a new fund for which it would serve as investment adviser to be called the Pax World Women’s Equity Fund into which the Fund could be reorganized. At Meetings of the Board held on May 21-22 and July 18-20, 2007, the Trustees considered and approved a recommendation by FEMMX that the Women’s Equity Fund be reorganized into, and merged with, the Pax World Women’s Equity Fund. In approving the Merger, the Trustees determined that the participation in the Merger is in the best interests of the Women’s Equity Fund and its shareholders, and concluded that the interests of shareholders of the Women’s Equity Fund will not be diluted as a result of the Merger.  For more information regarding the factors considered by the Board in coming to these conclusions, please review  “Reasons for the Merger and Trustees’ Considerations” in Section II of this Prospectus/Proxy statement.

3.                                      How do the management fees and the operating expense ratios of the Funds compare, and what are they estimated to be following the Merger?

The tables below allow a shareholder to compare the sales charges, redemption fees, management fees and operating expense ratios of each Fund and to analyze the estimated expenses that Pax World Women’s Equity Fund expects to bear in the first year following the Merger.  Annual Fund Operating Expenses are paid by each Fund. They include management fees and administrative costs, including those of pricing, transfer agency and custody services, as well as distribution and service fees.  The investment advisory contracts for each Fund have substantially the same terms and each provides for compensation at an annual rate of 0.75% of a Fund’s average net assets.

Pax World Women’s Equity Fund is being formed for the purpose of acquiring the assets and assuming the liabilities of Women’s Equity Fund, and is expected to commence operations upon consummation of the Merger.  Pax World Women’s Equity Fund will have an identical investment objective and similar principal investment strategies, principal investment risks and investment policies as those of Women’s Equity Fund.

The Annual Fund Operating Expenses shown in the table below represent expenses for Women’s Equity Fund for the fiscal year ended March 31, 2007 and those projected for Pax World Women’s Equity Fund on a pro forma combined basis after giving effect to the proposed Merger, based on pro forma combined net assets as of June 30, 2007.

4

Based on the expense ratios shown below, the net expense ratio of each class of shares of Pax World Women’s Equity Fund, after giving effect to the reimbursement arrangement described below, is expected to be slightly lower than the net expense ratio of each corresponding class of shares of Women’s Equity Fund.

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Shareholder Fees

(paid directly from your investment)

Pax World Women’s Equity Fund
(pro forma combined)(2)
Individual
	Women’s Equity Fund(1)				Investor	Institutional
	Class R		Class I		Class(3)	Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None		None		None	None
Maximum contingent deferred sales charge (as a percentage of the lesser of purchase price or redemption price)	None		None		None	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00	%(4)	2.00	%(4)	None	None

(1)           Women’s Equity Fund charges a fee of $15 for each wire redemption, subject to change without notice.

(2)           Pax World Women’s Equity Fund charges a fee of $10 for each wire redemption, subject to change without notice.

(3)           Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA and 403(b)(7) accounts that purchase Individual Investor Class shares are charged an annual custodial fee of $12.

(4)           The redemption fee applies only to those shares that have been held for less than 60 days.  The Women’s Equity Fund is intended for long-term investors.  This fee is payable to Women’s Equity Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.

Annual Fund Operating Expenses

(deducted directly from Fund assets)

					Pax World Women’s Equity Fund (pro forma combined)(5)
	Women’s Equity Fund				Individual
	Class R		Class I		Investor Class		Institutional Class
Management Fee	0.75%		0.75%		0.75%		0.75%
Distribution Fee	0.25	%(1)	None		0.25	%(1)	None
Other Expenses	0.79%		0.75	%(2)	0.70	%(2)	0.70	%(2)
Acquired Fund Fees and Expenses(3)	0.01%		0.01%		—%		—%
Total Annual Fund Operating Expenses	1.80%		1.51%		1.70%		1.45%
Less: Expense Reimbursement	(0.45	)%(4)	(0.51	)%(4)	(0.36)%		(0.46)%
Net Annual Fund Operating Expenses	1.35	%(4)	1.00	%(4)	1.34%		0.99%

(1)           Due to the distribution fee imposed on Class R shares and Individual Investor Class shares, shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers.

(2)           Other expenses for Class I shares, Individual Investor Class shares and Institutional Class shares are based on estimated amounts for the applicable Fund’s current fiscal year.

(3)           Acquired Fund Fees and Expenses include indirect fees that the Funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”). Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.

(4)           FEMMX has contractually agreed to reduce its fees and/or pay Women’s Equity Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) allocable to Class R shares and Class I shares in order to limit Net Annual Fund Operating Expenses to 1.34% and 0.99% of the Women’s Equity Fund’s net assets for Class R shares and Class I shares, respectively.  This reimbursement arrangement will remain in effect for at least the one year period shown in the Example below and may continue for an indefinite period thereafter as determined by the Board.  If the expenses (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) allocable to Class R shares and Class I shares are less than 1.34% or 0.99%, respectively, in any year, FEMMX reserves the right, subject to certain limitations, to be reimbursed by Women’s Equity Fund for the difference between the actual expenses of Class R shares or Class I shares and 1.34% or 0.99%, respectively.  FEMMX may request such reimbursement within three fiscal years following the year in which the difference occurs.  Such reimbursement is subject to the review and approval of the Board.

(5)           Pax World Management has contractually agreed not to seek any increase in its investment advisory fee and to waive its fee or to reimburse expenses (excluding Acquired Fund Fees and Expenses) allocable to Individual Investor Class shares and Institutional Class shares of Pax World Women’s Equity Fund to the extent such expenses exceed 1.34% and 0.99% of the average daily net assets of Individual Investor Class shares and Institutional Class shares, respectively, of Pax World Women’s Equity Fund.  This commitment and reimbursement arrangement will remain in effect until at least December 31, 2010.

6

Example Expenses

Example Expenses help shareholders compare the cost of investing in Women’s Equity Fund currently with the cost of investing in Pax World Women’s Equity Fund on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The tables reflect any fee waivers and expense reimbursements described in the footnotes to the Annual Fund Operating Expenses table. This is only an example. Actual expenses may be different. The Example Expenses are based on the following assumptions:

•              $10,000 initial investment.

•              5% total return for each year.

•              Each Fund’s operating expenses remain the same.

•              Reinvestment of all dividends and distributions.

Example Expenses

(actual costs may be higher or lower)

	1 Year	3 Years	5 Years	10 Years
Women’s Equity Fund
Class R	$137	$523	$933	$2,079
Class I	$102	$427	$775	$1,758

Pax World Women’s Equity Fund (pro forma combined)
Individual Investor Class	$136	$425	N/A	N/A
Institutional Class	$101	$315	N/A	N/A

The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating Women’s Equity Fund will be eliminated.  Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Pax World Women’s Equity Fund’s assets, many of which are beyond the control of Pax World Women’s Equity Fund or Pax World Management.

4.             How do the gender and other social criteria of the Funds compare?

Women’s Equity Fund	Pax World Women’s Equity Fund

The Women’s Equity Fund evaluates company management on policies and practices toward women’s social and economic equality. The Women’s Equity Fund adviser and the sub-adviser look for companies that exhibit some or all of the following socially responsible characteristics:

•      Promote women to top executive positions and compensate them accordingly;

•      Have a high percentage of women directors on the board;

•      Have strong support from senior executives for workplace equality;

•      Provide career development and training programs for women employees including mentoring and company-sponsored women’s networking groups;

•      Monitor hiring and promotion activity closely;

•      Offer programs addressing work/life balance concerns;

•      Use women-owned companies as vendors and service providers;

•      Present positive images of women in their advertising, promotion and marketing;

•      Are accountable and transparent to employees, investors and the

Pax World Women’s Equity Fund seeks to invest primarily in companies that, in addition to meeting Pax World’s other financial, environmental, social and governance criteria, take affirmative steps to attract, retain and promote women, and to advance gender equity and women’s empowerment in the workplace and beyond. Specifically, Pax World Women’s Equity Fund endeavors to invest in companies that promote gender equity through internal policies and programs, transparency regarding the effectiveness of those policies and programs and accountability among employees to assure implementation and observance of the same. Examples include:

•      Promotion of women to top executive positions and compensating them accordingly;

•      Representation of women on the board of directors and in senior management;

•      Strong support from senior executives for workplace equality;

•      Career development and training programs for women employees;

•      Close monitoring of hiring and promotion activity to assure gender equity;

•      Programs to address work/life balance concerns, including in particular women’s health, safety and childcare responsibilities;

7

Women’s Equity Fund	Pax World Women’s Equity Fund

communities in which they operate;

•      Have a good record on minority employment and advancement;

•      Support human rights and fair employment practices;

•      Provide high quality and beneficial products or services; or

•      Show leadership on environmental issues.

•      Programs to address discrimination against women and to protect women from harassment and violence;

•      Use of women-owned companies as vendors and service providers;

•      Positive images of women in their advertising, promotion and marketing;

•      Accountability and transparency to employees, investors and the communities in which they operate;

The following characteristics are viewed negatively by the Women’s Equity Fund when selecting potential investments:

•      Engage in a pattern of Equal Employment Opportunity Act violations;

•      Promote sexist stereotypes in the workplace or in their advertising;

•      Market products that adversely affect women; or

•      Are unwilling to engage in dialogue concerning women’s issues.

Where possible, Pax World Women’s Equity Fund endeavors to vote shareholder proxies in accordance with gender criteria, in addition to other environmental, social and governance criteria; engage in dialogue with corporate management on issues of concern; initiate and support shareholder resolutions on gender-related issues; and support public policy initiatives that promote greater corporate transparency, accountability and social responsibility on issues of gender equality.

Pax World Women’s Equity Fund also endeavors to avoid investing in companies involved in the exploitation and trafficking of women, whose products demean women, or who use negative stereotypes in their advertising, promotion or marketing. Similarly, Pax World Women’s Equity Fund endeavors to avoid companies that fail to provide a safe work environment for women by encouraging or tolerating harassment, as well as companies that have a history or pattern of discrimination or mistreatment of women.

Pax World Women’s Equity Fund may also invest in community development financial institutions, including micro-credit or micro-finance institutions that advance women’s equity and sustainable development around the globe.

See Appendix D for more information regarding Pax World Women’s Equity Fund’s philosophy of sustainable investing and environmental, social and governance criteria.

5.             How do the investment goals, principal investment strategies and policies of the Funds compare?

Women’s Equity Fund and Pax World Women’s Equity Fund have identical investment goals and similar principal investment strategies.  Each Fund seeks long-term capital appreciation by investing primarily in equity securities.  Each fund, under normal market conditions, invests 80% of its assets in equity securities.  The Women’s Equity Fund may invest up to 20% of its assets in non-U.S. issuers, whereas the Pax World Women’s Equity Fund may invest without limitation in non-U.S. issuers.  Each Fund emphasizes gender criteria in its investment decisions, including companies’ policies and practices toward women’s social and economic equality.  In addition, Pax World Women’s Equity Fund also applies other social, environmental and governance criteria, under which it avoids investing in companies that its investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products, are involved in gambling as a main line of business or engage in unethical business practices.

8

The table below shows the investment goals and principal investment strategies of each Fund:

	Women’s Equity Fund	Pax World Women’s Equity Fund
Investment Goal	• To seek long-term capital appreciation by investing primarily in equity securities.	• To seek long-term growth of capital by investing primarily in equity securities.

Principal Investment Strategies

•      Under normal market conditions, at least 80% of the Women’s Equity Fund’s net assets (plus any borrowings for investment purposes) will be invested in equity securities. In selecting investments, the adviser and sub-adviser attempt to identify companies believed to have certain social responsibility criteria that are proactive towards women’s social and economic equality and which market sectors are likely to achieve attractive returns while controlling portfolio risk.

•      The security selection process begins with an analysis of equity market sectors. The Women’s Equity Fund’s adviser and sub-adviser determine which sectors are expected to produce the greatest returns while controlling portfolio risk. This analysis includes the likely outcomes for inflation, profits, employment, the dollar and economic variables, together with the prices of stocks in various sectors. Based upon this analysis, the Women’s Equity Fund’s adviser and sub-adviser construct a portfolio that is considered to achieve appropriate sector and security diversification for the purpose of meeting the Women’s Equity Fund’s investment objective.

•      Within each industry sector, individual stock selection is based upon analysis of the company’s fundamental characteristics including financial strength, response to industry and economy-wide changes and price and cost trends. The Women’s Equity Fund seeks to purchase companies with sound competitive positions and strategies. The Women’s Equity Fund emphasizes reasonably-valued companies with above-average earnings growth, sustained profitability, and above-average return on invested capital.

•      The Women’s Equity Fund may invest up to 20% of its total assets in equity securities of foreign issuers.

•      A decision to sell all or part of a portfolio holding will be made for one or more of the following reasons: company fundamentals no longer meet the Women’s Equity Fund’s adviser and/or sub-adviser’s investment criteria, a decision has been reached to reduce allocation to an industry or economic sector or the Women’s Equity Fund’s adviser and Sub-Adviser’s valuation parameters have been exceeded.

•      Under normal market conditions, Pax World Women’s Equity Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities (such as common stocks, preferred stocks, and securities convertible into common or preferred stocks). In selecting investments, the Pax World Women’s Equity Fund’s adviser applies sustainable investing criteria, emphasizing companies that promote gender equity through internal policies and programs, transparency regarding the effectiveness of those policies and programs and accountability among employees to assure implementation and observance of the same.

•      Pax World Women’s Equity Fund will seek to invest in companies worldwide that its investment adviser believes best meet the Fund’s investment criteria, and may invest without limitation in equity securities of non-U.S. issuers.

•      Pax World Women’s Equity Fund’s investment adviser will use fundamental analysis to invest in both growth and value companies and may emphasize either based on its assessment of economic and market conditions. In selecting investments for the Pax World Women’s Equity Fund, the investment adviser seeks to emphasize companies with long-term records of stable operating characteristics and the ability to achieve sustainable returns on invested capital.

•      In selecting growth companies, Pax World Women’s Equity Fund’s investment adviser will seek companies it believes have above-average long-term growth potential, and select investments based, among other factors, on:

•      strong management,

•      demonstrated growth in earnings and sales,

•      superior industry positions, and

•      competitive advantages over industry peers.

•      In selecting value companies, Pax World Women’s Equity Fund’s adviser will attempt to identify companies that exhibit the following characteristics:

•      attractive valuation (considering factors such as price-to-earnings ratio, price-to-book ratio and/or price-to-cash flow ratio);

•      a healthy and/or improving balance sheet;

•      overall financial strength; and

•      catalysts for changes that improve future earnings prospects.

•      Pax World Women’s Equity Fund may sell a particular security if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified or to meet redemption requests.

•      In response to unfavorable market and other conditions, Pax World Women’s Equity Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. Pax World Women’s Equity Fund may not achieve its investment objective when it does so.

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The following table highlights the differences in the Funds’ fundamental investment policies.  A “fundamental” investment policy is one that may not be changed without a shareholder vote.  The table below summarizes material differences between Women’s Equity Fund’s fundamental investment policies and Pax World Women’s Equity Fund’s fundamental investment policies.

	Women’s Equity Fund	Pax World Women’s Equity Fund
Diversification

Purchase the securities of any issuer, if as a result more than 5% of the total assets of the Fund would be invested in the securities of that issuer, other than obligations of the U.S. government, its agencies or instrumentalities, or if as a result the Fund would own more than 10% of the outstanding voting securities of such issuer, provided that up to 25% of the value of the Fund’s assets may be invested without regard to this limitation.

Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Real Estate

Purchase or sell real estate; however, the Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts.

Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities.

Commodities

Purchase or sell commodities or commodity contracts (other than futures transactions for the purposes and under the conditions described in the prospectus and in the Statement of Additional Information).

Purchase or sell commodities, except that a Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

Concentration

Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.)

Concentrate more than 25% of the value of its assets in any one industry.

Underwriting	N/A

Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

Borrowing/Senior Securities

Borrow money unless immediately after such borrowing there is an asset coverage of at least 300% of all borrowings and only with respect to 33 1/3% of its assets. Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

Borrow money and/or issue senior securities except to the extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, currency contract or repurchase transactions

Loans

Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

N/A

Margin Securities

Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

N/A

In addition, Women’s Equity Fund is subject to the following non-fundamental policies.  Pax World Women’s Equity Fund has no similar policies, though it is subject to certain similar legal requirements.  Women’s Equity Fund may not:

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•                                          purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer;

•                                          invest in any issuer for purposes of exercising control or management;

•                                          invest in securities of other investment companies except as permitted under the 1940 Act;

•                                          purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

In addition, neither Fund may invest in the aggregate, more than 15% of its net assets in securities that are readily marketable or that are illiquid.  Except with respect to borrowing and illiquid securities, if a percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the value of assets does not constitute a violation of that restriction.

Neither Fund will make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first changing the Fund’s name and providing the Fund’s shareholders with at least a 60-day notice.

6.             What are the federal income tax consequences of the Merger?

The Merger is expected to be treated as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).  Accordingly, no gain or loss is expected to be recognized by Women’s Equity Fund or its shareholders as a result of the Merger, and the tax basis of the Merger Shares received by each Pax World Women’s Equity Fund shareholder will be the same in the aggregate as the tax basis of the shareholder’s Women’s Equity Fund shares.  At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.  For more information about the federal income tax consequences of the Merger, see “Federal Income Tax Consequences”.

7.             Who bears the expenses associated with the Merger?

The expenses associated with the Merger will be borne by Pax World Management, not by the Funds.

8.             Who is eligible to vote?

Shareholders of record on August [[14]], 2007 are entitled to receive notice of, to attend and to vote at the Meeting or any adjournment of the Meeting.  All shareholders of Women’s Equity Fund will vote together as a single class on the Merger.  Each whole share of Women’s Equity Fund shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.  Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions.  If a shareholder signs a proxy but does not fill in a vote, the shareholder’s shares will be voted to approve the Merger and, if any other business comes before the Meeting, the shareholder’s shares will be voted at the discretion of the persons named as proxies.

9.             Will any shareholder privileges change as a result of the Merger?

The purchase and distribution procedures, exchange rights, redemption procedures and dividend policies of Women’s Equity Fund and Pax World Women’s Equity Fund are generally similar, except as noted below:

•              The minimum initial investment required to purchase Individual Investor Class shares of Pax World Women’s Equity Fund is $250 and there is no minimum investment amount for SIMPLE and SEP individual retirement accounts (IRAs) or “tax sheltered accounts” under Section 403(b)(7) of the Code. The minimum subsequent investment for Individual Investor Class shares of Pax World Women’s Equity Fund is $50.  The minimum initial investment required to purchase Class R shares of Women’s Equity Fund is $1,000 and a shareholder can add to her account at any time with $100 or more. Women’s Equity Fund also provides that a retirement plan account may be opened with a minimum initial investment of $500 and such account may be added to at any time with investments of $100 or more.

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•                                          The minimum initial investment required to purchase Institutional Class shares of Pax World Women’s Equity Fund is $500,000 and there is no minimum investment amount for SIMPLE and SEP IRAs or “tax sheltered accounts” under Section 403(b)(7) of the Code. Women’s Equity Fund requires a $250,000 minimum initial investment for Class I shares.

•                                          Women’s Equity Fund will not accept cashier’s checks for amounts of less than $10,000 when purchasing either Class R shares or Class I shares. Pax World Women’s Equity Fund will not accept cashier’s checks for any amount.

•                                          Pax World Women’s Equity Fund allows purchase and redemption orders to be made online.  Women’s Equity Fund does not.

•                                          Both Pax World Women’s Equity Fund and Women’s Equity Fund provide that a signature guarantee is required in certain situations. Women’s Equity Fund requires a signature guarantee when adding the telephone redemption option to an existing account whereas Pax World Women’s Equity Fund does not.

•                                          Both Pax World Women’s Equity Fund and Women’s Equity Fund provide that the maximum telephone redemption amount is $50,000.  Pax World Women’s Equity Fund also requires a minimum telephone redemption amount of $1,000.

•                                          Women’s Equity Fund’s minimum withdrawal amount under its systematic withdrawal plan is $100 per month. Pax World Women’s Equity Fund has no minimum withdrawal amount under its systematic withdrawal plan.

•                                          Pax World Women’s Equity Fund reserves the right to redeem all shares held by any shareholder other than an IRA or other tax deferred retirement plan shareholder, whose account has a balance in an amount less than the minimum investment necessary to open the account.  Pax World Women’s Equity Fund will give any shareholder subject to such involuntary redemption 60 days’ prior written notice.  Women’s Equity Fund may redeem the shares in a shareholder’s account if the value of the account is less than $1,000 (or $500 for retirement plan accounts) for Class R shares or less than $50,000 for Class I shares. Women’s Equity Fund will give any shareholder subject to such involuntary redemption 30 days’ prior written notice.

•                                          A shareholder of Pax World Women’s Equity Fund may exchange Individual Investor Class shares or Institutional Class shares of the Fund for shares of the same class of any other Pax World fund, subject to the minimum investment requirements of such classes and to the frequent purchase and redemptions policies of the Pax World Funds.

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II.            Proposal:  Merger of Women’s Equity Fund into Pax World Women’s Equity Fund

The Proposal

Shareholders of Women’s Equity Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement.  By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of Women’s Equity Fund into Pax World Women’s Equity Fund.  Pax World Women’s Equity Fund is a newly formed fund and is expected to commence operations upon consummation of the Merger.

Principal Investment Risks

What are the principal investment risks of Pax World Women’s Equity Fund, and how do they compare with those of Women’s Equity Fund?

The principal investment risks of Women’s Equity Fund and Pax World Women’s Equity Fund are generally similar because they have an identical investment objective and similar principal investment strategies.  Each Fund categorizes risks somewhat differently, however, and the actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time.  Because Pax World Women’s Equity Fund may invest in securities of non-U.S. issuers to a greater extent than the Women’s Equity Fund, it will be subject to non-U.S. securities risk to a greater extent.  Pax World Women’s Equity Fund categorizes its principal investment risks as follows:

Market Risk.  Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of Pax World Women’s Equity Fund’s investments.  Women’s Equity Fund also is subject to market risk.

Non-U.S. Securities Risk.  Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of Pax World Women’s Equity Fund’s investments to fluctuate significantly, rapidly and unpredictably.  Non-U.S. securities may be less liquid than domestic securities; consequently, Pax World Women’s Equity Fund may at times be unable to sell non-U.S. securities at desirable times or prices.  Brokerage commissions, custodial fees and other fees and expenses associated with securities transactions generally are higher for non-U.S. securities.  In the event of a default in connection with certain debt securities issued by foreign governments, Pax World Women’s Equity Fund may have very limited recourse, if any.  Additionally, foreign governments may impose withholding taxes which would reduce the amount of income and capital gain available to distribute to shareholders.  Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls.  Women’s Equity Fund also is subject to non-U.S. securities risk.

Management Risk.  Investment decisions made by Pax World Women’s Equity Fund’s investment adviser and portfolio manager may cause Pax World Women’s Equity Fund to experience losses or to underperform other mutual funds with similar investment objectives.  Women’s Equity Fund also is subject to management risk.

Equity Securities Risk.  The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing Pax World Women’s Equity Fund to experience losses.  The prices of equity securities generally are more volatile than the prices of debt securities.  Women’s Equity Fund also is subject to equity securities risk.

Issuer Risk.  The value of a security may fluctuate due to factors particular to the entity that issued the security (such as labor or materials shortages, production cost overruns, excess financial leverage, supply and demand issues or mismanagement) that are not common to that entity’s industry or to the market generally.  Women’s Equity Fund also is subject to issuer risk.

Convertible Securities Risk.  Convertible securities are generally preferred stocks and other securities, including debt securities and warrants, that are convertible into or exercisable for common stock of the issuer (or cash or securities at equivalent value) at either a stated price or a stated rate.  The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature.  However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock.  A convertible

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security will normally also provide income and is subject to interest rate risk.  While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.  In the event of a liquidation of the issuer, holders of convertible securities generally would be paid before the issuer’s common stockholders, but after holders of any senior debt obligations of the issuer.  Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.  Convertible securities also may be less liquid than the underlying stock or non-convertible debt securities.  Finally, Pax World Women’s Equity Fund may be forced to convert a security before it would otherwise choose, which may decrease Pax World Women’s Equity Fund’s return.  The Women’s Equity Fund has not made any significant investments in convertible securities and therefore does not consider this to be a principal risk of the Women’s Equity Fund. However to the extent the Women’s Equity Fund were to invest in convertible securities, it would be subject to these risks.

Derivatives Risk.  Derivatives are financial contracts whose values are derived from traditional securities, assets, reference rates or market indices.  Derivatives involve special risks and may result in losses.  Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing Pax World Women’s Equity Fund to lose more money than it would have lost had it invested in the underlying security.  The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility.  The use of derivatives may also increase the amount of taxes payable by shareholders.  Other risks arise from Pax World Women’s Equity Fund’s potential inability to terminate or sell derivative positions.  A liquid secondary market may not always exist for Pax World Women’s Equity Fund’s derivative positions at times when Pax World Women’s Equity Fund might wish to terminate or sell such positions.  Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations.  The use of derivatives also involves the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index.  Pax World Women’s Equity Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The Women’s Equity Fund has not made any significant investments in derivatives and therefore does not consider this to be a principal risk of the Women’s Equity Fund. However to the extent the Women’s Equity Fund were to invest in derivative securities, it would be subject to these risks.

Sustainable Investing Risk.  Pax World Women’s Equity Fund’s sustainable investing policies may inhibit Pax World Women’s Equity Fund’s ability to participate in certain attractive investment opportunities that otherwise would be consistent with its investment objectives and other principal investment strategies.  Women’s Equity Fund is subject to a similar socially responsible investing risk.

Small- and Medium–Sized Company Risk. Investing in securities of small- and medium-sized companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt and erratic share prices changes than larger, more established companies. Securities of these types of companies may have limited liquidity, and their prices may be more volatile.  Both the Pax World Women’s Equity Fund and the Women’s Equity Fund are subject to this risk.

Micro-Finance Institutions Risk. The Women’s Equity Fund may invest up to 2.5% of its assets in foreign micro-finance institutions (“MFIs”), which are financial institutions that provide financial services and loans to entrepreneurs, enterprises and individuals that are located in certain sectors of emerging market economies. Pax World Women’s Equity Fund may invest up to 1% of fund assets in community development financial institutions that target underserved areas and directly support affordable housing, small businesses, community development and revitalization, health care, education and the environment, including investments in MFIs that advance women’s equity and sustainable development around the globe. These investments will consist of the purchase of unrated, subordinated debt obligations of MFIs that may be considered below investment grade, may be illiquid, and may therefore involve a greater risk of default. These investments are subject to the risks associated with debt investments generally. In addition, because these obligations are subordinated to other debt obligations of the issuer, the Women’s Equity Fund will not receive payment on its investments until these other obligations are satisfied. Because these investments are unrated, they may be subject to greater uncertainty as to the ability to pay principal and interest than rated securities. In the event of the financial distress of the MFI, the Women’s Equity Fund may not be able to obtain the return of its principal or to receive payments of interest. The market for these securities is very thin and inactive, which may limit the Women’s Equity Fund’s ability to sell such securities at fair value. Also, because the MFIs in which the Women’s Equity Fund invests are located in emerging markets, these investments are subject to additional risks over and above the risks associated with investments in non-US securities. Emerging markets tend to experience less social, political and economic stability that developed markets. Their securities markets are generally smaller with less trading volume, which may result in less liquidity and greater price volatility and there is greater potential of restrictions on investments and ability to liquidate securities and in expropriation or confiscation of assets or property, as well as less

14

developed legal and regulatory structures governing foreign investment.  Some of these investments may offer a rate of return below the then-prevailing market rate, or may subject the Funds to more credit risk than other types of debt instruments.

There are other circumstances (including additional risks not described above) that could cause Pax World Women’s Equity Fund not to achieve its investment objective.  As with all mutual funds, shareholders of Pax World Women’s Equity Fund may lose money.

Performance Information

Calendar Year Total Returns.  The bar chart below presents the calendar year total returns for Class R shares of Women’s Equity Fund before taxes.  The bar chart is intended to provide some indication of the risk of investing in Women’s Equity Fund by showing changes in Women’s Equity Fund’s performance from year to year.  The returns shown include the reinvestment of dividends and distributions.  Returns for Class I shares of Women’s Equity Fund would be higher than returns for Class R shares because Class I shares pay lower expenses than Class R shares.  Returns reflect any expense reduction arrangements.  If these arrangements had not been in place, returns would have been lower.  Past performance is not necessarily an indication of future results.

Because Pax World Women’s Equity Fund is a newly formed fund that has yet to commence operations, no bar chart is provided.  Women’s Equity Fund is expected to be the survivor of the Merger for accounting and performance purposes.  No assurance can be given that Pax World Women’s Equity Fund will achieve any particular level of performance after the Merger.

Women’s Equity Fund

28.58%	28.77%	8.30%	2.55%	-3.15%	-14.59%	23.65%	10.71%	0.30%	8.40%
1997	1998	1999	2000	2001	2002	2003	2004	2005	2006

For period shown in bar chart:
Best quarter: 4th quarter 1998, 22.18%

Worst quarter: 3rd quarter 2002, -14.42%

Year-to date total return through June 30, 2007 was 5.97% and 6.16% for the Class R and Class I shares, respectively

Average Annual Total Returns.  The performance table below presents the average annual total returns for Class R shares and Class I shares of Women’s Equity Fund as of December 31, 2006.  The performance table is intended to provide some indication of the risks of investment in Women’s Equity Fund by showing how Women’s Equity Fund’s average annual total returns compare with the returns of a broad-based securities market index over a one-year, five-year and ten-year period.  The returns shown include the reinvestment of dividends and distributions and reflect any expense reimbursement arrangements.  If these arrangements had not been in effect, the total returns would have been lower than those shown.  Returns are shown before taxes for Class R shares and Class I shares and after taxes on distributions and after taxes on distributions and sale of shares for Class I shares only.  After-tax returns for Class I shares will vary.

Because the Class I shares of the Fund were not yet operational as of December 31, 2006, performance information for the Class I shares shown below is based on Class R share performance.  Class I shares are subject to different expenses, which may cause the returns of the Class I shares to differ from the returns of the Class R shares.

Because Pax World Women’s Equity Fund is a newly formed fund that has yet to commence operations, no performance table is provided.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes.  Actual after-tax returns will depend on a shareholder’s own tax situation and may differ from those shown.  After-tax returns may not be relevant to shareholders who hold their shares through tax-deferred arrangements (such as 401(k) plans and individual retirement accounts).  As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

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Women’s Equity Fund

	Periods Ended December 31, 2006
	1 Year	5 Years	10 Years
Class R
Return Before Taxes	8.40%	4.92%	8.51%
Return After Taxes on Distributions	7.98%	4.76%	8.00%
Return After Taxes on Distributions and Sale of Fund Shares	6.03%	4.23%	7.38%
Class I
Return Before Taxes	8.40%	4.92%	8.51%
S&P 500® Index(1)	15.80%	6.19%	8.42%

(1)           The S&P 500® Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

THE BOARD, ON BEHALF OF WOMEN’S EQUITY FUND, UNANIMOUSLY RECOMMENDS APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

Information about the Merger

Capitalization

The following table shows the unaudited capitalization of Women’s Equity Fund and Pax World Women’s Equity Fund as of June 30, 2007 and of Pax World Women’s Equity Fund on a pro forma combined basis after giving effect to the Merger as of that date.

	Women’s Equity Fund	Pax World Women’s Equity Fund	Pro Forma Adjustments	Pax World Women’s Equity Fund Pro Forma Combined(1)
Class R Shares/Individual Investor Class Shares
Net Asset Value	$33,424,283	$—	$—	$33,424,283
Shares Outstanding	1,448,680	—	—	1,448,680
Net Asset Value Per Share	$23.07	$—	$—	$23.07
Class I Shares/Institutional Class Shares
Net Asset Value	$4,827,974	$—	$—	$4,827,974
Shares Outstanding	209,052	—	—	209,052
Net Asset Value Per Share	$23.09	$—	$—	$23.09

(1)           Assumes the Merger was completed on June 30, 2007 and is for information purposes only.  No assurance can be given as to how many shares of Pax World Women’s Equity Fund will be received by shareholders of Women’s Equity Find upon the closing of the Merger, and the foregoing should not be relied upon to reflect the number of shares of Pax World Women’s Equity Fund that actually will be received at such time.

Reasons for the Merger and Trustees’ Considerations

At Meetings of the Board of Trustees of the Women’s Equity Fund held on May 21-22 and July 18-20, 2007, the Trustees considered and approved a recommendation by FEMMX that the Women’s Equity Fund be reorganized into, and merged with, Pax World Women’s Equity Fund (the “Merger”).  In approving the Merger, the Trustees determined that the participation in the Merger is in the best interests of the Women’s Equity Fund and its shareholders, and concluded that the interests of shareholders of the Women’s Equity Fund will not be diluted as a result of the Merger.  The Trustees also considered and unanimously approved the terms and conditions of the Agreement and Plan of Reorganization (the “Plan”).  The following sets forth in greater detail the considerations of the Board in approving the Merger.

FEMMX and the Trustees had discussed over the past year matters relating to the continued viability of the Women’s Equity Fund over the long term given its small size and resources available to FEMMX to grow the Women’s Equity Fund as well as potential alternatives for the management of the Women’s Equity Fund. In this regard, FEMMX had been exploring selling its investment advisory business. In May 2007, FEMMX informed the Trustees that it had entered into a non-binding letter of intent with Pax World Management whereby FEMMX would sell to Pax World Management all of its assets (the “Acquisition”).  In connection with the Acquisition, FEMMX reported that its principal shareholders would receive a cash distribution representing their pro-rata interests in FEMMX and that FEMMX was not expected to continue as a going concern.  As a result, the Trustees determined that it was necessary to secure new investment advisory services for the Women’s Equity Fund following the Acquisition. In this regard, Pax World Management stated that it would establish a new fund for which it would serve as investment adviser to be called the PAX World Women’s Equity Fund into which the Women’s Equity Fund could be reorganized.

At a meeting held on May 21-22, 2007, the Trustees met with representatives of Pax World Management concerning the proposed Merger.  In advance of the meeting, materials were provided to the Trustees by Pax World Management,

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including detailed information on Pax World Management, its structure, resources, financial condition, personnel and history. The Trustees also considered, among other things, information relating to the other funds for which Pax World Management serves as investment adviser, the nature, extent and quality of its investment advisory services, the performance of these funds and of Pax World Management, the cost of its advisory services, its compliance structure and program and disciplinary history. The Trustees also considered the recommendation of FEMMX and Pax World Management as to the Merger. In this regard, the Trustees received presentations and considered information relating to, among other things, the proposed investment objectives and the strategies of Pax World Women’s Equity Fund, the proposed investment team for Pax World Women’s Equity Fund and its investment process, approach to risk management, sell discipline, compliance training and the social screening process expected to be employed with respect to Pax World Women’s Equity Fund.  In this regard the Trustees noted that the current manager of the Women’s Equity Fund, Linda Pei, would retain a consulting relationship with Pax World Management with respect to Pax World Women’s Equity Fund for a period of time after consummation of the Merger. The Trustees also considered the nature and extent of the investment management services that Pax World Management committed to provide to Pax World Women’s Equity Fund, Pax World Women’s Equity Fund’s anticipated operating expense ratio and Pax World Management’s performance expectations for Pax World Women’s Equity Fund.  Also at the meeting, Pax World Management presented its preliminary expectations as to the nature and extent of the distribution arrangements and strategies for Pax World Women’s Equity Fund and the anticipated service providers to Pax World Women’s Equity Fund. In this regard, the Trustees considered the potential benefits to shareholders that economies of scale may generate from the potential growth of Pax World Women’s Equity Fund. At the request of the Trustees, Pax World Management provided a commitment to the Trustees not to seek any increase in investment advisory fees for Pax World Women’s Equity Fund for a minimum of three years after consummation of the Merger and to otherwise seek to ensure that Pax World Women’s Equity Fund and Pax World Management comply with the conditions of Section 15(f) of the 1940 Act, including the requirement that at least 75% of the Board of Directors of Pax World Women’s Equity Fund be comprised of persons who are not interested persons of FEMMX or Pax World Management for at least three years after consummation of the Merger.

At a meeting held on July 18-19, 2007, the Trustees met again to discuss the proposed Merger.  The Trustees reviewed with its counsel the terms of the Plan, noting that the Merger was expected to constitute a tax-free transaction to the Women’s Equity Fund and its shareholders, that each shareholder of the Women’s Equity Fund would receive, in exchange for his/her shares in the Women’s Equity Fund, shares of Pax World Women’s Equity Fund equal in net asset value, and that Pax World Women’s Equity Fund would be assuming all of the obligations, rights and liabilities of the Women’s Equity Fund including any obligations to indemnify the Trustees and or any officers of the Women’s Equity Fund.  The Trustees also discussed the terms of the asset purchase agreement between FEMMX and Pax World Management, insofar as those terms impacted the shareholders of the Women’s Equity Fund, and noted that the principal shareholders of FEMMX had agreed to assume personal liability for the pre-closing liabilities of FEMMX.  In addition, the Trustees discussed, along with their counsel, the draft Proxy Statement/Prospectus on Form N-14 for the Women’s Equity Fund.   The Trustees also considered alternatives to the Merger, such as the potential liquidation of the Women’s Equity Fund.

Following review of all of these matters, and consultation with their counsel, the Trustees unanimously determined that the Merger was in the best interests of the Women’s Equity Fund and its shareholders, and that based on current circumstances, the interests of the existing shareholders of the Women’s Equity Fund would not be diluted as a result of the Merger.  The Trustees also considered and unanimously approved the terms and conditions of the Plan. The Trustees based their decision on an evaluation of all the materials discussed above and considered, among other things:

i.              the reputation, financial strength and capabilities of Pax World Management and the resources that Pax World Management could focus on socially responsible investing, particularly after the consummation of the acquisition by Pax World Management of the assets of FEMMX. The Trustees noted in this regard that Pax World Management had far greater financial strength and resources than FEMMX;

ii.             that Pax World Women’s Equity Fund would offer shareholders of the Women’s Equity Fund an investment in a fund with similar investment objectives and policies to the Women’s Equity Fund, and at the same time, access to the Pax World family of funds;

iii.            that the social screening criteria of Pax World Women’s Equity Fund are expected to be generally similar to those of the Women’s Equity Fund;

iv.            the commitment by Pax World Management not to seek any increase in investment advisory fees for Pax World Women’s Equity Fund for at least three years after consummation of the Merger, that the total expense ratio of Pax World Women’s Equity Fund was expected to be comparable to that of the Women’s Equity Fund and that Pax World Management would commit to maintain the current expense caps on the Fund for a period of three

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years after consummation of the Merger, and that Pax World Management would otherwise seek to ensure that Pax World Women’s Equity Fund complies with the terms of Section 15(f) of the Investment Company Act of 1940 with regard to the Merger;

v.             that the prospects for growth in the assets of Pax World Women’s Equity Fund, and therefore the prospects for the attainment of economies of scale that might inure to the benefit of shareholders, was far greater for Pax World Women’s Equity Fund than for the Women’s Equity Fund in light of the reputation, financial strength and resources of Pax World Management as compared to FEMMX;

vi.            the qualifications and experience of the investment personnel who would be managing Pax World Women’s Equity Fund;

vii.           the terms of the proposed Merger, including the anticipated tax-free nature of the transaction for the Women’s Equity Fund and its shareholders; and

viii.          that the Women’s Equity Fund will not bear any of the expenses of the proposed Merger.

The Trustees based their decision after review of all of these factors as a whole and did not consider any one factor as all-important or controlling.

Shares that Shareholders Will Receive

If the Merger occurs, shareholders of each class of Women’s Equity Fund will receive shares of the corresponding class of Pax World Women’s Equity Fund.  As compared to Women’s Equity Fund shares currently owned by shareholders, Pax World Women’s Equity Fund shares that shareholders will receive will have the following characteristics:

•                                          They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s current shares as of the business day immediately prior to the closing of the Merger.

•                                          They will entitle shareholders to the purchase, redemption and exchange rights described in Appendix D.

•                                          Each whole share (or fractional share) will be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

•                                          See Appendix C for more information regarding the differences between the rights of shareholders of Women’s Equity Fund and shareholders of Pax World Women’s Equity Fund.

Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of Women’s Equity Fund, the Merger is expected to occur in the fourth quarter of 2007.  The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization.  The form of the Agreement and Plan of Reorganization is attached as Appendix A.  The following discussion of the Agreement and Plan of Reorganization is qualified in its entirety by reference to Appendix A.

•                                          Women’s Equity Fund will transfer all of its assets and stated liabilities attributable to each class of its shares to Pax World Women’s Equity Fund in exchange for shares of the corresponding class of Pax World Women’s Equity Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

•                                          Prior to the closing date, Women’s Equity Fund will, if requested in writing by Pax World Funds Series Trust I and to the extent permissible and consistent with Women’s Equity Fund’s investment objective and investment policies, sell assets that are considered by Pax World Management to be undesirable for Pax World Women’s Equity Fund.  Any capital gains recognized on these sales (net of any available capital loss carryforwards) will be distributed to Women’s Equity Fund shareholders and such distributions will be taxable to shareholders who hold shares in taxable accounts.

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•                                          The assets and liabilities of Women’s Equity Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day immediately preceding the closing date of the Merger (currently scheduled to be October [[29]], 2007), or such other date as Women’s Equity Fund and Pax World Women’s Equity Fund may agree.

•                                          Pax World Women’s Equity Fund shares received by Women’s Equity Fund will be distributed to the shareholders of each class of Women’s Equity Fund pro rata in accordance with their percentage ownership of shares of such class of Women’s Equity Fund in complete liquidation of Women’s Equity Fund.

•                                          After the Merger, Women’s Equity Fund’s affairs will be wound up in an orderly fashion, and it will be terminated under state law and deregistered with the SEC.

•                                          The Merger requires approval by Women’s Equity Fund’s shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Board and the board of trustees of Pax World Funds Series Trust I.

Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes.  Shares may be redeemed at any time prior to the consummation of the Merger; this could result in recognition of gain or loss to such shareholder for federal income tax purposes if such shareholder holds the shares in a taxable account.

Federal Income Tax Consequences

The Merger is expected to be a tax-free reorganization for federal income tax purposes, and is conditioned upon the receipt by Pax World Women’s Equity Fund and Women’s Equity Fund of an opinion from Ropes & Gray LLP to the effect that, on the basis of existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

•                                          the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and Women’s Equity Fund and Pax World Women’s Equity Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•                                          under Section 361 of the Code, no gain or loss will be recognized by Women’s Equity Fund upon the transfer of its assets to Pax World Women’s Equity Fund in exchange for Pax World Women’s Equity Fund shares, or upon the distribution of Pax World Women’s Equity Fund shares by Women’s Equity Fund to its shareholders in liquidation;

•                                          under Section 354 of the Code, no gain or loss will be recognized by shareholders of Women’s Equity Fund upon the exchange of their Women’s Equity Fund shares for Pax World Women’s Equity Fund shares;

•                                          under Section 358 of the Code, the aggregate basis of Pax World Women’s Equity Fund shares a Women’s Equity Fund shareholder receives in connection with the Merger will be the same as the aggregate basis of his or her Women’s Equity Fund shares exchanged therefor;

•                                          under Section 1223(1) of the Code, a Women’s Equity Fund shareholder’s holding period for Pax World Women’s Equity Fund shares will be determined by including the period for which he or she held the Women’s Equity Fund shares exchanged therefor, provided that the shareholder held such Women’s Equity Fund shares as capital assets;

•                                          under Section 1032 of the Code, no gain or loss will be recognized by Pax World Women’s Equity Fund upon receipt of the assets of Women’s Equity Fund in exchange for Pax World Women’s Equity Fund shares and the assumption by Pax World Women’s Equity Fund of the liabilities of Women’s Equity Fund;

•                                          under Section 362(b) of the Code, the basis in the hands of Pax World Women’s Equity Fund of the assets of Women’s Equity Fund transferred to Pax World Women’s Equity Fund in the Merger will be the same as the basis of such assets in the hands of Women’s Equity Fund immediately prior to the transfer;

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•                                          under Section 1223(2) of the Code, the holding periods of the assets of Women’s Equity Fund in the hands of Pax World Women’s Equity Fund will include the periods during which such assets were held by Women’s Equity Fund; and

•                                          Pax World Women’s Equity Fund will succeed to and take into account the items of Women’s Equity Fund, described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinions will be based on certain factual certifications made by officers of the Trust and Pax World Funds Series Trust I and also will be based on customary assumptions.  The opinions are not a guarantee that the tax consequences of the Merger will be as described above.  The opinion will note and distinguish certain published precedent.  There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

In addition, because the shareholders of Women’s Equity Fund will receive shares of Pax World Women’s Equity Fund, they will be allocated a proportionate share of any “built-in” gains in Pax World Women’s Equity Fund’s assets, as well as any taxable gains realized by Pax World Women’s Equity Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by Pax World Women’s Equity Fund.

This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder.  Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

III.           GENERAL

Voting Information

Approval of the Agreement and Plan of Reorganization for Women’s Equity Fund will require the affirmative vote of the lesser of (A) 67 per centum or more of the shares of Women’s Equity Fund present at the Meeting, if the holders of more than 50 per centum of the outstanding voting shares of Women’s Equity Fund are present or represented by proxy, or (B) more than 50 per centum of the outstanding voting shares of Women’s Equity Fund.  A vote of the shareholders of Pax World Women’s Equity Fund is not required to approve the Merger.

The Board is soliciting proxies from the shareholders of Women’s Equity Fund in connection with the Meeting, which has been called to be held at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 4th Floor, Milwaukee, Wisconsin 53202 on October [[12]], 2007, at 9:00 am Pacific Standard Time.  The meeting notice, this Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about September [[   ]], 2007.

Information about Proxies and the Conduct of the Meeting

Solicitation of Proxies.  Proxies will be solicited primarily through the mailing of this Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers, employees or agents of FEMMX and its affiliated companies.  In addition, [[INSERT SOLICITOR]], located at [[INSERT ADDRESS]] has been engaged to assist in the solicitation of proxies from shareholders, at an estimated cost of $[[AMOUNT]].

Voting Process.  Shareholders can vote in any one of the following ways:

a.             By mail, by filling out and returning the enclosed Proxy Card; or

b.             By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

c.             In person at the Meeting.

Shareholders who owned shares on August [[14]], 2007 (the “Record Date”) are entitled to notice of and to vote at the Meeting.  A shareholder of Women’s Equity Fund shall be entitled to one vote for each share of Women’s Equity Fund owned on the Record Date on each matter on which such shareholders are entitled to vote.  Each fractional share is entitled to a proportionate fractional vote.

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If a shareholder chooses to vote by mail and such shareholder is an individual account owner, such shareholder should sign exactly as the name of such shareholder appears on the Proxy Card.  Either owner of a joint account may sign the Proxy Card, but the signer’s name must match exactly the name that appears on the Proxy Card.

Quorum and Method of Tabulation.  Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card.  If no instructions are given, the proxy will be voted in favor of the proposal.  A shareholder can revoke a proxy by sending a signed, written letter of revocation to the Secretary of the Trust, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person.  Merely attending the Meeting without voting will not revoke a proxy.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by Women’s Equity Fund as tellers for the Meeting (the “Tellers”).  Forty percent (40%) of the shares of Women’s Equity Fund entitled to vote on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by such shareholders at the Meeting.  In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” as shares that are present and entitled to vote.  Abstentions and broker non-votes will have the effect of a negative vote on the proposal.  “Broker non-votes” are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

Underwriter Address.  Pax World Women’s Equity Fund’s principal underwriter, PFPC Distributors, Inc., is located at 760 Moore Road, King of Prussia, PA 19406.  Women’s Equity Fund’s principal underwriter, Quasar Distributors, LLC, is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Share Ownership.  Appendix B lists the total number of shares outstanding as of the Record Date for Women’s Equity Fund.  It also identifies holders of more than five percent of the shares of Women’s Equity Fund, and contains information about the executive officers and trustees of Women’s Equity Fund and their shareholdings in Women’s Equity Fund.  As of the date of this Prospectus/Proxy Statement, no person owned any shares of Pax World Women’s Equity Fund.

Adjournments; Other Business.  If Women’s Equity Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies.  Any adjournment requires the affirmative vote of a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the Meeting may be held as adjourned within a reasonable time after the date is set for the original meeting without further notice.  The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the proposal.  They will vote against any such adjournment all proxies that direct them to vote against the proposal.  They will not vote any proxies that direct them to abstain from voting on the proposal.

The only business that management of Women’s Equity Fund intends to present or knows that others will present is the proposal.  If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except when the Secretary of the Trust has previously received written instructions to the contrary from shareholders entitled to vote the shares.

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Appendix A — Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of October     , 2007, is by and among Professionally Managed Portfolios on behalf of its Women’s Equity Fund (the “Acquired Fund”), Pax World Funds Series Trust I, on behalf of its Pax World Women’s Equity Fund (the “Acquiring Fund”) and Pax World Management Corp. (“PWMC”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the Acquiring Fund (the “Acquisition Shares”), and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of the Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF THE ACQUIRED FUND.

Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

1.             The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire all of the assets of the Acquired Fund as set forth in paragraph 1.2;

2.             The Acquiring Fund will assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the “Obligations”); and

3.             The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2.  Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, cash, securities, dividends and interest receivable, receivables for shares sold and other rights that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”) and any deferred or prepaid expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.  The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund’s current and former Trustees and officers, acting in their capacities as such, under the Acquired Fund’s organizational documents as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

At least 30 business days prior to the Valuation Date ( as defined in paragraph 2.1), Professionally Managed Portfolios will, on behalf of the Acquired Fund, provide Pax World Funds Series Trust I, on behalf of the Acquiring Fund, with a schedule of securities and other assets of the Acquired Fund. At least 20 business days prior to the Valuation Date, Pax World Funds Series Trust I, on

behalf of the Acquiring Fund, will advise Professionally Managed Portfolios in writing of any investments of the Acquired Fund shown on such schedule which PWMC does not believe would be desirable for the Acquiring Fund.  Beginning at least 30 days prior to the Valuation Date, Professionally Managed Portfolios will notify the Acquiring Fund in writing no later than the business day following the purchase of any securities purchased by Professionally Managed Portfolios on behalf of the Acquired Fund, and Pax World Funds Series Trust I, on behalf of the Acquiring Fund, will advise Professionally Managed Portfolios in writing of any such securities which PWMC does not believe would be desirable for the Acquiring Fund.  Under such circumstances, to the extent practicable, Professionally Managed Portfolios, on behalf of the Acquired Fund, will, to the extent permissible and consistent with the Acquired Fund’s investment objective and policies, dispose of such investments prior to the Valuation Date. Notwithstanding the foregoing, nothing herein will require Professionally Managed Portfolios, on behalf of the Acquired Fund, to dispose of portfolio securities or other assets if, in the reasonable judgment of Professionally Managed Portfolios’ board of trustees or the Acquired Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the reorganization of the Acquired Fund for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund.

As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1.  Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders.  The aggregate net asset value of the Acquisition Shares issued pursuant to this paragraph will equal the aggregate net asset value of the Acquired Fund, each as determined on the Valuation Date using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund.  The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

With respect to Acquisition Shares distributable pursuant to paragraph 1.4 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Massachusetts law.  After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

IV.           VALUATION.

For the purpose of paragraph 1, the value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”), and shall be certified by the Acquired Fund.

For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class of the Acquiring Fund shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

V.            CLOSING AND CLOSING DATE.

The Closing Date shall be October     , 2007, or on such other date as the parties may agree. The Closing shall be held at the offices of Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110 (or such other place as the parties may agree), at such time as the parties may agree.  All acts taking place at the closing of the reorganization as provided in this Agreement shall be deemed to take place simultaneously as of the “close of business” on the Closing Date for such reorganization unless otherwise agreed to by the parties.  The close of business on a Closing Date shall be as of 4:00 p.m., Eastern time and after the declaration of any dividends by the Acquired Fund.

The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to the custodian for the Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for Pax World Women’s Equity Fund.”

In the event that on the Valuation Date (a) the New York Stock Exchange or other primary trading market for portfolio securities of the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the Acquiring Fund upon the giving of written notice to the other party.

At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund’s shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund.  Pax World Funds Series Trust I will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund’s shareholders as provided in paragraph 1.4.

At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

VI.           REPRESENTATIONS AND WARRANTIES.

Professionally Managed Portfolios, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund, as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

1.             Professionally Managed Portfolios is a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

2.             Professionally Managed Portfolios is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

3.             The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

4.             The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund other than payments for which the Acquired Fund shall have recorded a liability on or prior to the Valuation Date;

5.             To the knowledge of Professionally Managed Portfolios, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

6.             The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by Tait, Weller & Baker LLP, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of such fiscal year;

7.             Since the last day of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

8.             As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of Professionally Managed Portfolios’ knowledge, the Acquired Fund will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and the Acquired Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

9.             The Acquired Fund will provide its books and records to the Acquiring Fund for purposes of preparing any tax returns required by law to be filed after the closing date, including (1) the tax return for the period ending March 31, 2007, and (2) the tax return for the period beginning April 1, 2007 and ending the earlier of March 31, 2008 and the taxable year end chosen by the Acquiring Fund following the Merger.

10.           The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns that are required to have been filed, and all taxes of the Acquired Fund that are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

11.           All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund’s then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”)) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws.  No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

12.           The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund;

13.           The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

14.           The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund’s shareholders as provided in paragraph 1.4;

15.           The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

16.           No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

17.           At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, convey, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund.  As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date; and

18.           No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

Pax World Funds Series Trust I, on behalf of the Acquiring Fund, represents and warrants the following to Professionally Managed Portfolios, on behalf of the Acquired Fund, as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

1.             Pax World Funds Series Trust I is a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

2.             Pax World Funds Series Trust I is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

3.             The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

4.             At the Closing Date, the Acquiring Fund will have good and marketable title to its assets. Prior to the Closing Date, the Acquiring Fund will not have any assets or liabilities (other than seed capital) or have carried on any business activities.  The Acquiring Fund was formed solely for the purpose of consummating the reorganization and continuing the business and operations of the Acquired Fund.   Thus, the Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

5.             To the knowledge of Pax World Funds Series Trust I, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

6.             [Reserved]

7.             [Reserved]

8.             As of the Closing Date, no federal or other tax returns or reports of the Acquiring Fund will have been required by law to be filed, and no federal or other taxes will be due; the Acquiring Fund will not have been required to pay any assessments; and the Acquiring Fund will not have any tax liabilities.  Consequently, the Acquiring Fund will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and the Acquiring Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

9.             The Acquiring Fund intends to meet the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year beginning with the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund currently is not liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code.  The Acquiring Fund intends to comply in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and to avoid any potential material penalties that could be imposed thereunder;

10.           The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest. The single issued and outstanding share of the Acquiring Fund prior to the Closing Date, is, and the issued and outstanding shares of the Acquiring Fund at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws.  No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

11.           As of the Closing Date, the Acquiring Fund will comply in its investment operations in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

12.           The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

13.           The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

14.           The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

15.           No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

VII.         COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

The Acquired Fund and the Acquiring Fund hereby covenant and agree as follows:

The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions and any other distribution that may be advisable.  The Acquiring Fund will not carry on any business activities between the date hereof and the Closing Date, it being understood that the Acquiring Fund was formed solely for the purpose of consummating the reorganization.

The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

In connection with the Acquired Fund shareholders’ meeting referred to in paragraph 5.2, the Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary,

proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

VIII.                     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligation of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP, dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

1.             Pax World Funds Series Trust I is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Trust;

2.             This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by Professionally Managed Portfolios, on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

3.             The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

4.             The Acquisition Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

5.             The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the Acquiring Fund’s organizational documents, or any provision of any agreement known to such counsel to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

6.             To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or “Blue Sky” laws or such as have been obtained;

7.             Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

8.             Pax World Funds Series Trust I is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

9.             To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

IX.           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

The Acquiring Fund shall have received a favorable opinion of Paul, Hastings, Janofsky & Walker LLP dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

1.             Professionally Managed Portfolios is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Trust;

2.             This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by Pax World Funds Series Trust I, on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

3.             The Acquired Fund has the power to sell, assign, convey, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

4.             The execution and delivery of this Agreement did not, and the performance by the Acquired Fund of its obligations hereunder will not, violate the Acquired Fund’s organizational documents or any provision of any agreement known to such counsel to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquired Fund is a party or by which it is bound;

5.             To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

6.             Such counsel does not know of any legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

7.             Professionally Managed Portfolios is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

8.             To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of the Acquired Fund, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

X.                                   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

The respective obligations of the Acquired Fund and the Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state

“Blue Sky” and securities authorities) deemed necessary by the Acquired Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the Acquiring Fund.

The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

1.             The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

2.             No gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

3.             No gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for Acquisition Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund as contemplated in paragraph 1 hereof;

4.             The basis in the hands of the Acquiring Fund of the assets of the Acquired Fund transferred to the Acquiring Fund in the Merger will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

5.             The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

6.             No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange of their shares of the Acquired Fund for the Acquisition Shares;

7.             The aggregate basis of the Acquisition Shares an Acquired shareholder receives in connection with the Merger will be the same as the aggregate basis of his or her Acquired Fund’s shares exchanged therefor;

8.             The Acquired Fund shareholder’s holding period for the Acquisition Shares will be determined by including the period for which he or she held the Acquired Fund’s shares exchanged therefor, provided that the shareholder held such Acquired Fund’s shares as capital assets; and

9.             The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund and the Acquiring Fund and each Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the reorganization will be as described above.

Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

This Agreement shall have been approved by the outstanding voting securities of the Acquired Fund, in accordance with the provisions of the Professionally Managed Portfolios’ Declaration of Trust, the by-laws of Professionally Managed Portfolios, and Massachusetts law.

At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of the Acquired Fund and the Board of the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

XI.           BROKERAGE FEES AND EXPENSES.

The Acquired Fund and Acquiring Fund represent and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

All expenses of the transactions contemplated by this Agreement, including all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares, all transfer agency costs related to the Acquisition Shares, all fees and expenses related to printing and mailing communications to Acquired Fund shareholders and all accounting, legal and custodial expenses incurred in connection with these transactions and contemplated by this Agreement shall be paid by PWMC.  In the event the Closing does not occur, PWMC shall bear all such expenses.

XII.         CONFIDENTIALITY

Each of the Acquired Fund and Acquiring Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such Fund (which approval shall not be withheld if the other Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

XIII.        ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

The Acquired Fund and Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.2, 1.4, 1.5, 1.6, 3.4, 5.4, 9, 10, 13 and 14.

XIV.        TERMINATION.

This Agreement may be terminated by the mutual agreement of the Acquired Fund and Acquiring Fund. In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

1.             of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

2.             a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

3.             any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

If the transactions contemplated by this Agreement have not been substantially completed by March 31, 2008, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Fund.

If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

XV.         AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and Acquiring Fund; provided, however, that following the shareholders’ meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

XVI.        NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund at [          ] or the Acquiring Fund, at 30 Penhallow Street, Suite 400, Portsmouth, NH 03801, Attention: Secretary.

XVII.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

A copy of the Declaration of Trust of Pax World Funds Series Trust I is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of Pax World Funds Series Trust I shall have any personal liability under this

Agreement, and that this Agreement is binding only upon the assets and properties of the Acquiring Fund.

A copy of the Declaration of Trust of Professionally Managed Portfolios is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of Professionally Managed Portfolios shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquiring Fund.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Professionally Managed Portfolios,
on behalf of the Acquired Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

Pax World Funds Series Trust I,
on behalf of the Acquiring Fund

By:
Name:	Joseph Keefe
Title:	President

ATTEST:

By:
Name:	Maureen Conley
Title:	Secretary

Solely for purposes of Paragraph 9.2 of the Agreement

PAX WORLD MANAGEMENT CORP.

By:
Name:
Title:

B-1

Appendix B — Fund Information

Shares of Women’s Equity Fund Outstanding and Entitled to Vote

For each class of shares of Women’s Equity Fund that are entitled to vote at the Meeting, the number of shares outstanding as of August [[14]], 2007 was as follows:

Class	Number of Shares Outstanding and Entitled to Vote
Class R	[[ ]]
Class I	[[ ]]

Ownership of Shares

[[As of August [[14]], 2007, the Trust believes that, as a group, the trustees and officers, as the case may be, of the Trust owned beneficially less than one percent of the shares of Women’s Equity Fund.]]  As of August [[14]], 2007, the following shareholders of record each owned five percent or more of the outstanding shares of the stated class of Women’s Equity Fund:

Name and Address of Shareholder	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned	Percentage of Outstanding Shares Owned Upon Consummation of the Merger

Class R

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104

National Financial Services Corp. 1 World Financial Center 200 Liberty Street New York, NY 10281

Class I

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104

Northern Trust Bank of MI P.O. Box 92956 Chicago, IL 60675-2956

Wells Fargo Investments LLC 625 Marquette Avenue, 13th Floor Minneapolis, MN 55402-2308

*              Percentage owned assuming completion of the Merger on August [[14]], 2007.

B-2

Appendix C – Comparison of Organizational Documents

Pax World Women’s Equity Fund is a separate series of Pax World Funds Series Trust I (the “Pax World Trust”). The Pax World Trust is a socially responsible, open-end, management investment company that was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on May 25, 2006.  Women’s Equity Fund is a separate series of Professionally Managed Portfolios, (the “Women’s Equity Trust” and together with the Pax World Trust the “Trusts”). The Women’s Equity Trust, is also a socially responsible, open-end, management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts.

The following highlights the material differences between the terms of the declaration of trust of Pax World Trust and the Women’s Equity Trust.

Shareholder Liability: Both the Pax World Trust and the Women’s Equity Trust provide for the limitation of shareholder liability. Each trust provides that a shareholder or former shareholder who is held to be personally liable solely by reason of his or her being or having been a shareholder is entitled to be held harmless from and indemnified against all loss and expense arising from such liability. Furthermore, each Trust provides that every note, bond, contract, instrument, certificate or undertaking made or issued by any Trustees or Trustee or by any officers or officer must recite that the same was executed or made by or on behalf of the Trust and that obligations of such instrument are not binding on any of them or shareholders individually.

Shareholder Voting Rights: Both the Pax World Trust and the Women’s Equity Trust provide that shareholders have the power to vote (i) for the election of Trustees; (ii) with respect to the termination of the Trust, or any series or class of the Trust by the shareholders; and (iii) with respect to any other matters as required by the declaration of trust, by-laws or any registration statement of the Trust with the Securities and Exchange Commission or any state, or as the Trustees deem necessary.  Both the Pax World Trust and the Women’s Equity Trust provide that shareholders have the power to vote as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders.

The Pax World Trust provides for net asset value based voting. Specifically, the declaration of trust for the Pax World Trust states that “[e]ach whole share (or fractional share) outstanding on the record date is entitled to a number of votes on any matter which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the  close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).” The Women’s Equity Trust, however, provides for a one-vote-per-share standard. Specifically, the declaration of trust for the Pax World Trust states that “[e]ach whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote.”

Both the Pax World Trust and the Women’s Equity Trust provide that there is no cumulative voting in the election of Trustees.

The Pax World Trust provides 30% of the shares entitled to vote shall constitute a quorum for a shareholders’ meeting, whereas the Women’s Equity Trust provides that quorum for a shareholder meeting is 40% of the shares entitled to vote.

The Pax World Trust provides that shareholders may vote together with shareholders of another other series or class of the Trust on matters affecting the Trust as a whole, such as the election of Trustees. The Pax World Trust provides that when matters affect only the interests of one or more class or series of the Trust, only the shareholders of such series or class are entitled to vote thereon.  The Women’s Equity Trust provides that all shares of the Women’s Equity Trust entitled to vote on a matter shall vote separately by series. In other words, shareholders of each series of Women’s Equity Trust have the right to approve or disapprove matters affecting each series as if each series was a separate company.  The Women’s Equity Trust provides for voting separately by series except when (i) the 1940 Act requires all shares of the Trust to be voted in the aggregate without differentiation between the separate series, then all the Women’s Equity Trust’s shares shall be entitled to vote on a one-vote-per-share basis and (ii) any matter affects only the interests of some but not all series or classes, in which case only the shareholders of such affected series or class shall be entitled to vote on the matter.

Shareholders Meetings: Both the Pax World Trust and the Women’s Equity Trust provide that shareholders have no  specific right to call meetings, except as may be required by applicable law, including the 1940 Act.

Notice to Shareholders: Both the Pax World Trust and the Women’s Equity Trust provide that notice of any meeting of shareholders be given at least seven (7) days before such meeting by mailing, postage paid. The Pax World Trust further provides that notice of shareholder meetings may instead be sent by facsimile or other electronic submission. The Declarations of Trust of both the Pax World Trust and the Women’s Equity Trust also state that “[w]henever notice of a meeting is required to be given to a shareholder under this declaration of trust or the by-laws, a written waiver thereof, executed before or after the meeting by such shareholder or his attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.”

Shareholder Proxies: Both the Pax World Trust and the Women’s Equity Trust provide that shares may be voted in person or by proxy. Both the Pax World Trust and the Women’s Equity Trust also provide that a proxy held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. Furthermore the Women’s Equity Trust provides that a proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

Trustees’ Power to Amend Declaration of Trust: Both the Pax World Trust and the Women’s Equity Trust provide that its declaration of trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees. Both the Pax World Trust and the Women’s Equity Trust provide that the Trustees shall have the power to amend the declaration of trust without the need for shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the shares in its declaration of trust, provided that before adopting any such amendment without shareholder approval the Board of Trustees shall determine that it is consistent with the fair and equitable treatment of all shareholders.  The Pax World Trust also provides that notwithstanding any other provisions of the declaration of trust and without limiting the power of the Trustees to amend the declaration of trust, the Trustees may amend the declaration of trust without the need for shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the shares contained in the declaration of trust for the purpose of (i) responding to or complying with any regulations, orders, rulings or interpretations of any governmental agency or any laws, now or hereafter applicable to the Trust, or (ii) designating and establishing Series or classes.  The Pax World Trust further provides that for non-ministerial amendments, notice is required to be  transmitted promptly to shareholders upon the same day such amendment is effective.

Termination of Trust: Both the Pax World Trust and the Women’s Equity Trust provide that the Trustees may terminate the Trust, or any series or class thereof, without shareholder approval by written notice to shareholders. The Pax World Trust also provides that shareholders have the right to terminate the Trust, or any series or class thereof, by vote of at least 66-2/3% of the shares of each series entitled to vote and voting separately by series. The Women’s Equity Trust provides that the Women’s Equity Trust may be terminated at any time by the affirmative vote of a “majority of the outstanding voting securities” of each series (as the quoted phrase is defined in the 1940 Act), voting separately by series.

Merger or Consolidation of Trust: The Pax World Trust provides that a consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without shareholder approval, unless otherwise required by law. The Women’s Equity Trust, however provides that a merger or consolidation with another trust or company or Share exchange must be authorized by vote of a majority of the outstanding shares of the Women’s Equity Trust, as a whole, or any affected series, as may be applicable.

Removal of Trustees: The declaration of trust of Pax World Trust states that a Trustee can be removed with or without cause by the Board assuming that a quorum, as provided in the Bylaws, is present and a majority of those Trustees present vote for removal. The declaration of trust of Women’s Equity Trust has no similar provision.

Trustee Committees: Both the Pax World Trust and the Women’s Equity Trust provide that the Trustees may appoint from their own number and establish and terminate one or more committees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine.  The Pax World Trust provides that such committee may consist of one or more Trustees, whereas the Women’s Equity Trust provides that such committee may consist of two or more Trustees.

Trustee Liability: The Pax World Trust provides that Trustees are not personally liable  for claims against the Trust or for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust. Each Trustee is not responsible for the act or omission of any other Trustee.  Similarly, the Women’s Equity Trust provides that Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee.  Both the Pax World Trust and the Women’s Equity Trust provide that a Trustee may be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his/her office.

Trustee Indemnification: The Pax World Trust provides in its by-laws that the Trust shall indemnify each Trustee against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines or penalties, and counsel fees reasonably incurred by the Trustee, in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which the Trustee is or was involved as a party or otherwise or with which the Trustee is or was threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or by reason of his or her being or having been a Trustee. The Pax World Trust however, provides that: (a) no Trustee is entitled to indemnification with respect to any matter as to which he or she is finally adjudicated in any action, suit or other proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Pax World Trust; and (b) no Trustee is entitled to indemnification against any liability to the Pax World Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s office.

In the absence of a final decision on the merits by an adjudicating body that such person has not acted in good faith in the reasonable belief that such person’s action was in the best interests of the Pax World Trust or is liable to the Pax World Trust or its shareholders by reason of willful  misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification will be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that such person has acted in good faith in the reasonable belief that such person’s action was in the best interests of the Trust and is not liable to the Pax World Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts to the effect that such person appears to have acted in good faith in the reasonable belief that such person’s action was in the best interests of the Pax World Trust and that such indemnification would not protect such person against any liability to the Pax World Trust to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

However, any approval pursuant to the section shall not prevent the recovery from any Trustee of any amount paid to him/her in accordance with this provision as indemnification if the Trustee is subsequently adjudicated by a court of competent jurisdiction to be liable to the Pax World Trust or its shareholders by reason of not acting in good faith in the reasonable belief that his or her action was in the best interests of the Pax World Trust or by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s office. The appointment, designation or identification of a Trustee as the chairman of the Board, the lead or assistant lead independent Trustee, a member or chairman of a committee of the Board, an expert on any topic or in any area (including an audit committee financial expert) or as having any other special appointment, designation or identification shall not (a) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee’s rights or entitlement to  indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall (x) be held to a higher standard of care by virtue thereof or (y) be limited with respect to any indemnification to which such Trustee would  otherwise be entitled.

The Women’s Equity Trust provides that the Women’s Equity Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Women’s Equity Trust) by reason of the fact that such person is or was an agent of the Women’s Equity Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust’s best interests and (b), in all other cases, that his conduct was at least not opposed to the Women’s Equity Trust ‘s best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.  Women’s Equity Trust further provides that the termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Women’s Equity Trust or that the person had reasonable cause to believe that the person’s conduct was unlawful.

The Women’s Equity Trust provides that for actions by or in the right of the Women’s Equity Trust, the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Women’s Equity Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of the Women’s Equity Trust, against expenses  actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of the Women’s Equity Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

The Women’s Equity Trust provides that there shall be no right to indemnification for any liability arising by reason of willful  misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent’s office with the Women’s Equity Trust. Further more the Women’s Equity Trust provides that no indemnification shall be made (a) in respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received  by him, whether or not the benefit resulted from an action taken in the person’s official capacity; or (b) in respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person’s duty to the Women’s Equity Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or (c) of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending  action which is settled or otherwise  disposed of without court approval, unless the required is obtained.

The Women’s Equity Trust provides that any indemnification under this Article shall be made by the Women’s Equity Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth the Women’s Equity Trust’s by-laws or prohibited from indemnification because of the disabling conduct set forth above, by: (a) a majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons  of the Trust (as defined in the 1940 Act); or (b) a written opinion by an independent legal counsel.

Legal Expenses: The Pax World Trust’s bylaws state that the Pax World Trust shall pay the legal expenses in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the Trustee to repay to the Trust amounts so paid if it is ultimately determined that the Trustee is not entitled to indemnification, and: (a) the Trustee has provided security for such undertaking; (b) the Pax World Trust is insured against losses arising by reason of any lawful advances; or (c) a majority of the disinterested, non-party trustees or independent legal counsel, as expressed in a written opinion, determines that there is reason to believe that the Trustee ultimately will be found entitled to indemnification. The Women’s Equity Trust provides that expenses incurred in defending any proceeding may be advanced by the Women’s Equity Trust before the final disposition of the proceeding (a) receipt of a written affirmation by the Trustee of his good faith belief that he has met the standard of conduct necessary for indemnification and a written undertaking by or on behalf of the agents such undertaking being an unlimited general obligation to repay the amount of the advance if it is ultimately determined that he has not met those requirements, and (b) a determination that the facts then known to those making the determination would not preclude such indemnification.

Appendix D — Information Applicable to Pax World Women’s Equity Fund

Sustainable Investing

In addition to its emphasis on companies that promote gender equity through internal policies and programs, transparency regarding the effectiveness of those policies and programs and accountability among employees to assure implementation and observance of the same, Pax World Women’s Equity Fund (“Fund”) pursues a sustainable investing approach — investing in forward-thinking companies with more sustainable business models. We identify those companies by combining rigorous financial analysis with equally rigorous environmental, social and governance analysis. The result, we believe, is an increased level of scrutiny that helps us identify better-managed companies that are leaders in their industries; that meet positive standards of corporate responsibility; and that focus on the long term. By investing in those companies, we intend for our shareholders to benefit from their vision and their success.

We avoid investing in companies that we determine are significantly involved in the manufacture of weapons or weapons-related products, that manufacture tobacco products, that are involved in gambling as a main line of business or that engage in unethical business practices.

Our primary goal is to produce competitive returns for our investors. By integrating environmental, social and governance criteria — what we call “sustainability” criteria — into our investment approach, the Fund also seeks to promote peace, protect the environment, advance equality, and foster sustainable development. To denote this endeavor, the Fund has adopted the name “Pax World.”

Investors should understand that “sustainable investing” refers to the full integration of environmental, social and governance criteria into our investment approach; it does not mean that our fund will necessarily perform in the future in any particular way.

Environmental, Social and Governance Criteria

In seeking to invest in companies with sustainable business models that meet positive standards of corporate responsibility, the Fund seeks to invest in companies with favorable policies and practices in the following areas:

•                             Environment

•                             Workplace

•                             Corporate Governance

•                             Community

•                             Product Integrity

Pax World’s environmental criteria include such issues as air and water emissions, recycling and waste reduction, use of clean and renewable energy, climate change initiatives and other policies and practices focused on promoting sustainable development.

Pax World’s workplace criteria include such issues as diversity, equal opportunity based on gender, race, religion, age, disability or sexual orientation, workplace health and safety, employee relations, vendor standards and human rights.

Pax World’s corporate governance criteria include such issues as board independence and diversity, executive compensation, auditor independence, shareholder rights, disclosure, business ethics and legal and regulatory compliance.

Pax World’s community criteria include companies’ philanthropic activities, their commitment to and relationships with the communities in which they do business (including their commitment to sustainable development abroad), and in the case of financial institutions, responsible lending practices.

Pax World’s product integrity criteria include analyses of such issues as product health and safety (including public health issues associated with product abuse and addiction), animal welfare, consumer issues and emerging technology issues.

The issues highlighted above are illustrative and do not necessarily reflect the full range of social, environmental or governance criteria Pax World may apply in analyzing a particular security for investment. The availability of information about a company, issues associated with a particular industry, changing social conditions or other circumstances may affect the manner in which Pax World’s sustainability criteria are applied in a particular situation.

Companies which our Fund invests in do not necessarily meet all of Pax World’s environmental, social and governance criteria; nor, we recognize, is any company perfect when it comes to corporate responsibility or sustainability. We nonetheless believe that our shareholders seek to invest in companies that adhere to positive standards in these areas. Our social, environmental and corporate governance criteria are designed to assist us in identifying those investments. We also believe that well-managed companies that maintain good relations with employees, consumers, communities, and the natural environment will in the long run better serve investors as well.

Once a security is purchased by our Fund, we will endeavor to review that company’s performance on an annual basis to determine whether it continues to meet the Fund’s sustainability criteria. If it is determined after the initial purchase by a Fund that a company no longer meets Pax World’s environmental, social or governance standards (either due to acquisition, merger or other developments), the securities of that company will be eliminated from the Fund’s portfolio as soon thereafter as practicable taking into consideration (i) any gain or loss which may be realized from such elimination, (ii) the tax implications of such elimination, (iii) market conditions, and the like. In no event, however, will that security be retained longer than six (6) months from the time the Fund determines that the company no longer meets the Fund’s environmental, social and governance criteria. This requirement may cause the Fund to dispose of a security at a time when it may be disadvantageous to do so. Given this, there can be no assurance that the Fund’s investment objectives will be achieved.

Because our Fund seeks to promote peace, reconciliation and international understanding, we reserve the right to forego investing in general obligations of the U.S. Government, such as Treasury Securities, to the degree we determine that such securities are being utilized primarily to finance weapons programs and are inconsistent with Pax World’s social criteria. For this reason, our Fund may often invest in debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes are more compatible with the Fund’s social criteria, such as the Student Loan Marketing Association, the Federal Home Loan Bank, or the Federal Farm Credit Bank.

Shareholder Engagement

Once our Fund invests in a company, we take our responsibilities as a shareholder and stakeholder seriously. Where possible, we endeavor to vote shareholder proxies in accordance with the Fund’s gender criteria, in addition to its other environmental, social and governance criteria; engage in dialogue with corporate management on issues of concern; initiate and support shareholder resolutions on gender-related issues; and support public policy initiatives that promote greater corporate transparency, accountability and social responsibility on issues of gender equality.

Community and Sustainable Development

Pax World supports investing in communities and promoting sustainable development in the United States and around the globe. Our Fund may invest in debt instruments issued by a range of non-corporate entities, including government agencies, states and municipalities, and may invest up to 1% of fund assets in community development financial institutions that target underserved areas and directly support affordable housing, small businesses, community development and revitalization, heath care, education and the environment. Such investments may include investments in micro-credit or micro-finance institutions that advance women’s equity and sustainable development around the globe. Some of these investments may offer a rate of return below the then-prevailing market rate, or may subject the Fund to more credit risk than other types of debt instruments. In addition, some of these investments may be considered below investment grade, unrated, or illiquid, and may not be insured by the FDIC, and therefore involve a greater risk of default. We nevertheless believe that such investments can often offer a greater social return through their direct impact on local communities, and that they are therefore appropriate investments for a socially responsible mutual fund family like Pax World Funds.

Pax World Funds also take a global perspective. Our Global Citizen Program enables Fund shareholders to earmark portions of their dividends and/or capital gains for donation to Mercy Corps, a nonprofit philanthropic organization not otherwise affiliated with Pax World Funds or Pax World Management Corp. Through this program, Pax World shareholders can amplify the social benefits of their investments by supporting humanitarian relief efforts, peace and reconciliation initiatives, and sustainable development projects around the globe.*

At Pax World, we believe that our investors want to have a positive impact on corporate behavior and to promote environmental and social progress. Our sustainability criteria are designed to assist investors in achieving these objectives, helping them align their values with their financial goals. That was our mission when we launched the first socially responsible mutual fund in the United States in 1971, and it remains our mission today.

In order to address changing societal and market conditions and circumstances, Pax World may at its discretion choose to apply additional environmental, social or governance criteria or to modify the criteria outlined above, without shareholder approval.

* Mercy Corps is a leading humanitarian relief organization whose programs currently reach nearly ten million people in more than 35 countries as part of its efforts to alleviate suffering, poverty and oppression by helping people build secure, productive and just communities. In particular, Mercy Corps focuses on helping communities recovering from war or social upheaval through humanitarian relief work, sustainable development initiatives and promoting the development of civil society institutions. Since 1979, Mercy Corps has provided $1 billion in assistance to people in 82 nations.

Portfolio Holdings

A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the statement of additional information relating to the proposed Merger, dated [   ].

Management, Organization and Capital Structure

INVESTMENT ADVISER

Pax World Management Corp., 30 Penhallow Street, Suite 400, Portsmouth, New Hampshire 03801 (the “Adviser”), is the investment adviser for the Pax World Women’s Equity Fund. The Adviser is responsible, either directly or through others selected by it, for the management of the Pax World Women’s Equity Fund, subject to oversight by the Board of Trustees of Pax World Funds Series Trust I (the “Trust”), of which Pax World Women’s Equity Fund is a series. The Adviser is a registered investment adviser and has been an investment adviser since 1971.

During the most recently completed fiscal year, Pax World Women's Equity Fund paid advisory fees to the Adviser at the following annual rate (stated as a percentage of the average daily net assets of the Fund):

Fund	Advisory Fees
Pax World Women’s Equity Fund	75	%(1)

(1)    Because Pax World Women’s Equity Fund has not operated for a full fiscal year, the fee shown is the contractual fee, including breakpoints, if any.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between Pax World Management and Pax World Women’s Equity Fund will be included in the first annual or semiannual report to shareholders issued for Pax World Women’s Equity Fund following such approval.

PORTFOLIO MANAGER

Sujatha R. Avutu is Portfolio Manager of the Value Fund and of the Women’s Equity Fund. Prior to joining the Adviser, she spent over eight years at Evergreen Investments, where she was Managing Director and lead Portfolio Manager for Evergreen Equity Income Fund. She has over fifteen years of investment management experience. Ms. Avutu received her Bachelor of Science degree from the University of Dayton with a concentration in Finance, and a Masters of Business Administration with concentrations in Finance and Management Information Systems from Miami University. She is a Chartered Financial Analyst and is a member of Boston Security Analyst Society and Boston Bank Analyst Society.

How Share Price is Determined

The net asset value per share (“NAV”) of each class of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to such class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”).

For purposes of calculating NAV, the Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Purchase, Redemption, Exchange and Pricing of Fund Shares” in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Fund’s investments will be valued as determined in good faith pursuant to policies and procedures approved by the Trustees (so called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

The Fund may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Fund’s use of fair value pricing may help deter short-term trading activity as discussed below under “Frequent Purchases and Redemptions of Fund Shares.”

For purposes of calculating NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the net asset value of the Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares.

Shareholder Guide

HOW TO PURCHASE SHARES

Investment Minimums.

Shares of the Fund are offered for sale on a continuous basis at NAV. Generally, share purchases are subject to the minimum investment amounts set forth below. A shareholder’s financial advisor may establish higher investment minimums.

Class	Minimum Initial Investment	Minimum Subsequent Investment
Individual Investor*	$250	$50
Institutional	$500,000	$1,000

* Investment minimums do not apply to purchase of Individual Investor Class shares of the Fund by SIMPLE and SEP individual retirement accounts (IRAs) or “tax sheltered accounts” under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended.

In General

Generally, if a purchase order is received in proper form by the Trust’s transfer agent before the NYSE Close, the shares will be purchased at the NAV determined as of that day; otherwise, the shares will be purchased at the NAV next determined.

There are certain exceptions when an order is received by a broker or dealer prior to the NYSE Close and then transmitted to the transfer agent after the NAV has been calculated for that day (in which case the order may be processed at that day’s NAV). In such cases, it is the financial institution’s responsibility to transmit orders so that they will be received by the Trust’s transfer agent (or such other entity) on a timely basis.

Investors who purchase shares through specified benefit plans should be aware that plan administrators may aggregate purchase, redemption and exchange orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the transfer agent for execution.

The Trust does not process orders on days when the New York Stock Exchange is closed. If a purchase order is received by the transfer agent on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s net asset value.)

An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse a purchase if, in the judgment of the Adviser, the purchase would adversely affect the Fund and its shareholders. In particular, the Trust and the Adviser each reserve the right to utilize various measures including, but not limited to, restricting purchases of Fund shares or closing an account when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions will vary according to the particular circumstances.

Federal law requires all financial institutions to obtain and record personal information about an investor to verify the investor’s identity. If an investor refuses to provide such information, the Fund and other financial institutions may be unable to open an account for such investor. The Fund reserves the right to reject any purchase order (including via an exchange) or to suspend or to modify the continuous offering of its shares. The Fund further reserves the right to close an account (or to take such other steps as such Fund deems reasonable) for any lawful reason, including but not limited to the suspicion of fraud or other illegal activity in connection with the account.

Share Certificates. The Fund does not issue share certificates.

PURCHASES

Initial Purchases of Individual Investor Class Shares or Institutional Class Shares

Investing by Mail **GRAPHIC**

To make an initial purchase of Individual Investor Class or Institutional Class shares, complete and sign a new account application (available upon request by writing the Trust at the mailing address below, by calling 800-767-1729 or by visiting the Pax World website at www.paxworld.com) and return it, together with a check made payable to “Pax World Funds”:

by regular mail to:	or, by overnight delivery to:

Pax World Funds	Pax World Funds
P.O. Box 9824	c/o PFPC, Inc.
Providence, Rhode Island 02940-8024	101 Sabin Street Pawtucket, Rhode Island 02860-1427 Toll-Free Telephone: 800-372-7827

Please note that the Trust cannot accept money orders or cashier’s, third-party, traveler or starter checks.

Individual Investor Class and Institutional Class share purchases will not be processed until full payment is received. Share ownership shall be recorded on the books of the transfer agent in an account under the purchaser’s name, and a confirmation of the purchase will be issued to the purchaser showing the account number and the number of shares owned.

Individual Investor Class or Institutional Class shareholders who wish to register an account in the name of a beneficiary for the purpose of transferring the account upon death may do so, subject to the understanding that the laws of the state listed as the shareholder’s address at the time of registration shall govern such transfer if such state has adopted the Uniform Transfer on Death Securities Registration Act; otherwise, the Uniform Transfer on Death Security Registration Act, as adopted by the State of Delaware, shall apply. A Transfer on Death Form is available upon request by writing the applicable Fund at the mailing address below, by calling 800-372-7827 or by visiting the Pax World website at www.paxworld.com.

Financial Advisors. A shareholder’s financial advisor can help the shareholder purchase Individual Investor Class or Institutional Class shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on shares of the Fund.

Subsequent Purchases of Individual Investor Class Shares or Institutional Class Shares

Investing by Mail **GRAPHIC**

Shareholders may purchase additional Individual Investor Class or Institutional Class shares of the Fund by sending a check made payable to the order of “Pax World Funds” and referencing the account number and Fund name on the memo line, or in a separate letter of instruction, to one of the addresses listed above under the caption “Initial Purchases of Shares — Investing by Mail.” A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record. Please note that shares purchased by check are not immediately available for redemption. See the section captioned “How to Sell Shares” below for more information.

Investing by Telephone **GRAPHIC**

In order to purchase additional Individual Investor Class or Institutional Class shares of the Fund by telephone, a shareholder must:

•                             authorize telephone purchases and provide bank information for electronic (ACH) transfers on his or her initial application form or on an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-372-7827); and then

•                             telephone Pax World toll-free at 800-372-7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

For shareholder protection and to prevent fraudulent purchases, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record.

The Fund reserves the right to cancel any telephone purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See the section captioned “How to Sell Shares” below for more information.

Investing by Wire Transfer

In order to purchase additional Individual Investor Class or Institutional Class shares of the Fund by wire transfer, a shareholder must:

•                             telephone Pax World toll-free at 800-372-7827 (for individual shareholders) or 800-635-1404 (for broker/dealers) to notify Pax World of the shareholder’s intent to purchase shares of the Fund by wire transfer; and then

•                             instruct his or her bank to transfer funds by wire to the following account:

Bank Name:	PNC Bank, Philadelphia, PA
ABA Number:	031000053
Account Name:	Pax World Funds
Account No.:	8551007715
Further Credit:	Fund Name, Share Class, Shareholder Name and Shareholder Account Number

A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record.

Investing Online **GRAPHIC**

In order to purchase additional Individual Investor Class or Institutional Class shares of the Fund online, a shareholder must:

•                             authorize online purchases and provide bank information for electronic (ACH) transfers on his or her initial application form or an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-372-7827); and then

•                             go to www.paxworld.com, use his or her Login ID and PIN to access his or her account and follow the on-screen instructions to purchase shares.

A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record.

The Fund reserves the right to cancel any online purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See the section captioned “How to Sell Shares” below for more information.

Automatic Investment Plan. Under the Pax World Automatic Investment Plan, a shareholder may make regular monthly or quarterly purchases of Individual Investor Class or Institutional Class shares via an automatic debit from a bank account. For additional information about this service, please contact Pax World toll-free at 800-372-7827 between the hours of 9:00 a.m. and 8:00 p.m., Eastern time, or visit the Pax World website at www.paxworld.com.

Financial Advisors. A shareholder’s financial advisor can help the shareholder purchase additional Individual Investor Class or Institutional Class shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on shares of the Fund.

Please note that the Trust cannot accept money orders or cashier’s, third-party, traveler or starter checks.

HOW TO SELL SHARES

Redemptions of Individual Investor Class Shares and Institutional Class Shares

Shareholders may redeem (sell) Individual Investor Class or Institutional Class shares of the Fund as described below for cash at the NAV per share next determined after the Fund’s transfer agent receives a redemption request in proper form. A redemption request must be in writing and the signature(s) on the redemption request (and on the share certificates or stock transfer power, if the shares are certificated) must be guaranteed by an “eligible guarantor institution” if the proceeds of the redemption:

•                             exceed $50,000;

•                             are to be paid to a person other than the record owner;

•                             are to be sent (i) to an address other than the address on the transfer agent’s records or (ii) within 30 days after the transfer agent has been notified of an address change;

•                             are being sent by wire or ACH transfer to a bank account other than the one that is preauthorized on the transfer agent’s records; or

•                             are to be paid to a corporation, partnership or fiduciary.

An “eligible guarantor institution” includes any domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in a medallion program recognized by the Securities Transfer Agents Association. The three recognized medallion programs are:

•                             Securities Transfer Agents Medallion Program (STAMP);

•                             Stock Exchanges Medallion Program (SEMP); and

•                             New York Stock Exchange, Inc. Medallion Signature Program (MSP).

Signature guarantees made by entities that are not a part of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a certain dollar amount. The Trust’s transfer agent reserves the right to request additional information from, and to make reasonable inquiries of, any eligible guarantor institution.

Generally, payment for Individual Investor Class or Institutional Class shares redeemed will be made by check, electronic (ACH) transfer or wire transfer within seven days after receipt by the Trust’s transfer agent of the redemption request (and share certificates, if the shares are certificated) in proper form. Redemptions and/or payments for shares redeemed may be suspended for more than seven days when trading on the New York Stock Exchange is restricted or during an emergency that makes it impractical for the Fund to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by the Securities and Exchange Commission for the protection of investors. The Fund charges a fee of $10.00 for each wire redemption.

Individual Investor Class and Institutional Class shares purchased by check or electronic (ACH) transfer are held in escrow by the Fund’s transfer agent until the check has been collected or the payment has been received, which may take up to 10 days. Payment for shares redeemed will be delayed in such cases until the transfer agent has confirmed receipt of payment for such shares.

Redeeming by Mail **GRAPHIC**

An Individual Investor Class or Institutional Class shareholder may request a redemption of up to $50,000 by written request signed by all account owners exactly as their names appear on the records of the Trust’s transfer agent. If some or all of the shares are certificated, then the certificates, signed in the name(s) shown on the faces of the certificates, must be received by the transfer agent before the redemption request will be processed. If a corporation, partnership, trust or fiduciary requests redemption, written evidence of authority acceptable to the transfer agent must be submitted before the redemption request will be processed. Written redemption requests and all related documents and instruments should be directed to the transfer agent

by regular mail to:	or, by overnight delivery to:

Pax World Funds	Pax World Funds
P.O. Box 9824	c/o PFPC, Inc.
Providence, Rhode Island 02940-8024	101 Sabin Street Pawtucket, Rhode Island 02860-1427 Toll-Free Telephone: 800-372-7827

Redeeming by Telephone **GRAPHIC**

An Individual Investor Class or Institutional Class shareholder may request a redemption of at least $1,000 by telephone. Telephone redemptions may not exceed $50,000 in the aggregate during any 30-day period. The proceeds from a telephone redemption may be paid only to the record owner(s), may be sent only to the record address or to a pre-authorized bank account and cannot be made within 30 days after the transfer agent has been notified of an address change for the account. If there are multiple record owners, the transfer agent may rely upon the instructions of only one record owner.

In order to redeem Individual Investor Class or Institutional Class shares by telephone, a shareholder must:

•                             authorize telephone redemptions on his or her initial application form or on an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-372-7827); and then

•                             telephone Pax World toll-free at 800-372-7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

For shareholder protection and to prevent fraudulent redemptions, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the redemption transaction will be sent to the shareholder at his or her address of record.

Redeeming Online **GRAPHIC**

An Individual Investor Class or Institutional Class shareholder may request a redemption of no more than $50,000 online. The proceeds from an online redemption may be paid only to the record owner(s), may be sent only to the record address or to a pre-authorized bank account and cannot be made within 30 days after the transfer agent has been notified of an address change for the account. If there are multiple record owners, the transfer agent may rely upon the instructions of only one record owner.

In order to redeem Individual Investor Class or Institutional Class shares online, a shareholder must:

•                             authorize online redemptions on his or her initial application form or an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-372-7827); then

•                             go to www.paxworld.com, use his or her Login ID and PIN to access his or her account and follow the on-screen instructions to redeem shares.

A written confirmation of the redemption transaction will be sent to the shareholder at his or her address of record.

Voluntary Withdrawal Plan. A voluntary, systematic withdrawal plan is available to Individual Investor Class or Institutional Class shareholders with account balances of $10,000 or more, which provides for monthly, bi-monthly, quarterly or semi-annual withdrawals. For additional information about this service, please contact Pax World toll-free at 800-372-7827 between the hours of 8:00 a.m. and 6:00 p.m., Eastern time, or visit the Pax World website at www.paxworld.com.

Financial Advisors. A shareholder’s financial advisor can help the shareholder redeem Individual Investor Class or Institutional Class shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on shares of the Fund.

In General

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Involuntary Redemptions. Due to the relatively high costs of maintaining small accounts, shareholders are asked to maintain an account balance in the Fund in which they invest equal to at least the minimum investment necessary to open the account. The Trust reserves the right to redeem all shares held by any shareholder, other than an individual retirement account (IRA) or other tax-deferred retirement plan shareholder, whose account has a balance in an amount less than the minimum investment necessary to open the account. The Trust will give any shareholder subject to involuntary redemption 60 days’ prior written notice, during which time the shareholder may purchase sufficient additional shares to avoid involuntary redemption. A shareholder’s Fund account will not be liquidated if the reduction in size is due solely to decline in market value of a shareholder’s Fund shares.

HOW TO EXCHANGE SHARES

In General

A shareholder may exchange Individual Investor Class or Institutional Class Shares of the Fund for shares of the same class of any other Pax World fund, subject to the minimum investment requirements of such classes and to the frequent purchase and redemptions policies described below. See “Redemption Fee” above. In addition, an exchange will be treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax, except that an exchange of shares between two classes of the same Pax World fund generally is not a taxable exchange. Shares are exchanged on the basis of their respective net asset values, minus any applicable redemption fee, next determined after the transfer agent receives the exchange request in proper form.

The Trust reserves the right to suspend exchange privileges on any account if the Adviser determines that the account’s exchange activity is likely to adversely affect its ability to manage the Fund. See the section below captioned “Frequent Purchases and Redemptions of Fund Shares.”

Exchanging Individual Investor Class Shares and Institutional Class Shares

Exchanging by Mail **GRAPHIC**

Shareholders may exchange Individual Investor Class and Institutional Class shares of the Fund by mailing an exchange request:

by regular mail to:	or, by overnight delivery to:

Pax World Funds	Pax World Funds
P.O. Box 9824	c/o PFPC, Inc.
Providence, Rhode Island 02940-8024	101 Sabin Street Pawtucket, Rhode Island 02860-1427 Toll-Free Telephone: 800-372-7827

Exchanging by Telephone **GRAPHIC**

In order to exchange Individual Investor Class and Institutional Class shares by telephone, a shareholder must:

•                             authorize telephone redemptions on his or her initial application form or on an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-372-7827); and then

•                             telephone Pax World toll-free at 800-372-7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

For shareholder protection and to prevent fraudulent exchanges, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the exchange transaction will be sent to the shareholder at his or her address of record.

Exchanging Online **GRAPHIC**

In order to exchange Individual Investor Class and Institutional Class shares online, a shareholder must:

•                             authorize online exchanges on his or her initial application form or an Optional Account Services form (the Optional Account Services form is available at the Pax World website at www.paxworld.com and may be requested by calling Pax World toll-free at 800-372-7827); and then

•                             go to www.paxworld.com, use his or her Login ID and PIN to access his or her account and follow the on-screen instructions to exchange shares.

A written confirmation of the exchange transaction will be sent to the shareholder at his or her address of record.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Trust generally encourages shareholders to invest in the Fund as part of a long-term investment strategy. The interests of the Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, to generate transaction and other costs, to dilute the value of Fund shares held by long-term shareholders and to otherwise adversely affect the Fund. This type of excessive short-term trading activity is referred to herein as “frequent purchases and redemptions.” The Fund is not intended as vehicles for frequent purchases and redemptions.

Accordingly, the Trust’s Board of Trustees has adopted policies and procedures that are reasonably designed to discourage, and otherwise to limit the negative affects of, frequent purchases and redemptions of Fund shares by Fund shareholders. These policies and procedures require the Fund to:

•                             actively monitor daily purchases and redemptions in order to detect and prevent excessive and disruptive trading practices; and

•                             use fair value pricing when market prices are not readily available.

The policies and procedures described above are intended to deter frequent purchases and redemptions in the Fund. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard. A substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Although financial intermediaries selling shares of the Fund have agreed to provide the Fund with information relating to transactions by each identifying shareholders upon request, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, may conceal the identity of individual investors from the Fund because the financial intermediary maintains the record of underlying beneficial owners. In addition, certain financial intermediaries have different policies regarding monitoring and restricting frequent purchases and redemptions in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund’s practices discussed above.

The Trust’s Board of Trustees reserves the right to amend its policies and procedures at any time and from time to time in its sole discretion, without prior notice to shareholders.

For further details about payments made to financial service firms, please see “Additional Payments to Financial Intermediaries” below and “Distribution” in the Statement of Additional Information.

Taxes; Dividends and Distributions

TAXES

For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Properly designated distributions of gains from investments that the Fund owned for more than one year are taxable as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less and gains on the sale of bonds characterized as market discount are taxable as ordinary income. Properly designated distributions of “qualified dividend income” are taxable at the rate applicable to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

The Fund’s investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s return on those investments would be decreased. Shareholders of the Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investment in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

The Fund’s use of derivatives may affect the amount, timing, and character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

* * * * *

The tax information provided in this prospectus is general information and may not apply to a shareholder if he or she is investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. This information is based on current tax laws and regulations, which may change (possibly with retroactive affect). Shareholders are urged to consult their own tax adviser regarding their particular tax situation (under federal, state, local, and foreign tax laws). More information about taxes is contained in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Fund receives his or her purchase payment. Dividends paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Individual Investor Class are expected to be lower than dividends on Institutional Class shares as a result of the distribution fees applicable to Individual Investor Class shares. The Women’s Equity Fund expects to pay dividends on net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. “Dividends” represent interest and dividends earned from securities held by a Fund, net of expenses incurred by the Fund. “Capital gains” represent net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains on sales of securities held for 12 months or less.

Shareholders may elect one of the following options for receipt of their dividend and capital gain distributions, if any:

•                             Reinvest all distributions in additional shares of the same class of the Fund. This will be done unless the shareholder elects another option.

•                             Reinvest all distributions in shares of the same class of another Fund at net asset value. The shareholder must have an account existing in the Fund selected for investment with the identical registered name. The shareholder must elect this option on his or her account application or by a telephone request to the transfer agent.

•                             Receive dividends in cash (see options below) and reinvest capital gains in additional shares of the same class of the Fund or another Fund at net asset value.

•                             Reinvest dividends in additional shares of the same class of the Fund or another Fund at net asset value and receive capital gains in cash (see options below).

•                             Receive all distributions in cash by one of the following methods:

•                             Send the check to the shareholder’s address of record.

•                             Send the check to a third party address.

•                             Transfer the money to the shareholder’s bank via electronic (ACH) transfer.

Plan participants who elect to receive cash distributions in connection with R Class shares will receive such distributions through their plan administrators.

Shareholders should elect an option by sending written instructions to the transfer agent:

by regular mail to:	or by overnight delivery to:

Pax World Funds	Pax World Funds
P.O. Box 9824	c/o PFPC, Inc.
Providence, Rhode Island 02940-8024	101 Sabin Street Pawtucket, Rhode Island 02860-1427 Toll-Free Telephone: 800-372-7827

If a shareholder elects to have distributions reinvested in shares of a Fund, a confirmation of any reinvestment will be sent to the shareholder by the transfer agent at such shareholder’s address of record (or, for R Class shareholders, to such shareholders’ plan administrators).

Important Note Regarding “Lost Shareholders”

If a shareholder elects to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to such shareholder’s address of record, the Fund’s transfer agent will hold the returned checks for such shareholder’s benefit in a non-interest bearing account until they escheat to a state under applicable law.

Distribution Arrangements

RULE 12B-1 PLANS

The Fund has adopted a plan (each, the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows it to pay distribution fees for the sale and distribution of its Individual Investor Class shares and for personal services rendered to such shareholders and/or the maintenance of shareholder accounts. For each such Fund, the annual fees may equal up to 0.25% of the average daily net assets allocable to Individual Investor Class shares of such Fund.

Because distribution and service fees are paid out of the Fund’s assets on an ongoing basis, over time these expenses will increase the cost of your investment and may cost you more than paying other types of sales charges (loads).

PAYMENTS FOR SUB-TRANSFER AGENCY SERVICES

The Fund may make payments to financial intermediaries (such as brokers or third party administrators) for providing shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other Securities and Exchange Commission-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, the Fund may pay an annual fee at a rate of up to 0.15% of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Adviser, PFPC Distributors, Inc., the Trust’s principal underwriter, and their affiliates and are in addition to any distribution and/or servicing (12b-1) fees paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The Adviser and PFPC Distributors, Inc. do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries may receive various forms of compensation from the Fund as well as from the Adviser and/or PFPC Distributors, Inc. (for purposes of this section only, the Adviser and PFPC Distributors, Inc. are referred to collectively as the “Distributor”) in connection with the sale of shares of a Fund to a shareholder or a shareholder remaining an investor in a

Fund. The compensation that the financial intermediary receives will vary among financial intermediaries. The types of payments include payments under plans and payments by the Distributor out of its own assets.

These payments may provide an additional incentive to your financial intermediary to actively promote the Fund or to cooperate with the Distributor’s promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular Fund. Shareholders should ask their financial intermediary for information about any payments it receives from the Distributor or the Fund and any services it provides, as well as about fees and/or commissions imposed on shareholders by the financial intermediary. Financial intermediaries may categorize and disclose these arrangements differently than the Distributor does. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with a Fund’s purchase or sale of portfolio securities. However, the Fund and the Adviser do not consider a financial intermediary’s sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Fund.

The Distributor compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing support provided by the financial intermediary. The Distributor generally does not make retail marketing support payments to a financial intermediary in an amount that exceeds, on an annual basis for any calendar year, 0.10% of the total Fund assets attributable to that financial intermediary. This restriction is subject to certain limited exceptions and may be increased or otherwise modified by the Distributor from time to time.

In addition, from time to time, the Distributor, at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of Fund shares. Such payments by the Distributor may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the National Association of Securities Dealers. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s policies and applicable law. These payments may vary depending upon the nature of the event.

Shareholder Services

ONLINE ACCOUNT ACCESS

For convenience, Pax World offers online account access for Individual Investor Class and Institutional Class shareholders. Using a Login ID and personal identification number (PIN), shareholders can access their Pax World accounts online at any time to review account balances or histories, to purchase or to redeem Fund shares or to make exchanges between different Pax World Funds. To obtain additional information about investing online, visit www.paxworld.com or call Pax World toll-free at 800-372-7827.

TAX-DEFERRED RETIREMENT PLANS

Various tax-deferred retirement plans and accounts, including IRAs, Coverdell Education Savings Accounts, Roth IRAs, SIMPLE IRAs, SEP (Simplified Employee Pension) IRA plans and “tax-sheltered accounts” under Section 403(b)(7) of the Internal Revenue Code, are available through Pax World. Information regarding the establishment and administration of these plans, custodial fees and other details is available from Pax World. If a shareholder is considering adopting such a plan, he or she should consult with his or her own legal and tax advisors with respect to the establishment and maintenance of such a plan.

DELIVERY OF SHAREHOLDER DOCUMENTS

In order to reduce expenses, it is intended that the Trust will deliver only one copy of the Trust’s prospectus and each annual and semiannual report to any address shared by two or more accounts. Shareholders who wish to receive additional copies of these documents and who hold their shares directly with a Fund should request a separate copy by writing to Pax World at P.O. Box 9824, Providence, RI 02940, by telephoning Pax World toll-free at 800-372-7827 or by visiting Pax World’s website at www.paxworld.com. Alternatively, if shares are held through a specified benefit plan or financial institution, please contact it directly. Within thirty days after receipt of a shareholder’s request by the Trust or financial institution, as applicable, such party will begin sending shareholders individual copies.

Shareholders also may elect to have prospectuses, annual and semiannual reports delivered by email by enrolling in Pax World’s electronic document delivery service, which is available through the Pax World website at www.paxworld.com.

Global Citizen Program

VOLUNTARY INCOME CONTRIBUTION TO MERCY CORPS

In order to complement the Fund’s policy of investing in securities of companies whose businesses are essentially of a non-military nature, the Adviser’s founders established Pax World Service, a non-profit philanthropic organization that allowed investors to support humanitarian relief and sustainable development activities around the world by designating a portion of their investment earnings (dividends and/or capital gains) for contribution to the organization. Pax World Service has since become incorporated into Mercy Corps, a leading humanitarian relief organization based in Portland, Oregon, whose programs currently reach nearly 10 million people in more than 35 countries. In particular, Mercy Corps focuses on helping communities recovering from war or social upheaval through humanitarian relief work, sustainable development initiatives and promoting the development of civil society institutions. Since 1979, Mercy Corps has provided $1 billion in assistance to people in 82 nations.

Shareholders of the Fund may, at their election, designate a voluntary contribution to Mercy Corps of a percentage of such shareholder’s Fund distributions (including both income and capital gains). The relevant Fund will automatically calculate the dollar amount represented by such percentage and will forward such amount to Mercy Corps on the shareholder’s behalf. Contributions to Mercy Corps are tax-deductible charitable contributions. Contributing shareholders will receive an annual confirmation for income tax purposes indicating the total amount of contributions made.

No compensation will be paid by Mercy Corps directly or indirectly to the officers and trustees of any Fund. In addition, the Board of Trustees has been advised by the Adviser that no compensation will be paid by Mercy Corps directly or indirectly to the directors of Mercy Corps, except for reimbursement of travel expenses and payment of other reasonable fees for services rendered on behalf of projects undertaken by Mercy Corps.

To register as a Mercy Corps designator, shareholders should check the appropriate box on their account applications and the Adviser will send a registration form to the shareholder. Additional information may be obtained by writing to Mercy Corps at 3015 SW 1st Avenue, Portland, Oregon 97201, by telephoning Mercy Corps at 503-796-6800 ext. 352 or toll-free at 800-292-3355 ext. 250 or the Fund’s toll-free at 800-767-1729, or by visiting the Mercy Corps website at www.mercycorps.org.

PAX WORLD FUNDS SERIES TRUST I

PAX WORLD WOMEN’S EQUITY FUND

30 Penhallow Street, Suite 400, Portsmouth, NH 03801

For Shareholder Account Information: 800-372-7827

Portsmouth, NH Office: 800-767-1729 / 603-431-8022

Website: www.paxworld.com

STATEMENT OF ADDITIONAL INFORMATION

Dated [    ], 2007

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the combined Prospectus/Proxy Statement (the “Prospectus/Proxy Statement) of Pax World Funds Series Trust I (the “Trust”) dated [   ], 2007. This Prospectus/Proxy Statement relates to the reorganization of the Women’s Equity Fund, a series of Professionally managed Portfolios trust, into the Pax World Women’s Equity Fund, a series of the Trust.

Copies of the prospectus/proxy statement may be obtained, without charge, by writing to Pax World at 30 Penhallow Street, Suite 400, Portsmouth, NH 03801, telephoning Pax World at 800- 767-1729  (toll-free), visiting the Pax World website at www.paxworld.com or visiting the Securities and Exchange Commission’s website at www.sec.gov.

The unaudited pro forma financial statements required by Rule 11-01 of Regulation S-X have been omitted for the merger of the Women’s Equity Fund into the Pax World Women’s Equity Fund because the Pax World Women’s Equity Fund is a newly created series of the Trust and therefore has no assets or liabilities.

Further information about the Women’s Equity Fund is contained in its statement of additional information, as supplemented from time to time dated July 30, 2007.  The audited financial statements of the Women’s Equity Fund, included in the Women’s Equity Fund’s Annual Report to shareholders for the fiscal year ended March 31, 2007, are incorporated herein by reference. No other parts of the annual report to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the prospectus and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.

ADVISER	44
GENERAL	44
ADVISORY AGREEMENT	44
DISTRIBUTOR	45
CUSTODIAN	45
TRANSFER AND DIVIDEND DISBURSING AGENT	46
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	46
BROKERAGE ALLOCATION AND OTHER PRACTICES	46
BROKERAGE TRANSACTIONS	46
BROKERAGE SELECTION	46
BROKERAGE COMMISSIONS	47
CAPITAL STOCK AND OTHER SECURITIES	47
PRICING OF FUND SHARES	48
TAXATION	49
DISTRIBUTION	55
APPENDIX A – PROXY VOTING GUIDELINES	A-1

TRUST HISTORY

Pax World Funds Series Trust I (the “Trust”) is a socially responsible, open-end, management investment company that was organized under the laws of the Commonwealth of Massachusetts on May 25, 2006.  Pax World Women’s Equity Fund (the “Fund”) is a diversified series of the Trust.

INVESTMENT PHILOSOPHY

The Fund pursues a sustainable investing approach – investing in forward-thinking companies with more sustainable business models.  We identify those companies by combining rigorous financial analysis with equally rigorous environmental, social and governance analysis.  The result, we believe, is an increased level of scrutiny that helps us identify better-managed companies that are leaders in their industries; that meet positive standards of corporate responsibility; and that focus on the long term.  By investing in those companies, we intend for our shareholders to benefit from their vision and their success.  Investors should understand that “sustainable investing” refers to the full integration of environmental, social and governance criteria into our investment approach; it does not mean that our Fund will necessarily perform in the future as they have in the past.

We avoid investing in companies that we determine are significantly involved in the manufacture of weapons or weapons-related products, that manufacture tobacco products, that are involved in gambling as a main line of business or that engage in unethical business practices.

Our primary goal is to produce competitive returns for our investors. By integrating environmental, social and governance criteria — what we call “sustainability” criteria — into our investment approach, the Fund seeks to promote peace, protect the environment, advance equality, and foster sustainable development.  To denote this endeavor, the Fund has adopted the name “Pax World.”

Environmental, Social and Governance Criteria

In seeking to invest in companies with sustainable business models that meet positive standards of corporate responsibility, the Fund seeks to invest in companies with favorable policies and practices in the following areas:

•                  Environment

•                  Workplace

•                  Corporate Governance

•                  Community

•                  Product Integrity

Pax World’s environmental criteria include such issues as air and water emissions, recycling and waste reduction, use of clean and renewable energy, climate change initiatives and other policies and practices focused on promoting sustainable development.

Pax World’s workplace criteria include such issues as diversity, equal opportunity based on gender, race, religion, age, disability or sexual orientation, workplace health and safety, employee relations, vendor standards and human rights.

Pax World’s corporate governance criteria include such issues as board independence and diversity, executive compensation, auditor independence, shareholder rights, disclosure, business ethics and legal and regulatory compliance.

Pax World’s community criteria include companies’ philanthropic activities, their commitment to and relationships with the communities in which they do business (including their commitment to sustainable development abroad), and in the case of financial institutions, responsible lending practices.

Pax World’s product integrity criteria include analyses of such issues as product health and safety (including public health issues associated with product abuse and addiction), animal welfare, consumer issues and emerging technology issues.

The issues highlighted above are illustrative and do not necessarily reflect the full range of social, environmental or governance criteria Pax World may apply in analyzing a particular security for investment.  The availability of information about a company, issues associated with a particular industry, changing social conditions or other circumstances may affect the manner in which Pax World’s sustainability criteria are applied in a particular situation.

Companies which the Fund invests in do not necessarily meet all of Pax World’s environmental, social and governance criteria; nor, we recognize, is any company perfect when it comes to corporate responsibility or sustainability.  We nonetheless believe that our shareholders seek to invest in companies that adhere to positive standards in these areas.  Our social, environmental and corporate governance criteria are designed to assist us in identifying those investments.  We also believe that well-managed companies that maintain good relations with employees, consumers, communities, and the natural environment will in the long run better serve investors as well.

Once a security is purchased by the Fund, we will endeavor to review that company’s performance on an annual basis to determine whether it continues to meet the Fund’s sustainability criteria.  If it is determined after the initial purchase by the Fund that a company no longer meets Pax World’s environmental, social or governance standards (either due to acquisition, merger or other developments), the securities of that company will be eliminated from the Fund’s portfolio as soon thereafter as practicable taking into consideration (i) any gain or loss which may be realized from such elimination, (ii) the tax implications of such elimination, (iii) market conditions, and the like. In no event, however, will that security be retained longer than six (6) months from the time the Fund determines that the company no longer meets the Fund’s environmental, social and governance criteria.  This requirement may cause the Fund to dispose of a security at a time when it may be disadvantageous to do so. Given this, there can be no assurance that the Fund’s investment objective will be achieved.

Because the Fund seeks to promote peace, reconciliation and international understanding, we reserve the right to forego investing in general obligations of the U.S. Government, such as Treasury Securities, to the degree we determine that such securities are being utilized primarily to finance weapons programs and are inconsistent with Pax World’s social criteria.  For this reason, the Fund may often invest in debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes are more compatible with the Fund’s social criteria, such as the Student Loan Marketing Association, the Federal Home Loan Bank, or the Federal Farm Credit Bank.

Shareholder Engagement

Once the Fund invests in a company, we take our responsibilities as a shareholder and stakeholder seriously.  We vote shareholder proxies in accordance with our environmental, social and governance criteria; we engage in dialogue with corporate management on issues of concern; we initiate or support shareholder resolutions at annual stockholders meetings aimed at persuading companies to adopt higher standards of corporate responsibility; and we support public policy initiatives that promote greater corporate transparency, accountability and social responsibility.

Community and Sustainable Development

Pax World supports investing in communities and promoting sustainable development in the United States and around the globe.  The Fund may invest in debt instruments issued by a range of non-corporate entities, including government agencies, states and municipalities, and may invest up to 1% of fund assets in community development financial institutions that target underserved areas and directly support affordable housing, small businesses, community development and revitalization, heath care, education and the environment.  Such investments may include investments in micro-credit or micro-finance institutions that advance women’s equity and sustainable development around the globe.  Some of these investments may offer a rate of return below the then-prevailing market rate, or may subject the Fund to more credit risk than other types of debt instruments.  In addition, some of these investments may be considered below investment grade, unrated, or illiquid, and may not be insured by the

FDIC, and therefore involve a greater risk of default.  We nevertheless believe that such investments can often offer a greater social return through their direct impact on local communities, and that they are therefore appropriate investments for a socially responsible mutual fund family like Pax World Funds.

Pax World Funds also take a global perspective.  Our Global Citizen Program enables Fund shareholders to earmark portions of their dividends and/or capital gains for donation to Mercy Corps, a nonprofit philanthropic organization not otherwise affiliated with Pax World Funds or Pax World Management Corp.  Through this program, Pax World shareholders can amplify the social benefits of their investments by supporting humanitarian relief efforts, peace and reconciliation initiatives, and sustainable development projects around the globe.*

At Pax World, we believe that our investors want to have a positive impact on corporate behavior and to promote environmental and social progress.  Our sustainability criteria are designed to assist investors in achieving these objectives, helping them align their values with their financial goals.  That was our mission when we launched the first socially responsible mutual fund in the United States in 1971, and it remains our mission today.

In order to address changing societal and market conditions and circumstances, Pax World may at its discretion choose to apply additional environmental, social or governance criteria or to modify the criteria outlined above, without shareholder approval.

*                                         Mercy Corps is a leading humanitarian relief organization whose programs currently reach nearly ten million people in more than 35 countries as part of its efforts to alleviate suffering, poverty and oppression by helping people build secure, productive and just communities.  In particular, Mercy Corps focuses on helping communities recovering from war or social upheaval through humanitarian relief work, sustainable development initiatives and promoting the development of civil society institutions.  Since 1979, Mercy Corps has provided $1 billion in assistance to people in 82 nations.

INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS

In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectus, the Fund may employ other investment practices and may be subject to additional risks which are described below.  Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law, the Fund may engage in each of the practices described below.  However, the Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund.  Unless otherwise stated herein, all investment policies of the Fund may be changed by the Board of Trustees of the Trust without shareholder approval.  In addition, the Fund may be subject to restrictions on its ability to utilize certain investments or investment techniques.  These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.

BANK OBLIGATIONS

Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and fixed time deposits.  Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, generally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.  There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.  The Fund also may hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

The Fund may invest in U.S. dollar-denominated obligations of foreign banks and in foreign bank obligations denominated in foreign currencies (of both developed and “emerging market” countries).  Obligations of foreign banks involve certain risks associated with investing in foreign securities described under “—Foreign (Non-U.S.) Securities” below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

BORROWING

The Fund may borrow money only to the extent described under “Investment Restrictions” below.  Such a practice will result in leveraging of the Fund’s assets and may force the Fund to liquidate portfolio positions when it may not be advantageous to do so.

Under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets (including the borrowing) less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets).  If the value of the Fund’s assets falls below 300% of the principal amount of its outstanding borrowings, it will reduce its outstanding borrowings to the extent necessary to achieve such 300% coverage within three (3) business days after the day on which such value falls below 300% of such principal amount.  In addition to borrowing for temporary purposes, the Fund may enter into reverse repurchase agreements, which are discussed in greater detail below under “Reverse Repurchase Agreements.”  Reverse repurchase agreements will be subject to the Fund’s limitations on borrowings as specified under “Investment Restrictions” below.

COLLATERALIZED DEBT OBLIGATIONS

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Fund’s Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the

Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COMMERCIAL PAPER

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.  The Fund may invest in commercial paper of any credit quality consistent with the Fund’s investment objectives and policies, including unrated commercial paper for which Pax World Management Corp. (the “Adviser”) has made a credit quality assessment.

CONVERTIBLE SECURITIES AND SYNTHETIC CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”).  A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.  Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.  Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks.  However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.  Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation.  The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock.  The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.”  The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates.  However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted.  Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions.  Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.  Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value.  A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

To the extent consistent with its other investment policies, the Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element”) and the right to acquire an equity security (“convertible element”).  The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments.  The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index.  Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value.  Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element.  For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security.  Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost.  Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.

The Fund may also purchase synthetic convertible securities created by other parties, including convertible structured notes.  Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks.  Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.

CORPORATE BONDS

Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities.  Bonds generally are used by corporations and other issuers to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.  Certain bonds are “perpetual” in that they have no maturity date.  The investment return of corporate bonds reflects interest earnings and changes in the market value of the security.  The market value of a corporate bond may be expected to rise and fall inversely with rates generally.  There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by the instrument.

CREDIT DEFAULT SWAPS

As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation.  In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default had occurred.  If no default had occurred, the Fund would keep the stream of payments and would have no payment obligations.  As the seller, the Fund effectively would add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, the Fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).  It also would involve credit risk (i.e., the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default).

The Fund will segregate assets in the form of cash and/or cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

CREDIT-LINKED TRUST CERTIFICATES

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another debt securities market.

Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate.  However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests.  The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk, liquidity risk and management risk.  It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act.  Therefore, the certificates will be subject to the risks described under “Other Investment Companies” herein, and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Fund will remain subject to such limitations and regulation).  Although the trusts are typically private investment companies, they generally are not actively managed.  It also is expected that the certificates will be exempt from registration under the 1933 Act.  Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).  To the extent that the Fund is committed to advance additional funds, it will at all times segregate liquid assets in an amount sufficient to meet such commitments.

Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.  As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.  For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “—Loan Participations and Assignments.”  Participation interests in revolving credit facilities will be subject to the limitations discussed in “—Loan Participations and Assignments.”

DERIVATIVE INSTRUMENTS

Subject to the limitations described under “Investment Restrictions” below, the Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts (“futures options”) to add leverage to their portfolios, for hedging purposes and as part of their overall investment strategy.  The Fund also may enter into swap agreements with respect to interest rates, currencies, securities indexes and other assets and measures of risk or return.

The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the Adviser’s ability to forecast interest rates and other economic factors correctly.  If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed.  If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all.  Also, suitable derivative transactions may not be available in all circumstances.  The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments.  While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions.  Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

Options on Securities, Swap Agreements and Indexes.  The Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (in the case of “American style” options) or at the expiration of the option (in the case of “European style” options).  The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities or certain economic indicators.)

The Fund will write call options and put options only if they are “covered.”  In the case of a call option on a debt obligation or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund.  For a call option on an index, the option is covered if the Fund maintains with its custodian liquid assets in an amount equal to the contract value of the index.  A call option is also covered if the Fund holds a call on the same security or index as the call written when the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.  A put option on a security or an index is “covered” if the Fund segregates liquid assets equal to the exercise price.  A put option also is covered if the Fund holds a put on the same security or index as the put written when the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.  Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund so desires.  The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option sold.  The principal factors affecting the market value of a put or a call option include, but are not limited to, supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund.  The premium received for an option written by the Fund is recorded as a deferred credit.  The value of an option purchased or written is marked to market daily and is valued at the settlement price on the exchange on which it is traded or, if not traded on an exchange or if no settlement price is available, at the mean between the last reported bid price and the last reported asked price.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security.  A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.  The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put.  In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes.  There are several risks associated with transactions in options on securities and on indexes.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or index above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security or index decline.  The writer of an “American-style” option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.  Also, if a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  If the Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option might expire worthless.  If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.  As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option.  If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased.  Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options.  The Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated.  The Fund that may buy or sell put and call options may buy or sell such options on foreign currencies either on exchanges or in the over-the-counter market.  A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price at expiration or until the option expires.  A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price at expiration or until the option expires.  Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts.  The Fund may use interest rate, foreign currency, index and other futures contracts.  The Fund also may use options on futures contracts (“futures options”).

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time.  A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written.  Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made.  A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro.  It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put futures options.  Futures options possess many of the same characteristics as options on securities and indexes (discussed above).  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option.  Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under that CEA.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  The Fund expects to earn taxable interest income on its initial margin deposits.  A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.  This process is known as “marking to market.”  Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month).  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  The transaction costs also must be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract.  A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.  The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put.  In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Limitations on Use of Futures and Futures Options.  When purchasing a futures contract, the Fund will maintain with its futures commission merchant, a margin account with a value equal to the market value of the futures contract (marked to market on a daily basis).  Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its futures commission merchant, a margin account with a value equal to the market value of the instruments underlying the contract (marked to market on a daily basis).  Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund.

When selling a call option on a futures contract, the Fund will maintain with its futures commission merchant, a margin account with a value equal the total market value of the futures contract underlying the call option (marked to market on a daily basis).  Alternatively, the Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its futures commission merchant, a margin account with a value equal the purchase price of the futures contract (marked to market on a daily basis).  Alternatively, the Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986 also may limit the extent to which the Fund may enter into futures, futures options or forward contracts.

Risks Associated with Futures and Futures Options.  There are several risks associated with the use of futures contracts and futures options.  A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.  There can be no guarantee that there will be a correlation between price movements in the futures contracts or futures options and in the securities or index positions covering them.  In addition, there are significant differences between the securities and indexes and futures markets that could result in an imperfect correlation between the markets.  The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities or indexes, including technical influences in futures trading and futures options, and differences between the financial instruments held by the Fund and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers.  A decision as to whether, when and how to employ futures contracts and futures options involves the exercise of skill and judgment, and even well-conceived uses may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session.  Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.  For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.  In addition, many of the contracts discussed above are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon.  Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.  Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract.  The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.  In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.  The Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Agreements.  The Fund may enter into swap agreements with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return.  The Fund also may enter into options on swap agreements (“swaptions”).  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.  A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  The Fund may write (sell) and purchase put and call swaptions.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  The Fund may write (sell) and purchase put and call swaptions.  Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption.  When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Whether the Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the CEA and therefore are not regulated as futures or commodity option transactions under the CEA.

Certain Interest Rate Transactions.  As described above, the Fund may enter into interest rate swaps and caps.  Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund’s variable rate payment obligation on any variable rate borrowing.  The payment obligation would be based on the notional amount of the swap.  The Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.

EMERGING MARKET SECURITIES

An issuer is considered to be economically tied to an emerging market country if its securities are principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets located in the country.  The risks of investing in foreign securities are particularly high when securities of issuers based in or denominated in currencies of emerging market countries are involved.  Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in developed foreign countries.  These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.  In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.  Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

EQUITY SECURITIES

To the extent the Fund has substantial exposure to equity securities, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund.  Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market.  A decline in the stock market may depress the price of equity securities held by the Fund.  The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services.  A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs.  The value of preferred stocks may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.

EQUITY-LINKED SECURITIES

The Fund may invest in equity-linked securities.  Equity-linked securities are privately-issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock.  To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities.  See “Foreign (Non-U.S.) Securities” below.  In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security.  Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options.  See “Derivatives” above.  Equity-linked securities may be considered illiquid.

EVENT-LINKED BONDS

Event-linked bonds, which are sometimes referred to as “catastrophe bonds,” are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake.  They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.  If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond.  If no trigger event occurs, the Fund will recover its principal plus interest.  For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses.  Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred.  In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument.  As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop.  Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

EXCHANGE-TRADED FUNDS

Exchange-Traded Funds (“ETFs”) are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds.  ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange).  The market price for ETF shares may be higher or lower than the ETF’s net asset value.  The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

FINANCIAL SERVICES COMPANIES

The Fund may invest in equity securities of U.S. and foreign companies in the financial services industries (“financial companies”). Financial companies provide financial services to consumers and businesses and include the following types of firms: commercial banks, savings and loan and thrift institutions; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance companies and insurance holding companies.

Investments in financial companies are subject to risks different from, and sometimes greater than, those that apply to the equity markets in general. Events may occur that significantly affect the financial industry as a whole or a particular segment of the industry (such as banking, insurance or consumer financial services) in which the Fund invests.

The values of securities of financial companies are more likely to be adversely affected by falling interest rates and/or deteriorating economic conditions than the securities of other companies. Also, rising interest rates may reduce the profit margins of some financial companies by reducing the difference between borrowing and lending rates in the capital markets. The profitability of financial companies largely depends on the availability and cost of capital, and can fluctuate rapidly when interest rates change. They may also be subject to risks attendant to lending money for long periods of time at fixed or only partially adjustable interest rates, the risk of lending to borrowers who may be unwilling or unable to pay back the loan, and the risk of lending against the security of assets whose valuations may decline. Insurance companies may also be adversely affected by natural or other catastrophes or disasters. All of these risks may require financial companies to hold substantial reserves against actual or anticipated losses.

In addition, most financial companies are subject to extensive governmental regulation which limits their activities and may (as with insurance rate regulation) affect their ability to earn a profit from a given line of business. Most financial companies are also subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial industry may also increase competitive pressures on different types of firms. For example, legislative proposals to remove traditional barriers between commercial banking, investment banking and insurance activities would allow large commercial banks and insurance companies to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within that industry.

Financial institutions in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

FOREIGN (NON-U.S.) SECURITIES

Foreign (non-U.S.) securities include, but not limited to, U.S. dollar or foreign currency-denominated corporate debt securities of foreign issuers; foreign equity securities; securities of U.S. issuers traded principally in foreign markets; foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.  The foreign securities in which a Fund may also invest include Eurodollar obligations and “Yankee Dollar” obligations.  Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks.  Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.  Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk.  Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks.  One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders.  Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.  Some foreign securities may be restricted against transfer within the United States or to a United States person.

American Depository Receipts (“ADRs”) are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer.  European Depository Receipts (“EDRs”) are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States.  Global Depository Receipts (“GDRs”) may be offered privately in the United States and also trade in public or private markets in other countries.  ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs.  In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

The Fund also may invest in Brady Bonds.  Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”).  Brady Plan debt restructurings have been implemented in a number of countries, including:  Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.  Brady Bonds are not considered to be U.S. Government securities.  U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds.  Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.  Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  Brady Bonds are often viewed as having three or four valuation components:  (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders.  A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.  There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Some securities of corporations domiciled outside the U.S. in which the Fund may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They are often “growth” companies or “start-up” companies. For U.S. federal income tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation’s gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Code Section 954.

Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the Fund may not realize that a foreign corporation they invest in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Fund intends to comply with federal tax reporting of these investments.

Subject to applicable limits under the 1940 Act, the Fund may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein.  In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described under “Other Investment Companies.”

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies.  These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital.  In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.  Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.  Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar.

FOREIGN CURRENCY TRANSACTIONS

The Fund may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions may be used for a variety of reasons, including to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates.  Suitable currency hedging transactions may not be available in all circumstances and a Fund may decide not to use hedging transactions that are available.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency.  Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Fund’s custodian of liquid assets and are marked to market daily.  Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.  A Fund might be expected to enter into forwards under the following circumstances:

Lock In.  When the Adviser desires to “lock in” the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge.  If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge.  If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser believes that the Fund can benefit from price appreciation in a given country’s obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar.  In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract.  In the case of a direct hedge of a given country’s debt obligations, the cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

Proxy Hedge.  The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge.  In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated.  Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding.  This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging.  When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar.  This is an example of what is known as the “cost” of hedging.  Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

Tax Consequences of Hedging.  Under applicable tax law, the Fund’s hedging activities may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (the “Code”).  Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

Foreign Currency Warrants.  Foreign currency warrants, such as Currency Exchange WarrantsSM (“CEWsSM”), are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time.  Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace.  Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).  Foreign currency warrants are severable from the equity or debt obligations with which they may be offered, and may be listed on exchanges.  Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs.  In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.  The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time values” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”).  Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.  The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.  Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities.  Principal exchange rate linked securities (“PERLSSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time.  The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely affected by increases in the value of foreign currency.  Interest payments on the securities generally are made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).  Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse effect on the value of the principal payment to be made at maturity.

Performance Indexed Paper.  Performance indexed paper (“PIPSSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity).  The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

HIGH YIELD SECURITIES (“JUNK BONDS”)

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy.  High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies.  In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.  The Fund may continue to hold such securities following a decline in their rating if in the opinion of the Adviser it would be advantageous to do so.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.  The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments.  A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations.  If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery.  In the case of high yield securities structured as “zero-coupon” or “pay-in-kind” securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.  Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis.  Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.   The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities.  Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares.  While lower rated securities may be less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as zero-coupon or pay-in-kind securities may be affected to a greater extent by interest rate changes.  For instance,  adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market.  When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

ILLIQUID SECURITIES

The Fund may not invest more than fifteen percent (15%) of its net assets (taken at market value at the time of investment) in illiquid securities.  Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees.  The Adviser may be subject to significant delays in the disposition of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.  The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).  Depending on the circumstances, illiquid securities considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or that provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities the disposition of which is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain liquid commercial paper).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions.  Unlike public offerings, such securities are not registered under the federal securities laws.  Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

Tax exempt industrial development bonds and pollution control bonds, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer.  They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes and pollution control.  Consequently, the credit quality of these securities depend upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

INFLATION-INDEXED BONDS

Inflation-indexed bonds are debt obligations whose value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.  The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount.  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.  The Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed bonds issued by a foreign government generally are adjusted to reflect a comparable inflation index calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will measure the real rate of inflation in the prices of goods and services accurately.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INITIAL PUBLIC OFFERINGS

Securities in initial public offerings (“IPOs”) are subject to many of the same risks of investing in companies with smaller market capitalizations.  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.  At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs.  Similarly, as the number of accounts to which IPO securities are allocated increases, the number of securities issued to any one account may decrease.  The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so.  In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance generally decreases.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Participations in commercial loans may be secured or unsecured.  Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  The Fund may participate in such syndications, or may buy part of a loan, becoming a part lender.  When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

A loan often is administered by an agent bank acting as agent for all holders.  The agent bank administers the terms of the loan, as specified in the loan agreement.  In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement.  Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent.  A successor agent bank generally would be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness.  However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.  In situations involving other interposed financial institutions (e.g., an insurance company or government agency), similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest.  If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected.  Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral could be liquidated.

The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments.  Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.  Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.  In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.  Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price.  In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price.  At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid.  As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.  Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks.  For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is conceivable that, under emerging legal theories of lender liability, a Fund could be held liable as co-lender.  It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

MONEY MARKET INSTRUMENTS

Money market instruments may include, among other things, (1) short-term U.S. Government securities; (2) certificates of deposits, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers.  Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed.  The Fund may increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.

MORAL OBLIGATION SECURITIES

Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

MORTGAGE DOLLAR ROLLS

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects.  In a “dollar roll” transaction, the Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price.  A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash.  However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.”  To be considered “substantially identical,” the securities returned to the Fund generally must:  (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings.  Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid.”

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.  The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of the Fund to utilize these instruments successfully may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.  See “—Mortgage Pass-Through Securities.”  Certain debt obligations also are secured with collateral consisting of mortgage-related securities.  See “—Collateralized Mortgage Obligations (“CMOs”).”

Commercial Mortgage-Backed Securities.  Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Mortgage Pass-Through Securities.  Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property.  Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase.  Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal.  Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.  Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations.  To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (the “FNMA”) or the Federal Home Loan Mortgage Corporation (the “FHLMC”).  The principal governmental guarantor of mortgage-related securities is GNMA.  GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC.  FNMA is a government-sponsored corporation owned entirely by private stockholders.  It is subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight.  FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers, although it may purchase other types of mortgages as well.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.  Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders.  FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.  Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit.  The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  The Fund may buy mortgage-related securities without insurance or guarantees.  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-related securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to a Fund’s industry concentration restrictions (see “Investment Restrictions”).  In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.  The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC.  Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.  In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”).  A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security.  Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually.  CMOs may be collateralized by whole mortgage loans, but more typically are collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity.  Actual maturity and average life will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.  Investors holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (the “Bonds”).  Proceeds of the Bonds offering are used to purchase mortgages or mortgage pass-through certificates (the “Collateral”).  The Collateral is pledged to a third party trustee as security for the Bonds.  Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The Series A, B and C Bonds all bear current interest.  Interest on the Series Z Bonds is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off.  When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bonds begin to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

FHLMC Collateralized Mortgage Obligations.  FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC.  Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly.  The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool.  All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities.  Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments.  Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.  Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs.  FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities.  Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals.  CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer.  The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments.  Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital.  The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets.  In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class (defined below) of stripped mortgage-backed securities.  See “—Stripped Mortgage-Backed Securities.”  In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based.  As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers.  The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets.  CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”).  CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitation on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities.  Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARMBS does not benefit from further increases in interest rates.

Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.  SMBSs may be deemed “illiquid” and subject to a Fund’s limitation on investment in illiquid securities.

Other Asset-Backed Securities.  Other asset-backed securities (unrelated to mortgage loans) may be offered to investors in the future and may be purchased by a Fund.  Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile ReceivablesSM (“CARSSM”).

Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers.  An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral.  Airline EETCs generally have credit enhancement in the form of overcollateralization and cross-subordination (i.e., multiple tranches and multiple aircraft as collateral).  They also generally have a dedicated liquidity facility provided by a third-party insurer to ensure that coupon payments are made on a timely basis until collateral is liquidated in the event of a default by the lessor of the collateral.  Aircraft EETCs issued by registered U.S. carriers also benefit from a special section of the U.S. Bankruptcy Code, which allows the aircraft to be sold by the trust holding the collateral to repay note holders without participating in bankruptcy proceedings.  EETCs tend to be less liquid than bonds.

CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts.  Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.  An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts.  If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws or other factors.  As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with the Fund’s investment objective and policies, the Adviser also may invest in other types of asset-backed securities.  Other asset-backed securities may be collateralized by the fees earned by service providers.  The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers.  In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral.  The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

MUNICIPAL BONDS

The Fund may invest in municipal bonds that pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser to be reliable), is exempt from federal income taxes (“municipal bonds”), although dividends that the Fund pays that are attributable to such interest will not be tax-exempt to shareholders of the Fund.

Municipal bonds share the attributes of debt obligations in general, but generally are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  The municipal bonds that a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law.  General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source.  Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.  Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.  The credit and quality of private activity bonds and industrial development bonds usually are related to the credit of the user of the facilities.  Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).

Municipal bonds are subject to credit and market risk.  Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.  Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  A number of these factors, including the ratings of particular issues, are subject to change from time to time.  Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.  Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors.  Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations.  There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

MUNICIPAL LEASE OBLIGATIONS

The Fund may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.

OTHER INVESTMENT COMPANIES

The Fund may invest in securities of other open- or closed-end investment companies, including exchange-trade funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the Securities and Exchange Commission.

The Fund may invest in other investment companies during periods when there is a shortage of attractive securities available in the market, or when a the Adviser believes share prices of other investment companies offer attractive values. The Fund may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments.  The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers.  The Fund may invest in investment companies that are advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Commission.

As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested.  The Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.  In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectuses and herein.

PARTICIPATION ON CREDITORS COMMITTEES

The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund.  Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.  Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.  The Fund would participate on such committees only when the Adviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

PREFERRED STOCK

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company.  Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.  Preferred stocks may pay fixed or adjustable rates of return.  The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services.  A preferred stock’s value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs.  The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.  In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.  For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.  Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks.  Some fixed rate preferred stocks, known as perpetual preferred stocks, offer a fixed return with no maturity date.  Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date, and may have heightened sensitivity to changes in interest rates.  Sinking fund preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule.  The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks.  Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock.  Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury.  Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities:

the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond.  The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock.  The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates.  The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer.  Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement.  No redemption can occur if full cumulative dividends are not paid.  Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates.  Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

REAL ESTATE SECURITIES AND RELATED DERIVATIVES

The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries.  Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.  REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs also can realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  REITs are not taxed on income distributed to shareholders provided that they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”).  The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.  Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT.  A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations.  REITs are dependent upon the skills of their managers and are not diversified.  REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers.  REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) also are subject to interest rate risks.  When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise.  Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline.  If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates.  This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS

A repurchase agreement is a contract under which the Fund would acquire a security subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest).  In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.  This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.  The Adviser will monitor the creditworthiness of the counter parties.

REVERSE REPURCHASE AGREEMENTS

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price.  Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.  Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase.  A Fund will segregate liquid assets equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks).  To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to a Fund’s limitations on borrowings.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.”  A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security.

RIGHTS AND WARRANTS

A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

RULE 144A SECURITIES

The Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”).  Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under that Act.  Rule 144A Securities may be deemed illiquid, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Trustees.

SHORT SALES

Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan.

When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost.  For these purposes, a short sale will be considered to be “against the box” if the Fund holds or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short.  Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique.

Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when investment considerations would not favor such sales.

In the view of the Securities and Exchange Commission, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box,” or unless the Fund’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

SHORT-TERM MUNICIPAL OBLIGATIONS

Short-term municipal securities include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes, among others.

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes.  They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.  They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged.  The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects.  After successful completion and acceptance, many such projects receive permanent financing through FNMA or GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SOVEREIGN DEBT

The Fund may invest in sovereign debt issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supra-national government entities.  Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies.  Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.  Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A Fund’s investments in foreign currency-denominated debt obligations and any hedging activities will likely produce a difference between its book income and its taxable income.  This difference may cause a portion of a Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

STOCKS OF MICRO, SMALL AND MEDIUM CAPITALIZATION COMPANIES

Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of micro-cap and other small capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Owning large positions in this type of security involves the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions.

Investments in securities of companies with medium market capitalizations share some of the risk characteristics of investments in securities of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their securities tend to be more liquid and less volatile than those of smaller capitalization issuers.

STRUCTURED NOTES AND OTHER HYBRID INSTRUMENTS

“Structured” notes are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds.  Depending on the terms of the note, a Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note.  The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s).  Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss.  Like other sophisticated strategies, a Fund’s use of structured notes may not work as intended; for example, by reducing the duration of the Fund’s portfolio, structured notes may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).  Structured instruments may be considered illiquid.

The Fund may invest in other types of “hybrid” instruments which combine the characteristics of securities, futures and options.  For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”).  The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.  Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.  The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids.  These risks may cause significant fluctuations in the net asset value of a Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

U.S. GOVERNMENT SECURITIES

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.  The U.S. Government does not guarantee the net asset value of a Fund’s shares.  Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  U.S. Government securities include securities that have no coupons, or that have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately and evidences of receipt of such securities.  Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity.  See “—Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities.”  Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury.  Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

VARIABLE AND FLOATING RATE SECURITIES

Variable or floating rate securities are securities that pay interest at rates which adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates.  These instruments may include, without limitation, variable rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities.  Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline.  For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The interest rate on inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

A Fund may purchase or sell securities on a when-issued or delayed delivery basis.  These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security.  When purchases of securities on a when-issued or delayed delivery basis are outstanding, a Fund will segregate until the settlement date liquid assets in an amount sufficient to meet the purchase price.  Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.  The Fund will limit such purchases to those in which the date for delivery and payment falls within one hundred twenty (120) days of the date of the commitment.

When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value.  Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments.  If a Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security.  If the other party to a transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss.  A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund either (i) segregates until the settlement date liquid assets in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns.  The Fund may enter into forward commitments for the purchase or sale of foreign currencies.  Forward commitments may be considered securities in themselves.  They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets.  A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

ZERO-COUPON BONDS, STEP-UPS AND PAYMENT-IN-KIND SECURITIES

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations.  Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security.  Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash.  Each of these instruments is typically issued and traded at a deep discount from its face amount.  The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.  The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality.  In order to satisfy a requirement for qualification as a “regulated investment company” under the Code, an investment company, such as a Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs.  Because a Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund.  In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell securities at such time.  Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for a Fund to dispose of them or to determine their current value.

INVESTMENT RESTRICTIONS

The following investment policies are fundamental investment policies.  Fundamental investment policies are those that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A “majority of the Fund’s outstanding voting securities”, when used in this Statement of Additional Information, means the lesser of (i) sixty-seven percent (67%) of the shares represented at a meeting at which more than fifty percent (50%) of the outstanding voting shares are present in person or represented by proxy or (ii) more than fifty percent (50%) of the outstanding voting shares.

The Fund may not:

1.

Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

2.

Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.  The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities.

3.

Purchase or sell commodities, except that a Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

4.	Make loans, except that this policy shall not prohibit the purchase of debt obligations, entering into repurchase agreements or the lending of a Fund’s portfolio securities.

5.	Concentrate more than 25% of the value of its assets in any one industry.

6.

Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

7.	Borrow money and/or issue senior securities except to the extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted, on behalf of the Fund, policies and procedures relating to disclosure of a Fund’s portfolio securities.  These policies and procedures are reasonably designed to protect the confidentiality of the Fund’s portfolio holdings information and to prevent the selective disclosure of such information.

The Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities.  In addition, the Adviser will post the Fund’s portfolio holdings information on the Fund’s website at www.paxworld.com.  The website will contain the Fund’s complete schedule of portfolio holdings as of the last day of a calendar quarter end.  The Adviser will post this information on the Fund’s website approximately 60 days after a quarter’s end, and such information will remain accessible on the website until the next quarterly schedule of portfolio holdings is filed with the Securities and Exchange Commission as part of the Fund’s Form N-CSR or Form N-Q, as applicable.  For each portfolio security (not including cash positions), the posted information includes: (i) the name of the issuer, (iii) value (in the aggregate) and (iii) percentage of the Fund’s net value represented by the security (collectively, the “Portfolio Information”).  In addition, the Adviser will post the Fund’s ten largest portfolio holdings on the Fund’s website.  The website will disclose the Portfolio Information of the Fund’s ten largest portfolio holdings as of the last day of each month.  The Adviser will post this information on the Fund’s website generally 10 days after a month’s end, and such information will remain accessible on the website until the information is filed with the Securities and Exchange Commission as part of the Fund’s Form N-CSR or Form N-Q, as applicable.

Complete portfolio holdings of the Fund will also be disclosed on a quarterly basis on forms required to be filed with the Securities and Exchange Commission as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarter will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR.  The Fund’s Form N-CSRs and Form N-Qs will be available on the Securities and Exchange Commission’s website at www.sec.gov.  If a Fund’s portfolio holdings information is disclosed to the public (either through a filing on the Securities and Exchange Commission’s EDGAR website or otherwise) before the disclosure of the information on the Fund’s website, the Fund may post such information on their website.

Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Adviser.  In addition, the Adviser may distribute (or authorize the custodian to distribute) Confidential Portfolio Information to a Fund’s (i) service providers that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”), (ii) plan sponsors (provided that such sponsor agrees to use the information solely to evaluate whether to offer or continue to include the Fund in their platform), (iii) other financial intermediaries (such as brokerage, financial planning and consulting firms; provided that such intermediaries agree to use the information internally and only for purposes of determining whether the Fund is suitable investments for their clients or in considering whether to recommend the Fund to their clients) (“Intermediaries”), and (iv) certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”) for use in developing a rating.

Before any disclosure of Confidential Portfolio Information to Service Providers, plan sponsors, Intermediaries or Rating Agencies is permitted, the following conditions must be met:  (i) the Fund’s Chief Compliance Officer has authorized the release of the Confidential Portfolio Information; (ii) the recipient must agree not to publish (or otherwise communicate) any information or to use the information to trade in Fund shares (or as part of any trading, hedging or arbitrage strategy); (iii) the recipient must either sign a confidentiality agreement or be subject to an independent duty to keep such information confidential; and (iv) the Confidential Portfolio Information must contain an appropriate confidentiality legend.

The Fund has ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers, plan sponsors, Intermediaries and/or Rating Agencies, each of which is subject to either a written confidentiality agreement that addresses trading upon the Confidential Portfolio Information or an independent duty to keep such information confidential:

Name of Vendor	Type of Service	Frequency	Lag Time
Arnerich Massena & Associates	Rating and Ranking	Quarterly	At least 30 days
Merrill Corporation	Printing	Periodically	At least 30 days
RAM Printing	Printing	Periodically	At least 30 days
PFPC AOS	Mail House	Periodically	At least 30 days
Vestek	Data Provider	Daily	None

Separate account clients of the Adviser have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policies. Some of the funds that are advised by the Adviser and some of the separate accounts managed by the Adviser have investment objectives and strategies that are substantially similar or identical to the Fund’s, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as the Fund.  Neither the Fund nor the Adviser and its affiliates may receive any compensation or other consideration for disclosing the Confidential Portfolio Information.

Exceptions to these procedures may only be made if the Fund’s Chief Compliance Officer determines that granting an exemption is in the best interests of the Fund and is based upon legitimate business purposes and if the recipient is subject to a confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or is subject to an independent duty to keep such information confidential.

MANAGEMENT OF THE FUND

The business of the Trust is managed under the direction of the Trust’s Board of Trustees.  The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Adviser and the Trust.  The Trust’s Board of Trustees oversees the Adviser and decides upon matters of general policy. The Board of Trustees meets four (4) times per year, reviews portfolio selections and bonding requirements, declares dividends, if any, and reviews the activities of the executive officers of the Fund. Such activities are consistent with their fiduciary obligations as trustees of a Massachusetts business trust. The Adviser, either directly or through others selected by the Adviser, furnishes daily investment advisory services.

OFFICERS/TRUSTEES

The following table reflects the name and age, position(s) held with the Trust, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who are the trustees and/or officers of the Fund. The trustees and officers set forth in the first table below (Interested Trustees and Officers) are considered interested persons under the Investment Company Act of 1940, as amended, by virtue of their position or affiliation with the Adviser. The trustees in the second table (Disinterested Trustees) are not considered interested persons and have no affiliation with the Adviser. The business address of each trustee and officer is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

Interested Trustees and Officers

Name and Age	Position(s) Held With the Trust; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Trustee
Laurence A. Shadek (57)	Trustee (since 2006)	Chairman of the Board of the Adviser (1996-present); Executive Vice-President of H.G. Wellington (1986-present); Executive Vice President of Pax World Money Market Fund (1998-present); Chairman of the Board of Directors of the Pax World Balanced Fund (1996-2006), Pax World Growth Fund (1997-2006), and Pax World High Yield Bond Fund (1999-2006); member of the Board of Trustees of Franklin & Marshall College (1998- present).	5
Joseph Keefe (53)	Trustee, Chief Executive Officer (since 2006)	Chief Executive Officer (2005-present) and President (2006-present) of the Adviser; President of Pax World Money Market Fund (2006-present); Senior Vice President of the Pax World Balanced, Pax World Growth, and Pax World High Yield Bond Fund (2005-2006); President of New Circle Communications LLC (2000-2005); Co-Chair of The Carbon Coalition (2003-present); member of the Boards of Directors of On Belay (2006-present), Americans for Campaign Reform (2003-present), and the Social Investment Forum (2000-2006).	5
John Boese (44)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of the Adviser (2006-present); Vice President and Chief Regulatory Officer of the Boston Stock Exchange, Boston, MA (2000-2006).	N/A
Maureen Conley (44)	Secretary (since 2006)	Vice President of Shareholder Services/Operations (2005-present) and Manager of Shareholder Services (2000-2005) for the Adviser.	N/A

Alicia K. DuBois (47)	Treasurer (since 2006)

Chief Financial Officer for the Adviser (2006-present); Assistant Treasurer for both Jefferson Pilot Investment Advisory Corp. and Jefferson Pilot Variable Fund, Inc.(2001-2006); and Assistant Vice President at Lincoln Financial Group (formerly Jefferson-Pilot Corp.) (2005-2006)

N/A
Janet Lawton Spates (37)	Assistant Treasurer (since 2006)

Vice President of Administration (2006-present), Treasurer (1998-2006) and Chief Financial Officer (2001-2006) of the Adviser; Treasurer (1998-2006) of the Pax World Pax World Fund; Assistant Treasurer (1997-2005) and Treasurer (2005-2006) of the Pax World Growth Fund; Assistant Treasurer (1999-2005) and Treasurer (2005-2006) of the Pax World High Yield Bond Fund.

N/A

Disinterested Trustees

Name and Age	Position(s) Held With the Trust; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Trustee
Adrian P. Anderson (53)[[( )]]	Trustee (since 2007)	Chief Executive Officer of North Point Advisors, LLC (2004-present); Senior Consultant of Gray and Co.(1999-2004).	5
Carl H. Doerge, Jr. (68)(2)	Chairman of the Board of Trustees; Trustee (since 2006)	Private investor (1995-present); member of the Board of Trustees and Police Commissioner of the Village of Upper Brookville, NY (1998-present); member of the Board of Directors (1998-present) and Chairman of the Investment Committee (1999-present) of St. Johnland Nursing Home in Kings Park, NY.	5
Cynthia Hargadon (51)(3)	Trustee (since 2006)	Managing Director of CRA Rogers Casey (2006-present); Senior Consultant of North Point Advisors, LLC (2003-2006); President of Potomac Asset Management, Inc. (2000-2002).	5

James M. Large, Jr. (74)(2)	Trustee (since 2006)	Chairman Emeritus of Dime Bancorp, Inc. (1998-2002); member of the Boards of Directors of the Wildlife Conservation Society, the Nature Conservancy of Long Island, the Nature Conservancy of New York, North Shore Wildlife Sanctuary, Matinicock Planning Board, Nassau Community College and Long Island Index; serves on the Investment Advisory Committee of the Episcopal Diocese of Long Island.	5
Louis F. Laucirica (64)(3)	Trustee (since 2006)	Associate Dean and Director of Undergraduate Studies of Stevens Institute of Technology, Howe School (1999-present).	5
Sanford C. Sherman (70)(2)	Trustee (since 2006)	Trustee of the Piscataqua Savings Bank, Portsmouth, NH (1972-2006); Chairman of the Piscataqua Savings Bank Trust Committee (1999-2006).	5
Nancy S. Taylor (51)(3)	Trustee (since 2006)	Senior Minister, Old South Church in Boston, MA (2005-present); Minister and President, Massachusetts Conference, United Church of Christ (2001-2005); Trustee, Andover Newton Theological School (2002-present); Board of Managers, Old South Meeting House (2005-present); Director, Ecclesia Ministries, a ministry to Boston’s homeless population (2003-present).	5

(1)

Trustees of the Fund hold office until a successor shall have been chosen and shall have qualified. Officers of the Fund are appointed by the Board of Trustees and hold office until a successor shall have been chosen and shall have qualified.

(2)

Designates a member of the Audit Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance.

(3)	Designates a member of the Nominating Committee. The Nominating Committee has the responsibility of nominating new members of the Board of Trustees.

* * *

None of the officers or trustees of the Fund are related to one another by blood, marriage or adoption.

Ownership of Shares in the Pax World Fund Family

The following table shows the dollar range of equity securities beneficially owned by the trustees in the Fund as of the date of this SAI and, on an aggregate basis, in any investment company overseen by the trustee in the Pax World Fund Family, as of December 31, 2006:

	Dollar Range of Equity Securities	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the
Name of Person and Position	Women’s Equity Fund*	Pax World Fund Family
Interested Trustees
Mr. Laurence A. Shadek	None	Over $100,000
Mr. Joseph Keefe	None	Over $100,000
Disinterested Trustees	None
Mr. Adrian P. Anderson	None	None
Mr. Carl H. Doerge, Jr.	None	Over $100,000
Ms. Cynthia Hargadon	None	None
Mr. Louis F. Laucirica	None	$0-$10,000
Mr. Sanford C. Sherman	None	$50,001-$100,000
Dr. Nancy S. Taylor	None	Over $100,000

*                                         The Women’s Equity Fund is a new fund which has not operated for a fiscal year and there is share ownership information available to report.

Compensation of Trustees

Effective January 1, 2007, the Trust pays each disinterested trustee an annual retainer of $16,000 ($25,000 for the Chairman). In addition, the Trust currently pays each disinterested trustee a fee of $4,000 for attendance at each meeting of the Board of Trustees.  Trustees are also reimbursed for their travel expenses for attending meetings of the Board of Trustees. In addition, the Trust pays $2,500 to each member of the Audit Committee for attendance at each Audit Committee meeting, and $2,500 to each member of the Nominating Committee for attendance at each Nominating Committee meeting, plus reimbursement in each case for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, trustees do not receive compensation from the Trust for services performed as a trustee.

The following table sets forth compensation information relating to trustees of the Trust:

	Aggregate Compensation	Aggregate Pension Retirement Benefits	Estimated	Total Compensation from the Fund
Name of Person and Position	Women’s Equity Fund*	Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	and the Pax World Fund Family**
Interested Trustees
Mr. Thomas W. Grant***	$—	$—	$—	$10,425
Mr. Laurence A. Shadek	$—	$—	$—	$5,913
Mr. Joseph Keefe****	$—	$—	$—	$—
Disinterested Trustees
Mr. Adrian P. Anderson*****	$—	$—	$—	$—
Mr. Carl H. Doerge, Jr.	$—	$—	$—	$63,875
Ms. Cynthia Hargadon******	$—	$—	$—	$14,900
Mr. James M. Large, Jr.*******	$—	$—	$—	$72,875
Mr. Louis F. Laucirica	$—	$—	$—	$54,375
Ms. Joy L. Liechty***	$—	$—	$—	$54,375
Mr. Sanford C. Sherman	$—	$—	$—	$53,250
Dr. Nancy S. Taylor	$—	$—	$—	$49,475

*	Because the Fund is a newly formed fund that has yet to commence operations, no trustee has received compensation from the Fund as of the date of this Statement of Additional Information.

**	The total compensation paid to such persons by the Pax World Fund Family for the fiscal year ended December 31, 2006.

***	Mr. Grant served as a trustee of the Trust until August 14, 2006. Ms. Liechty retired from her position as a trustee of the Trust effective September 26, 2006.

****	Mr. Keefe became a trustee of the Trust effective September 26, 2006.

*****	Mr. Anderson became a trustee of the Trust effective June [[ ]], 2007.

******	Ms. Hargadon became a trustee of the Trust effective September 28, 2006.

*******	Mr. Large retired as a trustee of the Trust effective April 12, 2007.

PORTFOLIO MANAGERS

Other Accounts Managed

As of the date of this SAI, the portfolio manager of the Fund has day-to-day responsibility for any other account.

Conflicts

In managing other portfolios, the Adviser may be subject to potential conflicts of interest.  Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees.  As part of its compliance program, the Adviser has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

The Adviser’s investment personnel typically manage multiple accounts.  Investment personnel make investment decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that such individual believes are applicable to that account.  Consequently, investment personnel may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio.  Securities purchased in one portfolio may perform better than the securities purchased for another portfolio.  Similarly, securities sold from one portfolio may result in better performance for that portfolio if the value of that security declines.  Generally, however, portfolios in a particular product strategy (e.g.,  growth equity) with similar objectives are managed similarly.  Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which generally minimizes the potential for conflicts of interest.  While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in investment guidelines, fees, expenses and cash flows.

In addition, the Adviser has adopted trade aggregation and allocation procedures that seek to treat all clients fairly and equitably.  These policies and procedures address the allocation of limited investment opportunities, such as thinly-traded securities or oversubscribed public offerings.  Currently, while no accounts under the Adviser’s management have performance fees, some accounts may have higher fees than others.  These differences may give rise to the potential conflict that a portfolio manager may allocate more time to the management of one account over another.  While the Adviser does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Adviser personnel periodically review the performance of the Adviser’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Compensation

The Adviser seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results.  Generally, each portfolio manager’s compensation consists of a base salary and, in some cases, additional incentive or performance-based bonus.  In addition, each portfolio manager also is eligible for the standard retirement benefits and health and other benefits available to all of the Adviser’s employees.

Ownership of Securities

Because the Fund is a newly formed fund that has yet to commence operations, the portfolio manager does not beneficially own any shares of the Fund as of the date of this Statement of Additional Information.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Because the Fund is a newly formed fund that has yet to commence investment operations, as of the date of this Statement of Additional Information and to the knowledge of the Fund, no person owned of record or beneficially five percent (5%) or more of the outstanding shares of any class of shares of the Fund.  The officers and trustees of the Trust, as a group, own less than one percent (1%) of the outstanding shares of each class of shares of the Fund and of the Trust.

CODE OF ETHICS

The Fund and the Adviser have adopted a Code of Ethics (the “Code of Ethics”) under Rule 17j-1 under the Investment Company Act of 1940, as amended. The Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

PROXY VOTING GUIDELINES

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund have been included as Appendix A hereto.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800-767-1729 or by visiting Pax World’s website at www.paxworld.com, and is available without charge by visiting the Securities and Exchange Commission’s web site at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISER

GENERAL

Pax World Management Corp., 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 is the adviser to the Fund. The Adviser was incorporated in 1970 under the laws of the State of Delaware.  As of December 31, 2006, the Adviser had approximately $2.489 billion in assets under management.  The Adviser currently manages investments for clients other than the Fund and may continue to do so in the future.

Substantially all of the Adviser’s capital stock is currently owned by Mr. Laurence A. Shadek and of his siblings Mr. James M. Shadek and Ms. Katherine Shadek Boyle.  As a result, the Shadek family may be deemed to “control” the Adviser.

ADVISORY AGREEMENT

Pursuant to the terms of an investment advisory agreement, the Adviser, subject to the supervision of the Board of Trustees of the Trust, is responsible for managing the assets of the Fund in accordance with the Fund’s investment objectives, investment programs and policies.

Pursuant to a Management Contract (the “Management Contract”), the Adviser has contracted to furnish the Fund continuously with an investment program, determining what investments to purchase, sell and exchange for the Fund and what assets to hold uninvested.  The Adviser also has contracted to provide office space and certain management and administrative facilities for the Fund.  In return for such services, the Fund pays the Adviser a fee, calculated based on the average net asset value of the Fund, as follows:

Women’s Equity Fund

0.75% of assets

Under the Management Contract, any liability of the Adviser to a Fund and/or its shareholders is limited to situations involving the Adviser’s own willful misfeasance, bad faith or gross negligence or the reckless disregard of its duties.

The Management Contract may be terminated with respect to a Fund at any time on at least 30 days, but no more than 60 days, written notice by the Adviser or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.  The Management Contract will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Adviser pays all salaries of officers of the Trust.  The Trust pays all expenses not assumed by the Adviser.

* * * * *

Because the Fund is a newly formed fund that has yet to commence operations, no advisory fee has been paid by the Fund as of the date of this Statement of Additional Information.

DISTRIBUTOR

PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406 (the “Distributor”), serves as the principal underwriter of the Fund’s shares pursuant to a distribution contract with the Trust.  The Distributor has no obligation to buy the Fund’s shares, and purchases the Fund’s shares only upon receipt of orders from authorized financial services firms or investors.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 (“State Street”), serves as custodian for assets of the Fund’s portfolio securities and cash, including custodian for the Fund for the custody of the foreign securities acquired by the Fund that invest in foreign securities, and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund.  Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board of Trustees at a foreign branch of a qualified U.S. bank, with an eligible foreign sub-custodian, or with an eligible foreign securities depository.

Pursuant to rules or other exemptions under the Investment Company Act, the Fund may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories.  Selection of these foreign custodial institutions is currently made by the Fund’s “foreign custody manager” (currently, its custodian) following a consideration of a number of factors.  Currently, the Board of Trustees review annually the continuance of foreign custodial arrangements for the Fund, but reserves the right to discontinue this practice as permitted by the recent amendments to Rule 17f-5.  No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Fund will not occur, and shareholders bear the risk of losses arising from these or other events.

TRANSFER AND DIVIDEND DISBURSING AGENT

PFPC, Inc., 760 Moore Road, King of Prussia, PA 19406 (the “Transfer Agent”), serves as the transfer agent and dividend disbursing agent for the Fund. The Transfer Agent provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, the Transfer Agent receives an annual fee per shareholder account of $10.00, a new account set-up fee for each manually established account of $5.00, and a monthly inactive zero balance account fee per shareholder account of $1.80. The Transfer Agent is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. Shareholder inquiries relating to a shareholder account should be directed by writing to Pax World, P.O. Box 9824, Providence, RI 02940-8024 or by telephoning Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the Fund’s independent registered public accounting firm, and in that capacity audits the Fund’s annual financial statements.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect such transactions and the negotiation of brokerage commissions relating to such transactions, if any. Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives.  Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund).  Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser.  Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.  If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser.  The Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day.  Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security.  In some instances, one client may sell a particular security to another client.  It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each.  There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, the Distributor and its affiliates.  Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation payable to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and United States Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

BROKERAGE SELECTION

The Adviser places orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Fund, the Adviser will seek the best price and execution of the Fund’s orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.  Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolios, the Fund, the Adviser will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers.  Consistent with this practice, the Adviser receives services from many broker-dealers with which the Adviser places the Fund’s portfolio transactions.  These services include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities recommendations as to the purchase and sale of securities.  Some of these services are of value to the Adviser in advising other clients (including the Fund).  The advisory fees paid by the Fund are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses it might otherwise bear.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e) to the Adviser) an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser determines in good faith that the Commission is responsible in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the advisory accounts for which the Adviser exercises consistent discretion.

The Adviser may place orders for the purchase and sale of exchange listed portfolio securities with a broker-dealer that is an affiliate of the Fund when, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker dealers.

Pursuant to rules of the Securities and Exchange Commission, a broker dealer that is an affiliate of a Fund may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  As required by applicable Securities and Exchange Commission rules, the Board of Trustees has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

BROKERAGE COMMISSIONS

Because the Fund is a newly formed fund that has yet to commence operations, no brokerage commissions have been paid by the Fund as of the date of this Statement of Additional Information.

As of the date of this Statement of Additional Information, the Fund does not own any securities of the Fund’s regular brokers or dealers (as defined in the Investment Company Act of 1940) or their parents.

CAPITAL STOCK AND OTHER SECURITIES

The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, which shares are currently divided into three classes: Individual Investor Class, Institutional Class and R Class. Except as noted below, each share of the Fund, regardless of class, has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions within the Fund and a fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share except that: (i) each class of shares has different class designations; (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements;  (iii) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class. In general, shares will be voted in the aggregate except if voting by class is required by law or the matter involved affects only one class, in which case shares will be voted separately by class. The Fund’s shares do not have cumulative voting rights for the election of trustees. In the event of liquidation, each share of the Fund is entitled to its portion of all of such Fund’s assets after all debts and expenses of such Fund have been paid. There are no conversion, preemptive or other subscription rights in connection with any shares of any Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable.

PRICING OF FUND SHARES

As described in the Prospectus under the heading “How Share Price is Determined,” the net asset value per share (“NAV”) of a Fund’s shares of a particular class is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.  The Prospectus further notes that Fund shares are valued on each day that the New York Stock Exchange is open  (a “Business Day”), and describe the time (the “Valuation Time”) as of which Fund shares are valued each Business Day.  The Trust expects that the holidays upon which the New York Stock Exchange will be closed are as follows:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. Under certain circumstances, NAV of classes of shares of the Fund with higher service and/or distribution fees may be lower than NAV of the classes of shares with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees. Generally, for a Fund that pays income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund’s classes.  In accordance with regulations governing registered investment companies, the Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

The Board of Trustees of the Trust has delegated primary responsibility for determining or causing to be determined the value of the Fund’s portfolio securities and other assets (including any fair value pricing) and NAV of the Fund’s shares to the Adviser, pursuant to valuation policies and procedures approved by the Board (the “Valuation Procedures”).  The Adviser has, in turn, delegated various of these responsibilities to State Street, as the Fund’s custodian and other agents.

As described in the Prospectus, for purposes of calculating NAV, the Fund’s investments for which market quotations are readily available are valued at market value.  The following summarizes the methods used by the Fund to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time):

Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the-counter market that is the primary market for such securities.  If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services.

Debt securities are generally valued using quotes obtained from pricing services or brokers or dealers.

Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.

Exchange-traded options are generally valued at the last sale or official closing price on the exchange on which they are primarily traded, or at the mean of the last available bid and asked quotations on the exchange on which they are primarily traded for options for which there were no sales or closing prices reported during the day.  Over-the-counter options not traded on an exchange are valued at a broker-dealer bid quotation.

Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources.

Portfolio securities and other assets initially valued in currencies other than the U.S. Dollar are converted to U.S. Dollars using exchange rates obtained from pricing services.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

As described in the Prospectus, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Fund’s investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”).  Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments.  Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.  The Prospectus provides additional information regarding the circumstances in which fair value pricing may be used and related information.

TAXATION

The following discussion of U.S. Federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), existing U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information.  These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.  The following discussion is only a summary of some of the important U.S. Federal tax considerations generally applicable to investments in the fund.  There may be other tax considerations applicable to particular shareholders.  Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the Fund.  The Fund intends to qualify as a regulated investment company under Subchapter M of the Code.  By qualifying as a regulated investment company, the Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which the Fund may be subject.  If the Fund qualifies as a regulated investment company, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

In order to qualify for the special tax treatment accorded to regulated investment companies, the Fund must, among other things, derive at least ninety percent (90%) of its annual gross income from (a)(i) interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (i) at least fifty percent (50%) of the market value of its assets is represented by cash and cash items, United States Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than five percent (5%) of the value of its assets and an amount not greater than ten percent (10%) of the outstanding voting securities of such issuer, and (ii) not more than twenty-five percent (25%) of the value of its assets is invested (x) in the securities (other than those of the United States Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnership (as defined below); and (c) distribute with respect to each taxable year at least at least ninety percent (90%) of its investment company income taxable income (as that term is defined in the Internal Revenue Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the ninety percent (90%) gross income requirement described in clause (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, one hundred percent (100%) of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than ninety percent (90%) of its income from the qualifying income described in clause (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Internal Revenue Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.  For purposes of meeting this diversification requirement, in the case of the Fund’s investments in loan participations, the issuer may be the financial intermediary or the borrower. Finally, for purposes of clause (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to qualify as a regulated investment company accorded special tax treatment in any taxable year, that Fund will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income.  Some portions of such distributions (if any) may be eligible for the dividends received deduction in the case of corporate shareholders.  In addition, that Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of ninety-eight percent (98%) of its ordinary income for such year and ninety-eight percent (98%) of its capital gain net income for the one-year period ending October 31 of such year (or December 31 of such year, if that Fund elects to compute its capital gain net income by reference to its December 31 taxable year-end), plus any retained amount from the prior year, that Fund will be subject to a nondeductible four percent (4%) excise tax on the undistributed amounts.  For these purposes, the Fund will be treated as having distributed any amount for which they are subject to income tax.  A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.  The Fund intends generally to make distributions sufficient to avoid imposition of the four percent (4%) excise tax, although there can be no assurance that it will be able to do so.

The Fund intends to distribute at least annually to their shareholders all or substantially all of their investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain.  The Fund may, however, opt to retain for investment their net capital gain.  If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.  If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Distributions.  For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income.  Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.  Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by that Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains (generally subject to a fifteen percent (15%) tax rate, with lower rates applying to taxpayers in the ten percent (10%) and fifteen percent (15%) rate brackets, through taxable years beginning before January 1, 20011).  Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.  For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid).  Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.  A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the new shares issued to the shareholder, or (ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market.

Dividends and distributions on a Fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed.  Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder’s tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.  A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than sixty-one (61) days during the one hundred twenty-one (121) day period beginning on the date which is sixty (60) days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, ninety-one (91) days during the  one hundred eighty-one (181) day period beginning ninety (90) days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to that Fund’s shares.  If the aggregate dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Sale, Redemption or Exchange of Shares.  The sale, exchange or redemption of Fund shares may give rise to a gain or loss.  In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than twelve (12) months.  Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.  However, any loss realized upon a taxable disposition of shares held for six (6) months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares.  All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within thirty (30) days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.  A sale or exchange of Fund shares by a securities dealer may generate ordinary income if such Fund shares were not designated by such securities dealer as held for investment.

The Fund may invest in REITs that hold residual interests in real estate mortgage conduits (“REMICs”).  Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.  Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.”

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.  In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in the Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.  To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.  The Funds have not yet determined whether such an election will be made.

Under current law, the Funds serve to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools.  Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI.  Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognizes “excess inclusion income” (which is described earlier).  Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate.  The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear.  To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.  CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Securities Issued or Purchased at a Discount.  A Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received.  In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Hedging.  If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sales, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of that Fund.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) may produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Foreign Taxes, Foreign Currency-Denominated Securities and Related Hedging Transactions.  Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, if more than fifty percent (50%) of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least fifteen (15) additional days during the thirty (30) day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”), if any, could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax by making an election to mark such investments to market annually or to treat the PFIC as a “qualified electing fund.”  A PFIC is any foreign corporation: (i) seventy-five percent (75%) of more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least fifty percent (50%).  Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains.  Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Backup Withholding.  A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is twenty-eight percent (28%) for amounts paid through 2010. The backup withholding rate will be thirty-one percent (31%) for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with the special certification and filing requirements. Foreign investors should consult their tax advisers in this regard.

Tax Shelter Reporting Regulations.  Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased Through Tax-Qualified Plans.  Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Non-U.S. Shareholders.  Capital Gain Dividends will not be subject to withholding of federal income tax.  In general, dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of thirty percent (30%) (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of a Fund beginning before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a ten percent (10%) shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund (an “interest-related dividend”), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (a “short-term capital gain dividend”).  A Fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

* * * * *

Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Fund. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation (especially with respect to foreign, state or local taxation).  In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information, such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

DISTRIBUTION

As stated in the Prospectus under the caption “Distribution Arrangements” shares of the Fund are continuously offered through participating brokers that have dealer agreements with the Fund, or that have agreed to act as introducing brokers. The Fund maintains a distribution expense plan (individually, a “Plan”; collectively, the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act pursuant to which the Fund incurs the expenses of distributing their shares.  Such expenses include (but are not limited to) advertising, compensation to and expenses (including overhead and telephone expenses) of underwriters, dealers and sales personnel who engage in the sale of shares of the Fund, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. The Plan provides that the Fund may pay to one or more of its 12b-1 distributors total distribution fees of up to twenty-five hundredths of one percent (0.25%) or fifty hundredths of one percent (0.50%) per annum of its average daily net assets with respect to the Fund’s Individual Investor Class or R Class shares, respectively.

Because the Fund is a newly formed fund that has yet to commence operations, no amounts have been paid by the Fund under the Plans for advertising, printing, postage and sales-related expenses (travel, telephone and sales literature) as of the date of this Statement of Additional Information.

Financial firms that receive distribution and/or service fees may, in certain circumstances, pay and/or reimburse all or a portion of those fee to their customers, although neither the Trust nor the Distributor are involved in establishing any such arrangements and may not be aware of their existence.

In addition, the Adviser and its affiliates may from time to time pay additional cash bonuses or provide other incentives or make other payments to financial firms in connection with the sale or servicing of the Fund and for other services such as, without limitation, granting the Adviser access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Fund, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services.  These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings. The Adviser and its affiliates typically make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund.

The additional payments described above are made from the Adviser’s own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.  These payments may be made, at the discretion of the Adviser to some of the firms that have sold the greatest amount of shares of the Fund.  The level of payments made to a financial firm in any future year will vary and generally will not exceed 0.10% of the total Fund assets attributable to that financial firm.  In some cases, in addition to payments described above, the Adviser will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds.  In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.  Shareholders should consult their financial advisors and review carefully any disclosure by the financial firms as to compensation received by their financial advisors.  As of the date of this Statement of Additional Information, the Adviser has no arrangements with firms for the additional payments described above for distribution services and/or educational support.

The Adviser expects that firms may be added to this list from time to time.  Representatives of the Adviser visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients.  The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Fund may use financial firms that sell Fund shares to make transactions for the Fund’s portfolio, the Fund will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

Pursuant to the terms of each Plan, the Board of Trustees of the Trust will review at least quarterly a written report of the distribution expenses incurred on behalf of the Fund. Each report will include an itemization of the distribution expenses incurred by the Fund and the purpose of each expenditure.

Each Plan will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of such Plan or in any agreement related to such Plan (the “Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose.  Each Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of stock of the Fund on not more than sixty (60) days, nor less than thirty (30) days, written notice to any other party to such Plan. None of the Fund’s Plans may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class of stock of such Fund, and all material amendments are required to be approved by the Board of Trustees in the manner described above.  Each Plan will automatically terminate in the event of its assignment. The Fund will not be obligated to pay expenses incurred under the Fund’s Plan if it is terminated or not continued.

Each Plan was adopted and last approved on March 8, 2007 by the Board of Trustees, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such Plan.

Pursuant to the terms of each Plan, the Fund has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor. Under the Distribution Agreement, the Distributor serves as distributor of the Fund’s shares, and for nominal consideration and as agent for the Fund, solicits orders for the purchase of Fund shares; it being understood, however, that orders are not binding on any Fund until accepted by such Fund as principal. The Distribution Agreement will continue for an initial two-year term and will continue in effect thereafter from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Agreement may be terminated at any time, without penalty, by a vote of a majority of the Rule 12b-1 Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund on sixty (60) days written notice to the Distributor or by the Distributor on sixty (60) days written notice to the Fund.

The Distribution Agreement was adopted and last approved on March 8, 2007 by the Board of Trustees, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such Distribution Agreement.

Registration Statement

This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission.  The registration statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

APPENDIX A

PROXY VOTING GUIDELINES

Type of Proposal	Proposal	Proxy Voting Guideline

1. DIRECTOR-RELATED ISSUES

Management Proposal	1a. Uncontested Election of Directors	Votes on individual director nominees are made on a case-by-case basis.

Management Proposal	1b. Contested Election of Directors	Votes in a contested election of directors are evaluated on a case-by-case basis.

Management Proposal	1c. Classified Board	Vote for proposals to declassify the board of directors. Vote against proposals to classify the board of directors.

Management Proposal	1d. Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Management Proposal	1e. Cumulative Voting	Vote against management proposals to eliminate cumulative voting.

Management Proposal	1f. Alter Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote case-by-case on proposals that seek to change the size or range of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

2. AUDITORS

Management Proposal	2. Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or where non-audit fees exceed 25% of revenue received from that company.

3 PROXY CONTEST DEFENSES / TAKEOVER DEFENSES

Management Proposal	3a. Shareholder Ability to Call Special Meeting

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Management Proposal	3b. Shareholder Ability to Act by Written Consent	Vote for proposals to allow or facilitate shareholder action by written consent. Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Management Proposal	3c. Poison Pills

Review on a case-by-case basis management proposals to ratify a poison pill.  Look for shareholder friendly features including a two to three year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, shareholder redemption feature, and the absence of dead

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hand features.

Management Proposal	3d. Fair price Provisions	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Management Proposal	3e. Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Management Proposal	3f. Unequal Voting Rights	Generally vote against dual class capitalization.

Management Proposal	3g. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote for proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Management Proposal	3h. Supermajority Shareholder Vote Requirement to Approve Mergers

Vote for proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Management Proposal	3i. Director and Officer Liability Protection

Vote against proposals to limit or eliminate entirely director and officer liability for (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits.

Management Proposal	3j. Director and Officer Indemnification

Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner at the reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

4. MISC. GOVERNANCE PROVISIONS

Management Proposal	4a. Confidential Voting	Vote for management proposals to adopt confidential voting.

Management Proposal	4b. Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals.  In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.  In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals.  If the combined effect is positive, support such proposals.

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Management Proposal	4c. Adjourn Meeting if Votes are Insufficient	Vote for proposals to adjourn the meeting when votes are insufficient.

Management Proposal	4d. Other Business	Vote for other business proposals.

Management Proposal	4e. Changing Corporate Name	Vote for changing the corporate name.

5. CAPITAL STRUCTURE

Management Proposal	5a. Common Stock Authorization	Review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

Management Proposal	5b. Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in a excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

Management Proposal	5c. Reverse Stock Splits

Review on a case-by-case basis management proposals to implement a reverse stock split.  We will generally vote for a reverse stock split if management provides a reasonable justification for the split.

Management Proposal	5d. Blank Check Preferred Authorization	Usually vote against proposals to create blank check preferred stock.

Review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.  If the company does not have any preferred shares outstanding we will vote against the requested increase.

Vote for requests to require shareholder approval for blank check authorizations.

Management Proposal	5e. Adjustments to Par Value of Common Stock	Vote for management proposals to reduce the par value of common stock.

Management Proposal	5f. Redemption Rights

Review on a case-by-case basis proposals to create or abolish preemptive rights.  In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

Management Proposal	5g. Debt Restructurings	Review on a case-by-case basis proposals regarding debt restructurings.

Management Proposal	5h. Share Repurchase Programs	Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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6. EXECUTIVE AND DIRECTOR COMPENSATION

Management Proposal	6a. Stock-Based Incentive Plans	Vote with respect to compensation plans should be determined on a case-by-case basis.

Management Proposal	6b. Approval of ‘Cash or Cash-and-Stock Bonus Plans

Vote for plans where the performance measures included under the plan are appropriate, the plan is administered by a committee of independent outsiders, and the preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Management Proposal	6c. Employee Stock Purchase Plans	Vote for employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.

Vote against employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

Management Proposal	6d. Outside Director Stock Awards / Options in Lieu of Cash	Vote case-by-case on proposals that seek to pay outside directors a portion of their compensation in stock rather than cash.

7. MERGERS AND CORPORATE RESTRUCTURING

Management Proposal	7a. Mergers and Acquisitions	Vote on mergers and acquisitions are considered on a case-by-case basis.

Management Proposal	7b. Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions.)

Generally vote for opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders.  We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Management Proposal	7c. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis.  Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the corporations.

Management Proposal	7d. Corporate Restructuring	Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Management Proposal	7e. Spin-offs	Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

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Management Proposal	7f. Asset Sales	Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Management Proposal	7g. Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Management Proposal	7h. Appraisal Rights	Vote for proposals to restore, or provide shareholders with, rights of appraisal.

8. MUTUAL FUND PROXIES

Management Proposal	8a. Mutual Funds – Election of Trustees	Votes on trustee nominees are made on a case-by-case basis.

Management Proposal	8b. Mutual Funds – Investment Advisory Agreement	Votes on investment advisory agreements should be elevated on a case-by-case basis.

Management Proposal	8c. Mutual Funds – Fundamental Investment	Votes on amendments to a fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Management Proposal	8d. Mutual Funds – Distribution Agreements	Votes on distribution agreements should be evaluated on a case-by-case basis.

9. SHAREHOLDER PROPOSALS: CORPORATE GOVERNANCE AND EXECUTIVE COMPENSATION

Shareholder Proposal	9a-1. Rotate Annual Meeting	Vote against shareholder proposals to rotate the annual meeting of shareholders or change the date and time of the meeting.

Shareholder Proposal	9b-1. Declassify Board of Directors	Vote for proposals to declassify the board the directors.

Shareholder Proposal	9b-2. Separate Chairman and CEO	Vote for shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

Shareholder Proposal	9b-3. Adopt Cumulative Voting	Vote case-by-case on shareholder proposals to permit cumulative voting.

Vote case-by-case on shareholder proposals to adopt cumulative voting at companies with no women or minority members on the board.

Shareholder Proposal	9b-4. Majority of Independent	Vote for shareholder proposals that request that the board be comprised of a majority of independent directors.

Shareholder Proposal	9b-5. Independent Committees	Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Shareholder Proposal	9b-6. Adopt Director Term Limits	Vote against shareholder proposals to limit the tenure of outside directors.

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Shareholder Proposal	9b-7. Implement Director Share Ownership Requirement	Vote against shareholder proposals that seek to establish mandatory share ownership requirements for directors.

Vote case-by-case on shareholder proposals that ask directors to accept a certain percentage of their annual retainer in the form of stock.

Shareholder Proposal	9c-1. Reduce Supermajority Vote Requirements	Vote for proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Vote for proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Shareholder Proposal	9c-2. Remove Antitakeover Provisions	Vote for shareholder proposals that seek to remove antitakeover provisions.

Shareholder Proposal	9c-3. Submit Poison Pill (Shareholder Rights Plan) to a Vote	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Vote case-by-case on proposals to amend an existing shareholder rights plan.

Shareholder Proposal	9C-4. Confidential Voting

Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contexts as follows:  In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree ,the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived.

Shareholder Proposal	9c-5. Written Consent/Special Meeting	Vote for shareholder proposals that provide for shareholder ability to take action by written consent and/or call a special meeting.

Shareholder Proposal	9c-6. Elect Auditors/Ensure Auditor Independence	Vote for proposals that would allow shareholders to elect the auditors.

Shareholder Proposal	9c-7. Non-Partnership/Political Contributions	Vote for proposals calling for a company to disclose its political contributions.

Shareholder Proposal	9d-1. Increase Disclosure of Executive Compensation	Vote for shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

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Shareholder Proposal	9d-2. Limit Executive compensation

Vote for proposals to prepare reports seeking to compare the wages of a company’s lowest paid worker to the highest paid workers.

Vote case-by-case on proposals that seek to establish a fixed ratio between the company’s lowest paid workers and the highest paid workers.

Shareholder Proposal	9d-3. Prohibit/Require Shareholder Approval for Option Repricing	Vote for shareholder proposals seeking to limit repricing. Vote for shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

Shareholder Proposal	9d-4. Severance Agreements/Golden Parachutes	Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Shareholder Proposal	9d-5. Cash Balance Plans	Vote for shareholder proposals calling for non-discrimination in retirement benefits.

Shareholder Proposal	9d-6. Performance-Based Options/Indexed Options	Vote for shareholder proposals to link executive pay to performance, including the use of indexed options and other indicators.

Shareholder Proposal	9d-7. Link Compensation to Non-Financial Factors

Vote for shareholder proposals calling for the preparation of a report on the feasibility of linking executive pay to nonfinancial factors, such as social and environmental goals.

Vote for shareholder proposals seeking to link executive pay to non-financial factors.

Shareholder Proposal	9c-1. Seek sale of company/assets	Vote on a case-by-case basis proposals that seek the sale of the company or company assets.

Shareholder Proposal	9c-2. Hire advisor/maximize shareholder value	Vote on a case-by-case basis proposals that request the company hire an advisor to maximize the shareholder value.

Shareholder Proposal	9c-3. Convert closed-end fund to open-end fund	Vote against shareholder proposals to convert a closed-end fund to an open-end fund.

10. SHAREHOLDER PROPOSALS: SOCIAL AND ENVIRONMENTAL PROPOSALS

Shareholder Proposal	10a-1. Add Women and Minorities to Board	Vote for shareholder proposals that ask the company to take steps to nominate more women and minorities to the board.

Shareholder Proposal	10a-2. Prepare Report/Promote EEOC-Related Activities

Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.

Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

Shareholder Proposal	10a-3. Report on Progress Toward Glass Ceiling Commission Recommendations	Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling commission’s recommendations.

Shareholder Proposal	10a-4. Prohibit Discrimination on the Basis of Sexual Orientation	Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation.

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Vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

Shareholder Proposal	10a-5. Report on/Eliminate Use of Racial Stereotypes in Advertising	Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report.

Shareholder Proposal	10b-1. Codes of Conduct and Vendor Standards

Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.

Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.

Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union, and China).

Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and license compliance with codes.

Vote for shareholder proposals that seek publication of a “Code of Conduct” to the Company’s foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.

Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employees’ wages and working conditions.

Shareholder Proposal	10b-2. Prepare Report on Operations in Burma/Myanmar	Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.

Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.

Vote for shareholder proposals to pull out of Burma.

Shareholder Proposal	10b-3. Adopt/Report on MacBride Principles.	Vote for shareholder proposals to report on or to implement the MacBride Principles.

Shareholder Proposal	10b-4. Prepare Report on Operations in China	Vote for shareholder proposals requesting more disclosure on a company’s involvement in China.

Vote on a case-by-base basis shareholder proposals that ask a company to terminate a project or investment in China.

Shareholder Proposal	10b-5. Prepare Report on Maquiladoras	Vote for shareholder proposals to prepare reports on a company’s Maquiladora operations.

Shareholder Proposal	10b-6. Prepare Report on Company Activities Affecting Indigenous Peoples’ Rights	Vote for shareholder proposals to prepare reports on a company’s impact on indigenous communities.

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Shareholder Proposal	10c-1. Environmental Report (General)	Vote for shareholder proposals seeking greater disclosure on the company’s environmental practices, and/or environmental risks and liabilities.

Shareholder Proposal	10c-2. Prepare Report on Global Warming/Greenhouse Gas Emissions	Vote for shareholder proposals seeking disclosure of liabilities or preparation of a report pertaining to global warming.

Vote for shareholder proposals calling for the reduction of greenhouse gas.

Shareholder Proposal	10c-3. Invest in Clean/Renewable Energy	Vote for shareholder proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.

Vote for shareholder proposals seeking increased investment in renewable energy sources.

Shareholder Proposal	10c-4. Drilling in the Arctic National Wildlife Refuge	Vote for shareholder proposals asking companies to prepare a feasibility report or to adopt a policy not to mine, drill, or log in environmentally sensitive areas such as ANWR.

Vote for shareholder proposals seeking to prohibit or reduce the sale of products manufactures from materials extracted from environmentally sensitive areas such as old growth forests.

Shareholder Proposal	10c-5. Adopt/implement CERES Principles	Vote for shareholder proposals to study or implement the CERES principles.

Shareholder Proposal	10c-6. Phase Out Chlorine-Based Chemicals	Vote for shareholder proposals to prepare a report on the phase-out of chlorine bleaching in paper production.

Vote for shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

Shareholder Proposal	10c-7. Report/reduce Toxic Emissions and Assets Community Impact

Vote for shareholder proposals that seek to prepare a report on the company’s procedures for reducing or preventing pollution and/or the impact of the company’s pollution on the surrounding communities.

Vote for shareholder proposals calling on the company to establish a plan to reduce toxic emissions.

Shareholder Proposal	10c-8. Adopt a Comprehensive Recycling Policy	Vote for shareholder proposals requesting the preparation of a report on the company’s recycling efforts.

Vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

Shareholder Proposal	10c-9. Nuclear Energy	Vote for shareholder proposals seeking the preparation of a report on a company’s nuclear energy procedures.

Vote for shareholder proposals that ask the company to cease the production of nuclear power.

Shareholder Proposal	10d-1. Report on Handgun Safety Initiatives	Vote for shareholder proposals asking the company to report on its efforts to promote handgun safety.

Vote for shareholder proposals asking the company to stop the sale of handguns and accessories.

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Shareholder Proposal	10d-2. Prepare Report to Renounce Future Landmine Production	Vote for shareholder proposals seeking a report or the renouncement of future landmine production.

Shareholder Proposal	10d-3. Prepare Report on Foreign Military Sales	Vote for shareholder proposals to report on foreign military sales or offset agreements.

Vote for proposals that call for restrictions on foreign military sales.

Shareholder Proposal	10e-1. Phase-out or Label Products Containing Genetically Modified Organisms	Vote for shareholder proposals to label products that contain genetically modified organisms.

Vote case-by-case on shareholder proposals that ask the company to phase out the use of genetically modified organisms in their products.

Vote for shareholder proposals that ask the company to report on the use of genetically modified organisms in their products.

Shareholder Proposal	10e-2. Tobacco-related Proposals	Vote for shareholder proposals seeking to limit the sale of tobacco products to children.

Vote for shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.

Vote for shareholder proposals that ask restaurants to adopt smoke-free policies.

Vote for shareholder proposals seeking a report on a tobacco company’s advertising approach.

Vote for shareholder proposals at insurance companies to cease investment in tobacco companies.

Vote for proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.

Vote for on proposals calling for tobacco companies to cease the production of tobacco products.

Shareholder Proposal	10e-3. Adopt Policy/Report on Predatory Lending Practices	Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Shareholder Proposal	10e-4. Disclosure on Credit in Developing Countries (LDCs)	Vote for shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.

Shareholder Proposal	10e-5. Forgive LDC Debt	Vote against shareholder proposals asking banks to forgive loans outright.

Vote case-by-case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.

Vote for proposals to restructure and extend the terms of

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non-performing loans.

Shareholder Proposal	10e-6. Adopt Policy / Report on Drug Pricing	Vote for shareholder proposals to prepare a report on drug pricing.

Vote for shareholder proposals to adopt a formal policy on drug pricing.

Shareholder Proposal	10e-7. Adult Entertainment	Vote for shareholder proposals that seek a review of the company’s involvement with pornography.

Shareholder Proposal	10e-8. Abortion/Right to Life Issues	Abstain on shareholder proposals that address right to life issues.

Shareholder Proposal	10e-9. Animal Testing (substitutes for)	Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not required by law.

Shareholder Proposal	10e-10. Disclosure on Plant Closings	Vote for shareholder proposals seeking greater disclosure on plant closing criteria if such information has not been provided by the company.

Shareholder Proposal	10e-11. Control over Charitable Contributions	Vote against shareholder proposals giving criteria or to require shareholder ratification of grants.

Shareholder Proposal	10e-12. Disclosure on Prior Government Service	Vote for shareholder proposals calling for the disclosure of prior government service of the company’s key executives.

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Part C.

Item 15.                    Indemnification

Article Five of the Bylaws of Registrant (“Article Five”) provides that the Registrant shall indemnify each of its trustees and officers, and each person who serves at the Registrant’s request as a director, officer, or trustee of another organization in which the Registrant has any interest as a shareholder, creditor, or otherwise, and the heirs, executors and administrators of each of them (“Covered Persons”).

The Registrant shall indemnify each Covered Person against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines or penalties, and counsel fees reasonably incurred by the Covered Person, in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which the Covered Person is or was involved as a party or otherwise or with which the Covered Person is or was threatened, while in office or thereafter, by reason of any alleged act or omission as a trustee or officer or by reason of his or her being or having been a Covered Person, except that:

(i) no Covered Person is entitled to indemnification with respect to any matter as to which he or she is finally adjudicated in any action, suit, or other proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant; and

(ii) no Covered Person is entitled to indemnification against any liability to the Registrant or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree, or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, if it is determined that a Covered Person has not acted in good faith in the reasonable belief that his or her actions were in the best interests of the Registrant or is liable to the Registrant and its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, the Registrant shall provide indemnification without regard for the conditions stated in sections (i) and (ii) in the preceding paragraph if: (a) approved, after notice that it involves such indemnification, by at least a majority of the trustees, who are neither “interested persons” of Registrant, as defined in Section 2(a)(19) of the 1940 Act (or who is exempted from being an “interested person” by rule, regulation, or order of the Securities and Exchange Commission), nor parties to the actions, suits, or other proceedings in question, (or another action, suit, or other proceeding on the same or similar grounds) is then or has been pending (“disinterested, non-party trustees”), acting on the matter (provided that a majority of the disinterested non-party trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that the Covered Person has acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant and is not liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office; or (b)

there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that the Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant and that such indemnification would not protect the Covered Person against any liability to the Registrant to which the Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Registrant shall pay the expenses, including counsel fees (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), incurred by a Covered Person in respect of any action, suit, or proceeding against which the Covered Person may be entitled to indemnification under Article Five, from time to time in advance of the final disposition of the action, suit, or proceeding, upon receipt of an undertaking by or on behalf of the Covered Person to repay to the Registrant amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under Article Five, if (i) the Covered Person has provided appropriate security for such undertaking, or (ii) the Registrant is insured against losses arising from any such advance payments, or (iii) either a majority of the disinterested, non-party trustees of Registrant acting on the matter (provided that a majority of the disinterested, non-party trustees then in office act on the matter), or independent legal counsel as expressed in a written opinion, determines, based on a review of readily-available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification under Article Five. For purposes of the determination or opinion referred to in this section (iii), the majority of disinterested non-party trustees acting on the matter or independent legal counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Covered Person’s office.

Any approval of indemnification pursuant to Article Five does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Five as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to be liable to Registrant or its shareholders by reason of (a) not acting in good faith in the reasonable belief that such Covered Person’s action was in the best interests of Registrant or (b) to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Article Five also provides that its indemnification provisions are not exclusive and do not affect any other rights to which any Covered Person may be entitled. Nothing contained in Article Five affects any rights to indemnification to which personnel of the Registrant, other than Covered Persons, and other persons may be entitled by contract or otherwise under law, nor the power of the Registrant to purchase and maintain liability insurance on behalf of any such person.

The Registrant has also entered into Indemnification Agreements with each of its Trustees, a copy of which has been filed as an exhibit to this registration statement, establishing certain procedures with respect to the indemnification described above.

Item 16.                    Exhibits

(1)                                  Articles of Incorporation.  Agreement and Declaration of Trust of Registrant dated May 25, 2006.  Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s registration statement on Form N-1A.

(2)                                  By-Laws.  Bylaws of Registrant.  Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s registration statement on Form N-1A.

(3)                                  Not applicable.

(4)                                  Form of Agreement and Plan of Reorganization- Filed as Appendix A to Part A hereof.

(5)                                  Instruments Defining Rights of Securities Holders. Incorporated by reference to the following sections of the Agreement and Declaration of Trust filed herewith as Exhibit (a): Article III, Section 6, part (e); Article III, Sections 7-9; and Article V, Sections 1-6.

(6)                                  Form of Investment Advisory Contracts. Second Amended and Restated Management Contract between Registrant and Pax World Management Corp. – filed herewith.

(7)                                  Underwriting Contracts.  Distribution Agreement between Registrant and PFPC, Inc.  Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s registration statement on Form N-1A.

(8)                                  Bonus or Profit Sharing Contracts.  Not applicable.

(9)                                  Custodian Agreements.  Custodian Agreement between Registrant and State Street Bank and Trust Company.  Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s registration statement on Form N-1A.

(10)                            Rule 12b-1 Plan.

(a)                                  Distribution and Service Plan for Individual Investor Class Shares. Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s registration statement on Form N-1A.

(b)                                 Distribution and Service Plan for R Class Shares. Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s registration statement on Form N-1A.

Rule 18f-3 Plan.

(c)                                  Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3. incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s registration statement on Form N-1A. (11)

(11)                            Opinion and Consent of Ropes & Gray, LLP – filed herewith.

(12)                            Opinion of Ropes & Gray, LLP– to be provided by amendment.

(13)                            Other Material Contracts.

(a)                                  Form of Amended and Restated Transfer Agency Services Agreement between Registrant and PFPC, Inc.  Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s registration statement on Form N-1A.

(b)                                 Form of Indemnification Agreement – filed herewith.

(14)                            [Consent of Independent Registered Public Accounting Firm –filed herewith.]

(15)                            Not applicable.

(16)                            Power of Attorney – filed herewith.

(17)                            Not applicable.

Item 17.                    Undertakings

(1)                                  The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)                                  The undersigned registrant agrees that every prospectus that is filed under paragraph above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities  offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)                                The undersigned Registrant undertakes to file an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this registration statement within a reasonable time after receipt of such opinion.

Exhibit Index

(6)                                  Form of Second Amended and Restated Management Contract between Registrant and Pax World Management Corp.

(11)                            Opinion and Consent of Ropes & Gray, LLP

(13)(b)             Form of Indemnification Agreement

(14)                            Consent of Independent Registered Public Accounting Firm

(16)                            Power of Attorney.

NOTICE

A copy of the Agreement and Declaration of Trust of Pax World Funds Series Trust I (the “Registrant”) is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this instrument has been executed on behalf of the Registrant by an officer of the Registrant as an officer and by its trustees as trustees and not individually, and the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Portsmouth and the State of New Hampshire, on August 2, 2007.

PAX WORLD FUNDS SERIES TRUST I

By:	/s/ Joseph F. Keefe
Name:	Joseph F. Keefe
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joseph F. Keefe
Joseph F. Keefe	Trustee, Chief Executive Officer (Principal Executive Officer)	August 2, 2007

/s/ Alicia K. DuBois
Alicia K. DuBois	Treasurer (Principal Financial and Accounting Officer)	August 2, 2007

/s/ Adrian P. Anderson*
Adrian P. Anderson	Trustee	August 2, 2007

/s/ Carl H. Doerge, Jr.*
Carl H. Doerge, Jr.	Trustee	August 2, 2007

Cynthia Hargadon	Trustee	August 2, 2007

/s/ Louis F. Laucirica*
Louis F. Laucirica	Trustee	August 2, 2007

/s/ Laurence A. Shadek
Laurence A. Shadek	Trustee	August 2, 2007

/s/ Sanford C. Sherman*
Sanford C. Sherman	Trustee	August 2, 2007

/s/ Nancy S. Taylor*
Nancy S. Taylor	Trustee	August 2, 2007

*By:	/s/ Joseph F. Keefe
Joseph F. Keefe
As Attorney-in-Fact
August 2, 2007